                                                                  EXHIBIT 10.130

===============================================================================


                            PAXSON COMMUNICATIONS OF
                             LITTLE ROCK-42, INC.,

                          LEININGER-GEDDES PARTNERSHIP

                                      AND

                        CHANNEL 42 OF LITTLE ROCK, INC.

                                   *  *  *

                          TELEVISION STATION KVUT(TV)
                             LITTLE ROCK, ARKANSAS

                                   *  *  *

                               STOCK PURCHASE AND
                              RELATED TRANSACTIONS

                                   *  *  *

                                AUGUST 21, 1996



===============================================================================

                          TELEVISION STATION KVUT(TV)
                             LITTLE ROCK, ARKANSAS

                                   *  *  *

                               STOCK PURCHASE AND
                              RELATED TRANSACTIONS

                                   *  *  *

                                AUGUST 21, 1996

                                   *  *  *

                                     INDEX



                                                                            TAB
                                                                            ---


Stock Purchase Agreement (with Exhibits) by and among Paxson
Communications of Little Rock-42, Inc. ("Paxson-42"), Leininger-
Geddes Partnership ("Leininger-Geddes") and Channel 42 of Little
Rock, Inc. ("Channel 42"), dated as of August 21, 1996  . . . . . . . . . . . A

Escrow Agreement (with Exhibit) by and among Paxson-42,
Leininger-Geddes, Channel 42 and First Union National Bank of
Florida, dated as of August 21, 1996  . . . . . . . . . . . . . . . . . . . . B

Time Brokerage Agreement (with Attachments) by and between
Channel 42 and Paxson-42, dated as of August 21, 1996 . . . . . . . . . . . . C

Construction Agreement (with Exhibits) by and between Paxson-42 and Channel 42, dated as of August 21, 1996 . . . . . . . . . . . . . . . . . D

================================================================================

                           STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                        CHANNEL 42 OF LITTLE ROCK, INC.,

                              PAXSON COMMUNICATIONS
                             OF LITTLE ROCK-42, INC.

                                       AND

                          LEININGER-GEDDES PARTNERSHIP

                                       FOR

                           TELEVISION STATION KVUT(TV)
                              LITTLE ROCK, ARKANSAS

                                 AUGUST 21, 1996



================================================================================

                                TABLE OF CONTENTS
                                -----------------

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ARTICLE 1. CERTAIN DEFINITIONS............................................      2
    Section 1.1    Terms Defined in this Section .........................      2
    Section 1.2    Clarifications ........................................      5

ARTICLE 2. THE INITIAL CLOSING............................................      5

    Section 2.1    The Initial Closing ...................................      5
    Section 2.2    Sale of Initial Shares ................................      6
    Section 2.3    Purchase Price ........................................      6

ARTICLE 3. ACTIONS TO BE TAKEN PRIOR TO THE INITIAL CLOSING...............      6

    Section 3.1    Organization of the Company ...........................      6
    Section 3.2    Pro Forma FCC Consent .................................      6
    Section 3.3    Assignment of Construction Permit .....................      6
    Section 3.4    Conduct Pending the Initial Closing ...................      7
    Section 3.5    Extension Application .................................      7

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF BUYER
           REGARDING THE INITIAL CLOSING..................................      7
    Section 4.1    Organization and Standing .............................      7
    Section 4.2    Power and Authority ...................................      7
    Section 4.3    Conflicts .............................................      8
    Section 4.4    Investment ............................................      8
    Section 4.5    Qualifications ........................................      8
    Section 4.6    Broker ................................................      8
    Section 4.7    Disclosure ............................................      8

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF SELLER AND THE
           COMPANY REGARDING THE INITIAL CLOSING..........................      9
    Section 5.1    Organization and Standing .............................      9
    Section 5.2    Power and Authority ...................................      9
    Section 5.3    Conflicts .............................................      9
    Section 5.4    Exchange Act; investment Company Act ..................     10
    Section 5.5    Capitalization ........................................     10
    Section 5.6    Assets and Liabilities of the Company .................     10
    Section 5.7    Broker ................................................     10
    Section 5.8    Expenses ..............................................     10
    Section 5.9    Disclosure ............................................     11



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

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ARTICLE 6. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
           AT THE INITIAL CLOSING.........................................     11
    Section 6.1    Representations and Warranties ........................     11
    Section 6.2    Covenants and Conditions ..............................     11
    Section 6.3    Contribution ..........................................     11
    Section 6.4    Deliveries ............................................     11
    Section 6.5    No Event of Default ...................................     12
    Section 6.6    Adverse Proceedings ...................................     12
    Section 6.7    Extension Application .................................     12

ARTICLE 7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
           AND THE COMPANY AT THE INITIAL CLOSING ........................     13
    Section 7.1    Representations and Warranties ........................     13
    Section 7.2    Covenants and Conditions ..............................     13
    Section 7.3    Deliveries ............................................     13
    Section 7.4    Adverse Proceedings ...................................     14

ARTICLE 8. CONSTRUCTION AND OPERATION OF THE STATION......................     14
    Section 8.1    General ...............................................     14
    Section 8.2    FCC Consent ...........................................     14
    Section 8.3    Employee Benefit Plans ................................     15
    Section 8.4    Labor Relations .......................................     15
    Section 8.5    Licenses ..............................................     15
    Section 8.6    Compliance with Laws ..................................     15
    Section 8.7    Construction of the Station ...........................     15
    Section 8.8    Notification ..........................................     15
    Section 8.9    Preservation of Business ..............................     16
    Section 8.10   Performance of Agreements .............................     16
    Section 8.11   Cable Carriage ........................................     16
    Section 8.12   Execution of Tower Lease ..............................     16
    Section 8.13   Modification Application ..............................     16

ARTICLE 9. THE OPTIONS AND THE SECOND CLOSING.............................     16
    Section 9.1    Call Option ...........................................     16
    Section 9.2    Put Option ............................................     17
    Section 9.3    The Second Closing ....................................     17
    Section 9.4    Sale of Option Shares .................................     18
    Section 9.5    Purchase Price for Option Shares ......................     18

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ARTICLE 10.  REPRESENTATIONS AND WARRANTIES OF BUYER
             REGARDING THE SECOND CLOSING.................................     18
ARTICLE 11.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
             COMPANY AND SELLER REGARDING THE SECOND CLOSING..............     18
    Section 11.1   Contracts .............................................     19
    Section 11.2   Copyrights, Trademarks and Similar Rights .............     19
    Section 11.3   Governmental Authorizations ...........................     19
    Section 11.4   Title to and Condition of Real Property ...............     19
    Section 11.5   Title to and Condition of Tangible Personal Property ..     19
    Section 11.6   Compliance With Laws ..................................     20
    Section 11.7   Reports ...............................................     20
    Section 11.8   Public Inspection File ................................     20
    Section 11.9   Taxes .................................................     20
    Section 11.10  Dividends and Redemptions .............................     20
    Section 11.11  Notices; Condemnation .................................     20
    Section 11.12  Liabilities of the Company ............................     21
    Section 11.13  Disclosure ............................................     21

ARTICLE 12.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
             AT THE SECOND CLOSING........................................     21
    Section 12.1   Representations and Warranties ........................     21
    Section 12.2   Covenants and Conditions ..............................     21
    Section 12.3   FCC Consent ...........................................     21
    Section 12.4   Consents ..............................................     22
    Section 12.5   Deliveries ............................................     22
    Section 12.6   Adverse Proceedings ...................................     23
    Section 12.7   Time Brokerage Agreement ..............................     23
    Section 12.8   No Event of Default ...................................     23
    Section 12.9   Adverse Change ........................................     23

ARTICLE 13. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER AND THE COMPANY
            AT THE SECOND CLOSING ........................................     23
    Section 13.1   Representations and Warranties ........................     23
    Section 13.2   Covenants and Conditions ..............................     23
    Section 13.3   FCC Consent ...........................................     23
    Section 13.4   Consents ..............................................     24
    Section 13.5   Deliveries ............................................     24
    Section 13.6   Time Brokerage Agreement ..............................     24

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    Section 13.7   Adverse Proceedings....................................     24

ARTICLE 14.  JOINT COVENANTS..............................................     24
    Section 14.1   Confidentiality .......................................     24
    Section 14.2   Cooperation ...........................................     25
    Section 14.3   Governmental Consents .................................     25
    Section 14.4   Station Operation .....................................     25

ARTICLE 15.  TRANSFER TAXES; FEES AND EXPENSES............................     25
    Section 15.1   Transfer Taxes ........................................     25
    Section 15.2   Filing Fees ...........................................     26
    Section 15.3   Expenses ..............................................     26

ARTICLE 16.  ESCROW DEPOSIT...............................................     26
    Section 16.1   Escrow Deposit ........................................     26

ARTICLE 17.  RISK OF LOSS.................................................     27
    Section 17.1   Risk of Loss ..........................................     27
    Section 17.2   Postponement of the Second Closing Date ...............     27
    Section 17.3   Option to Terminate ...................................     27

ARTICLE 18.  TERMINATION RIGHTS...........................................     27
    Section 18.1   Termination by the Parties ............................     27
    Section 18.2   Termination by Buyer ..................................     28
    Section 18.3   Effect of Termination .................................     28

ARTICLE 19   SPECIFIC PERFORMANCE ........................................     29

ARTICLE 20.  INDEMNIFICATION..............................................     29
    Section 20.1   Seller's and the Company's Indemnification ............     29
    Section 20.2   Buyer's Indemnification ...............................     29
    Section 20.3   Notice of Claim .......................................     29
    Section 20.4   Assumption and Defense of Third-Party Action ..........     30
    Section 20.5   Limitation Period .....................................     30

ARTICLE 21.  OTHER PROVISIONS.............................................     30
    Section 21.1   Survival of Representations, Warranties and Covenants .     30
    Section 21.2   Press Releases ........................................     30
    Section 21.3   Further Assurances ....................................     31
    Section 21.4   Benefit and Assignment ................................     31

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    Section 21.5   Entire Agreement ......................................     31
    Section 21.6   Headings ..............................................     31
    Section 21.7   Governing Law .........................................     31
    Section 21.8   Notices ...............................................     31
    Section 21.9   Counterparts ..........................................     32
    Section 21.10  Defined Terms .........................................     32

                            EXHIBITS AND SCHEDULES TO
                            STOCK PURCHASE AGREEMENT

                           EXHIBITS

EXHIBIT A         -     Loan Agreement
EXHIBIT B         -     Shareholders Agreement


                           SCHEDULES

Schedule 5.6      -     Assets
Schedule 5.8      -     Financial Statement
Schedule 6.4(f)   -     Opinion of FCC Counsel to Seller and the Company
                        (Initial Closing)
Schedule 12.5(h)  -     Opinion of FCC Counsel to Seller and the Company
                        (Second Closing)

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of the 21st day of August, 1996, by and among CHANNEL 42 OF LITTLE ROCK, INC., a Delaware corporation (the "Company"); PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC., a Florida corporation ("Buyer"); and LEININGER-GEDDES PARTNERSHIP, a general partnership formed under the laws of the State of Alabama ("Seller").

                                   WITNESSETH

         WHEREAS, Seller is the holder of a construction permit, File No. BPCT-850607KO (as subsequently modified through the date hereof, the "Construction Permit'), issued by the Federal Communications Commission ("FCC") for new television station KVUT(TV), Channel 42, Little Rock, Arkansas (the "Station");

         WHEREAS, Seller has filed an application with the FCC, File No. BMPCT-950111KM, requesting the modification of the Construction Permit (the "Modification Application");

         WHEREAS, subject to FCC approval of the pro forma assignment of the Construction Permit from Seller to the Company, Seller intends to convey the Construction Permit to the Company in exchange for all of the outstanding common stock of the Company;

         WHEREAS, Buyer desires to purchase from Seller, following the acquisition of the Construction Permit by the Company, forty-nine percent (49%) of the outstanding common stock of the Company, subject to the terms and conditions set forth herein;

         WHEREAS, Buyer desires to grant to Seller an option to require Buyer to purchase the remaining fifty-one percent (51%) of the outstanding common stock of the Company, and Seller desires to grant to Buyer an option to purchase such stock, subject to the terms and conditions set forth herein;

         WHEREAS, in connection with the foregoing transactions, (a) Buyer and the Company have entered into a Construction Agreement dated as of the date hereof, pursuant to which Buyer agrees to provide certain services in connection with the construction of the Station, and (b) Buyer and the Company have entered into a Time Brokerage Agreement dated as of the date hereof, pursuant to which, upon completion of construction of the Station and commencement of broadcast operations, Buyer shall provide programming for broadcast on the Station, subject to the rules, regulations and policies of the FCC;

         WHEREAS, upon the acquisition by Buyer of forty-nine percent (49%) of the outstanding common stock of the Company, (a) Buyer, Seller and the Company desire to enter into a Shareholders Agreement setting forth, among other things, certain restrictions relating to the issuance and sale of the capital stock of the Company, and (b) Buyer, Seller and the Company desire to enter into a Loan Agreement, pursuant to which Buyer agrees to lend the Company funds for the payment of expenses incurred by Seller in obtaining the Construction Permit and maintaining and operating the Station; and

         WHEREAS, upon completion of construction of the Station, Buyer and the Company desire to enter into a Lease Agreement, pursuant to which Buyer agrees to lease to the Company certain assets used or useful in the business and operations of the Station.

         NOW, THEREFORE, in consideration of these premises and the mutual covenants, conditions and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1. CERTAIN DEFINITIONS

         Section 1.1 Terms Defined in this Section. The following terms, as used in this Agreement, have the meanings set forth in this Section:

         "Closings" means the collective reference to the Initial Closing and the Second Closing.

         "Common Stock" means all of the issued and outstanding shares of capital stock of the Company, consisting of 1,000 shares of voting common stock, par value $.01 per share.

         "Communications Act" means the Communications Act of 1934, as amended, the Telecommunications Act of 1996 and the rules and regulations promulgated thereunder.

         "Consents" means the consents, permits, or approvals of government authorities and other third parties necessary to transfer the Construction Permit to the Company and to transfer the Common Stock to Buyer or otherwise to consummate the transactions contemplated by this Agreement.

         "Construction Agreement" means the Construction Agreement dated as of the date hereof, by and between Buyer and the Company.

         "Contracts" means all contracts, leases, non-governmental licenses, and other agreements (including leases for personal or real property and employment agreements), written or oral (including any amendments and other modifications thereto) to which the Company is a party or that are binding upon the Company and that relate to or affect the assets or the business or operations of the Station, and (a) that are in effect on the date of this Agreement or (b) that are entered into by the Company between the date of this Agreement and the Second Closing Date.

         "Escrow Agent" means First Union National Bank of Florida.

         "Escrow Agreement" means the Escrow Agreement dated as of the date here of, by and among Buyer, Seller, the Company and the Escrow Agent.

         "Escrow Deposit" means the sum of One Hundred Thousand Dollars ($100,000) in cash deposited by Buyer with the Escrow Agent pursuant to the Escrow Agreement.

         " FCC Consent" means action by the FCC granting its consent to the transfer of control of the Company as contemplated by Article 9 of this Agreement.

         "FCC Licenses" means those licenses, permits, and authorizations issued by the FCC in connection with the business and operations of the Station.

         "Final Order" means an action by the FCC that has not been reversed, stayed, enjoined, set aside, annulled, or suspended, and with respect to which no requests are pending for administrative or judicial review, reconsideration, appeal, or stay, and the time for filing any such requests and the time for the FCC to set aside the action on its own motion have expired.

         "Initial Closing" means the consummation of the purchase and sale of the Initial Shares pursuant to this Agreement in accordance with the provisions of Article 2.

         "Initial Closing Date" means the date on which the Initial Closing occurs, as determined pursuant to Section 2.1.

         "Initial Shares" means 490 shares of the voting common stock, par value $.01 per share, of the Company.

         "Intangibles" means all copyrights, trademarks, trade names, service marks, service names, licenses, patents, permits, jingles, proprietary information, technical information and data, machinery and equipment warranties, and other similar intangible property rights and interests (and any goodwill associated with any of the foregoing) applied for, issued to, or owned by the Company or under which the Company is licensed or franchised and that are used or useful in the business and operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Lease Agreement" means the Lease Agreement to be entered into upon completion of construction of the Station, by and between Buyer and the Company, substantially in the form of Exhibit C to the Construction Agreement.

         "Licenses" means all licenses, permits, construction permits, and other authorizations issued as of the date hereof by the FCC, the Federal Aviation Administration, or any other federal, state, or local governmental authorities for the construction or operation of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Loan Agreement" means the Loan Agreement to be entered into by Buyer, Seller and the Company, substantially in the form of Exhibit A.

         "Loan Documents" means the Loan Agreement and the promissory notes, security agreement, pledge agreements, leasehold mortgage and other documents executed and delivered in connection with the Loan Agreement.

         "Option Shares" means 510 shares of the voting common stock, par value $.01 per share, of the Company.

         "Pro Forma FCC Consent" means the action by the FCC granting its consent to the proforma assignment of the Construction Permit from Seller to the Company.

         "Promissory Note" means the promissory note to be issued by Seller in connection with the Loan Agreement.

         "Real Property" means all real property, and all buildings and other improvements thereon, whether or not owned or held by Seller or the Company, used or useful in the business or operations of the Station.

         "Real Property Interests" means all interests in real property, including fee estates, leaseholds and subleaseholds, purchase options, easements, licenses, rights to access, and rights of way, and all buildings and other improvements thereon, owned or held by Seller or the Company that are used or useful in the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Second Closing" means the consummation of the purchase and sale of the Option Shares pursuant to this Agreement in accordance with the provision of
Article 9.

         "Second Closing Date" means the date on which the Second Closing occurs, as determined pursuant to Section 9.3.

         "Shareholders Agreement" means the Shareholders Agreement to be entered into upon the Initial Closing by and among Buyer, Seller and the Company, substantially in the form of Exhibit B.

         "Tangible Personal Property" means all machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, and other tangible personal property owned or held by Seller or the Company that is used or useful in the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Taxes" (and, with correlative meaning, "Taxes" and "Taxable") means all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, capital, transfer, employment, withholding and other taxes and assessments, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, and "Tax" means any one of such Taxes.

         "Tax Returns" means all federal, state, local and foreign income, franchise, sales, use, occupation, property, excise, alternative or add-on minimum, social security, employees' withholding, unemployment, disability, transfer, capital stock and other tax returns and tax reports, and "Tax Return" means any one of such Tax Returns.

         "Time Brokerage Agreement" means the Time Brokerage Agreement dated as of the date hereof, by and between Buyer and the Company.

         "Tower Lease" means a commercially reasonable lease or option to lease, in form and substance acceptable to Buyer, to be entered into by the Company for the construction, operation and maintenance of the Station's transmission facilities at the transmitter site specified in the Modification Application or at an alternate site acceptable to Buyer.

         "Transaction Documents" means the Lease Agreement, Loan Documents, Construction Agreement, Time Brokerage Agreement and Shareholders Agreement.

         Section 1.2 Clarifications. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender and any other number as the context requires. Use of the word "including' herein shall be deemed and construed to mean "including but not limited to." Except as specifically otherwise provided in this Agreement in a particular instance, a reference to a Section, Exhibit or Schedule is a reference to a Section of this Agreement or a Schedule or an Exhibit hereto, and the terms "hereof," "herein" and other like terms refer to this Agreement as a whole, including the Schedules and Exhibits hereto, and not solely to any particular part hereof.

ARTICLE 2. THE INITIAL CLOSING

         Section 2.1 The Initial Closing. The Initial Closing shall take place at 10:00 a.m., Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which the Pro Forma FCC Consent has become a Final Order and shall not be later than the tenth business day after the date on which the Pro Forma FCC Consent has become a Final Order, subject to the satisfaction of all other conditions precedent to the holding of the Initial

Closing. The Initial Closing shall take place at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place as the parties shall mutually agree. If Buyer fails to specify the date for Initial Closing prior to the fifth business day after the date upon which the Pro Forma FCC Consent has become a Final Order, the Initial Closing shall take place on the tenth business day after the date upon which the Pro Forma FCC Consent has become a Final Order. In the event that all other conditions precedent to the holding of the Initial Closing shall not have been satisfied on or before the date on which the Pro Forma FCC Consent has become a Final Order, the Initial Closing shall take place at 10:00 a.m. Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which such other conditions shall have been satisfied, and shall not be later than the tenth business day after the date on which such other conditions shall have been satisfied.

         Section 2.2 Sale of Initial Shares. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer and deliver to Buyer on the Initial Closing Date, and Buyer agrees to purchase, the Initial Shares, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever, except as may be created or imposed by this Agreement or the Transaction Documents.

         Section 2.3 Purchase Price. The purchase price for the Initial Shares (the "Purchase Price") shall be One Hundred Twenty-Seven Thousand Three Hundred and Five Dollars ($127,305). The Purchase Price shall be paid at the Initial Closing by Buyer to Seller, in accordance with written instructions provided by Seller to Buyer no less than two (2) business days prior to the Initial Closing Date, by wire transfer of immediately available federal funds or other means mutually satisfactory to Buyer and Seller.

         ARTICLE 3. ACTIONS TO BE TAKEN PRIOR TO THE INITIAL CLOSING

         Section 3.1 Organization of the Company. Seller shall cause the Company to be duly qualified to conduct business in the State of Arkansas.

         Section 3.2 Pro Forma FCC Consent. Seller and the Company shall prosecute the application for the Pro Forma FCC Consent with all diligence and otherwise use its best efforts to obtain a grant of the application for the Pro Forma FCC Consent as expeditiously as possible.

         Section 3.3 Assignment of Construction Permit. Upon the grant of the Pro Forma FCC Consent, Seller shall contribute the Construction Permit to the Company in exchange for all of the shares of Common Stock not then owned by Seller, pursuant to conveyancing documents in form and substance acceptable to Buyer.

         Section 3.4 Conduct Pending the Initial Closing. Between the date hereof and the Initial Closing Date, unless Buyer shall otherwise consent in writing, Seller and the Company covenant and agree:

              (a) to perform all acts necessary to carry out the transactions contemplated by this Agreement and to not: (i) create, incur, assume or guarantee any indebtedness, obligation or liability or make any payments in respect thereto except in the ordinary course of business and consistent with past practices; (ii) encumber the Common Stock; or (iii) perform or suffer any acts within its control that are inconsistent with its representations, warranties, covenants and agreements set forth herein; and

              (b) to notify Buyer promptly of (i) any adverse development with respect to the Modification Application or Pro Forma FCC Consent or (ii) the commencement or threat of any claim; suit; action; arbitration; legal, administrative or other proceeding; governmental investigation; or tax audit against Seller or the Company or affecting the Station; and

              (c) to cooperate fully with Buyer in taking any and all actions necessary or desirable for the consummation of the transactions contemplated by this Agreement.

         Section 3.5 Extension Application. If the Initial Closing shall not have occurred on or before September 22, 1996, Seller shall file with the FCC an application requesting a further extension of the Construction Permit (the "Extension Application") any shall use its best efforts to cause the FCC to grant the Extension Application as expeditiously as possible.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF BUYER
           REGARDING THE INITIAL CLOSING

         As an inducement to Seller and the Company to enter into this Agreement and consummate the transactions contemplated to occur upon the Initial Closing, Buyer represents and warrants to Seller and the Company as follows:

         Section 4.1 Organization and Standing. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and shall be, on or before the Initial Closing Date, duly qualified to conduct business as a foreign corporation in the State of Arkansas.

         Section 4.2 Power and Authority. Buyer has full corporate power and authority to enter into this Agreement and the other agreements and instruments contemplated hereby, and to perform and comply with the terms, covenants and conditions to be performed or complied with by Buyer hereunder and thereunder. This Agreement and each other agreement or instrument contemplated hereby constitutes the legal, valid and binding obligations of Buyer, enforceable in accordance with their terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws and by court-applied equitable principles.

         Section 4.3 Conflicts. The execution and delivery of this Agreement and the other agreements and instruments delivered or to be delivered by Buyer pursuant to this Agreement, the consummation of the transactions contemplated by this Agreement and such other agreements and instruments at the Initial Closing, and compliance with the terms, conditions and provisions of this Agreement and such other agreements and instruments at the Initial Closing by Buyer, with or without the giving of notice or the passage of time, or both, do not and will not: (i) contravene any provision of Buyer's Articles of Incorporation or Bylaws; (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Buyer is a party or by which it or its assets may be bound or affected, or any decree, judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, ordinance, rule or regulation, including but not limited to the Communications Act; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Buyer's assets or give to others any interests or rights therein.

         Section 4.4 Investment. Buyer will acquire the Initial Shares for its own account for investment and not with a present view to distribute or resell the same.

         Section 4.5 Qualifications. Buyer knows of no fact that, under existing rules and regulations of the FCC, could reasonably be expected to cause the FCC to determine that Buyer is not qualified to be the transferee of the Initial Shares.

         Section 4.6 Broker Neither Buyer nor any person acting on its behalf has incurred any liability for any finder's or broker's fees or commissions in connection with the transactions contemplated by this Agreement, except for such fees and commissions owed by Buyer to Montcalm, which fees and commissions shall be the sole responsibility of Buyer.

         Section 4.7 Disclosure. No representation or warranty by Buyer in this Agreement or the Transaction Documents, and no schedule, document, statement, certificate furnished or to be furnished by Buyer to Seller or the Company pursuant hereto or thereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF SELLER AND THE
           COMPANY REGARDING THE INITIAL CLOSING

         As an inducement to Buyer to enter into this Agreement and consummate the transactions contemplated to occur upon the Initial Closing, Seller and the Company represent and warrant to Buyer as follows:

         Section 5.1 Organization and Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and shall be, on or before the Initial Closing, duly qualified to conduct business in the State of Arkansas. Seller is a general partnership formed under the laws of the State of Alabama. Neither the conduct by Seller of its business nor the ownership by Seller of its assets requires Seller to qualify to conduct business in the State of Arkansas. Seller has delivered to Buyer true and complete copies of (a) the Partnership Agreement of Seller and
(b) the Certificate of Incorporation and Bylaws of the Company.

         Section 5.2 Power and Authority. Seller and the Company each has full partnership or corporate power and authority, respectively, to enter into this Agreement and the other agreements and instruments contemplated hereby, and to perform and comply with the terms, covenants and conditions to be performed or complied with by Seller or the Company hereunder or thereunder. This Agreement and each other agreement or instrument contemplated hereby constitutes the legal, valid and binding obligations of Seller and the Company, as the case may be, enforceable in accordance with their terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws and by court-applied equitable principles.

         Section 5.3 Conflicts. The execution and delivery of this Agreement and the other agreements and instruments delivered or to be delivered by Seller or the Company pursuant to this Agreement, the consummation of the transactions contemplated by this Agreement and such other agreements and instruments at the Initial Closing, and compliance with the terms, conditions and provisions of this Agreement and such other agreements and instruments at the Initial Closing by Seller and the Company, with or without the giving of notice or the passage of time, or both, assuming that Buyer's representations and warranties are true and correct and that Buyer complies with all of its obligations and agreements hereunder and under the other agreements and instruments delivered or to be delivered by Buyer pursuant hereto, do not and will not: (i) contravene any provision of the Partnership Agreement of Seller or the Certificate of Incorporation or Bylaws of the Company, (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Seller or the Company is a party or by which Seller or the Company or any of their respective assets may be bound or affected, or any decree, judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, ordinance, rule or regulation, including but not limited to the Communications Act; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets of Seller or the Company or the Initial Shares or give to others any interests or rights therein.

         Section 5.4 Exchange Act; Investment Company Act. To the best of Seller's knowledge, no securities of the Company are required to be registered under Section 12 of the Securities and Exchange Act of 1934, as amended. To the best of Seller's knowledge, neither Seller nor the Company is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         Section 5.5 Capitalization. The Company's capital stock consists solely of One Thousand (1,000) shares of duly authorized voting common stock, with a par value of $.01 per share, of which One Hundred (100) shares are issued and outstanding (the "Outstanding Stock"). The Outstanding Stock is and, as of the Initial Closing, the remaining shares of Common Stock will be, validly issued and outstanding, fully paid and nonassessable. The Outstanding Stock constitutes all of the issued and outstanding capital stock of the Company. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase or to subscribe for, any shares of capital stock or other securities of the Company, other than as set forth herein. There are no outstanding agreements, arrangements, commitments or understandings of any kind affecting or relating to the voting, issuance, purchase, redemption, repurchase or transfer of any of the capital stock of the Company, other than as set forth herein or in the Shareholders Agreement or the Loan Agreement. Except as provided herein, there are no options, warrants, rights or any other agreement or instrument giving any person any right under any circumstances to acquire any shares of capital stock of the Company. Seller has good and valid marketable title to the Outstanding Stock and the sole right to vote, sell, transfer and deliver the Outstanding Stock. Except as contemplated by this Agreement, neither the Company nor Seller has agreed with any person to sell, transfer or deliver the Outstanding Stock or other capital stock of the Company. Upon the sale of the Initial Shares to Buyer hereunder, Buyer shall have good and valid marketable title thereto, free and clear of all liens, encumbrances, security interests and restrictions of any kind.

         Section 5.6 Assets and Liabilities of the Company. As of the Initial Closing Date, the Company shall own and have good and marketable title to the assets and properties listed on Schedule 5.6, and shall have no debts, obligations or liabilities of any kind whatsoever, whether accrued, contingent or otherwise, except those arising under the Transaction Documents and the Communications Act.

         Section 5.7 Broker Neither Seller, the Company nor any person acting on their behalf has incurred any liability from any finder's or broker's fees or commissions in connection with the transactions contemplated by this Agreement.

         Section 5.8 Expenses. Schedule 5.8 hereto contains a true and complete list of all expenses incurred by Seller in obtaining and maintaining the Construction Permit and in preparing and filing the Modification Application and all other incidental costs associated therewith.

         Section 5.9 Disclosure. No representation or warranty by Seller or the Company in this Agreement or the Transaction Documents, and no schedule, document, statement, certificate furnished or to be furnished by Seller or the Company to Buyer pursuant hereto or thereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

ARTICLE 6. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
           AT THE INITIAL CLOSING

         The obligations of Buyer at the Initial Closing are subject to the fulfillment prior to or at the Initial Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer at Buyer's option):

         Section 6. 1 Representations and Warranties. The representations and warranties of Seller and the Company contained in this Agreement relating to the Initial Closing shall be true and correct in all material respects on and as of the Initial Closing Date, with the same force and effect as though made on and as of such date.

         Section 6.2 Covenants and Conditions. Seller and the Company shall have performed in all material respects all of their respective obligations and agreements and complied with all of their respective covenants and conditions contained in this Agreement to performed. or complied with by Seller and the Company on or before the Initial Closing.

         Section 6.3 Contribution. The Pro Forma FCC Consent shall have become a Final Order, and Seller shall have contributed the Construction Permit to the Company in accordance with Section 3.3.

         Section 6.4 Deliveries. Seller and the Company shall have delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and Buyer's Counsel:

              (a) Initial Shares. Certificates representing the Initial Shares, which shall be either duly endorsed or accompanied by stock powers duly executed in favor of Buyer.

              (b) Certificate of Incorporation. A copy of the Certificate of Incorporation of the Company, certified as of a date not earlier than ten (10) days prior to the Initial Closing Date by the Secretary of State of Delaware.

              (c) Bylaws. A copy of the Bylaws of the Company, certified as of the Initial Closing Date by the Secretary or an Assistant Secretary of the Company.

              (d) Resolutions. Copies of written actions or resolutions adopted by the general partners of Seller and the Board of Directors of the Company, authorizing and approving the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by a general partner of Seller and the Secretary or an Assistant Secretary of the Company, respectively, as being true and complete on the Initial Closing Date.

              (e) Officer's Certificates. Certificates, dated as of the Initial Closing Date, executed on behalf of Seller by a general partner of Seller and on behalf of the Company by an officer of the Company, each certifying: (1) that the representations and warranties of Seller and the Company contained in this Agreement are true and complete in all material respects as of the Initial Closing Date as though made on and as of that date; and (2) that Seller and the Company have performed in all material respects all of their respective. obligations and agreements in this Agreement to be performed and complied with all of their respective covenants and conditions contained in this Agreement to be complied with by Seller and the Company on or before the Initial Closing Date.

              (f) Opinions of Counsel. An opinion of Seller's and the Company's communications counsel dated as of the Initial Closing Date, substantially in the form of Schedule 6.4(f) hereto.

              (g) Consents. A manually executed copy of any instrument evidencing receipt of any Consent.

              (h) Transaction Documents. Copies of the Shareholders Agreement and Loan Documents duly executed by Seller and the Company.

              (i) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 6.5 No Event of Default. As of the Initial Closing Date, the conditions precedent to Buyer's obligation to make the Loan (as defined in the Loan Agreement) shall have been satisfied and there shall exist no Event of Default (as defined in the Loan Agreement).

         Section 6.6 Adverse Proceedings. Except for proceedings relating to the television broadcast industry generally, there shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which is reasonably likely to result in any material adverse effect upon the construction, business, property, assets or condition (financial or otherwise) of the Station or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

         Section 6.7 Extension Application. If the Initial Closing shall not have occurred on or before September 22, 1996, the FCC shall have granted the Extension Application without the imposition on Seller or the Station of any conditions that could reasonably be expected to have a material adverse effect on the construction or operation of the Station, and such grant shall have become a Final Order.

ARTICLE 7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
           AND THE COMPANY AT THE INITIAL CLOSING

         The obligations of Seller and the Company at the Initial Closing are subject to the fulfillment prior to or at the Initial Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller and the Company at their option):

         Section 7.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement relating to the Initial Closing shall be true and correct in all material respects on and as of the Initial Closing Date, with the same force and effect as though made on and as of such date.

         Section 7.2 Covenants and Conditions. Buyer shall have performed in all material respects all of its obligations and agreements and complied with all of its covenants and conditions contained in this Agreement to be performed or complied with by Buyer on or before the Initial Closing Date.

         Section 7.3 Deliveries. Buyer shall have delivered to Seller and the Company the following in form and substance reasonably satisfactory to Seller, the Company and their Counsel:

              (a) Purchase Price. The Purchase Price described in Section 2.3.

              (b) Resolutions. Copies of resolutions adopted by the Board of Directors of Buyer, authorizing and approving the execution of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by its Secretary as being true and correct on the Initial Closing Date.

              (c) Officer's Certificate. A certificate, dated as of the Initial Closing Date, executed on behalf of Buyer by an officer of Buyer, certifying (1) that the representations and warranties of Buyer contained in this Agreement are true and complete in all material respects as of the Initial Closing Date as though made on and as of that date, and (2) that Buyer has performed in all material respects all of its obligations and agreements in this Agreement to be performed and complied with all of the covenants and conditions contained in the Agreement to be complied with by Buyer on or before the Initial Closing Date.

              (d) Transaction Documents. Copies of the Shareholders Agreement and Loan Documents duly executed by Buyer.

              (e) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 7.4 Adverse Proceedings. There shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

ARTICLE 8. CONSTRUCTION AND OPERATION OF THE STATION

         Section 8.1 General. Following the date hereof and prior to the Second Closing Date: (i) neither the Company nor Seller shall enter into any contracts or agreements creating any security interests, mortgages, liens or encumbrances on the assets of the Company or the Station except pursuant to the Loan Agreement; (ii) Seller shall not enter into any contract or agreement creating any liens or security interests in any shares of capital stock of the Company, except pursuant to the Loan Agreement; (iii) the Company shall be operated in a prudent and businesslike manner and in accordance with the other covenants in this Article 8; (iv) the Company shall not amend its Certificate of Incorporation or Bylaws; and (v) neither Seller nor the Company shall take or permit, or agree to take or permit, any action within Seller's or the Company's control that is inconsistent with the proper performance of their obligations under this Agreement, including but not limited to, the issuance or sale of any capital stock of the Company or the granting to any person or entity, other than Buyer, an option or similar right to purchase any of the Company's capital stock.

        Section 8.2 FCC Consent.

              (a) The conveyance of the Option Shares by Seller to Buyer as contemplated in Article 9 of this Agreement is subject to the prior consent and approval of the FCC.

              (b) Seller and Buyer shall prepare and, within five (5) business days after the first to occur of Buyer's receipt of the Put Notice (as defined below) or Seller's receipt of the Call Notice (as defined below), shall file with the FCC an appropriate application for the FCC Consent. Seller and Buyer shall thereafter prosecute the application for the FCC Consent with all diligence and otherwise use their respective best efforts to obtain a grant of the application for the FCC Consent as expeditiously as possible. Each party agrees to comply with any condition imposed on it by the FCC Consent, except that no party shall be required to comply with a condition if (i) the condition was imposed on it as the result of a circumstance the existence of which does not constitute a breach by that party of any of its representations, warranties, or covenants hereunder, and (ii) compliance with the condition would have a material adverse effect upon it. Buyer and Seller shall oppose any petitions to deny or other objections filed with respect to the application for the FCC Consent and any requests for reconsideration or judicial review of the FCC Consent.

              (c) If the Second Closing shall not have occurred for any reason within the original effective period of the FCC Consent and neither party shall have terminated this Agreement under Article 18, the parties shall jointly request one or more extensions of the effective period of the FCC Consent. No extension of the effective period of the FCC Consent shall limit the exercise by either party of its right to terminate the Agreement under Article 18.

         Section 8.3 Employee Benefit Plans. Prior to adopting any employee benefit plans or arrangements applicable to the employees of the Company, including, without limitation, pension or thrift plans, individual or supplemental pension or accrued compensation arrangements, incentive plans, or bonus and termination arrangements, the Company shall consult with Buyer concerning the proposed terms and conditions of such plans or arrangements.

         Section 8.4 Labor Relations. Prior to entering into any written or oral contracts of employment or incurring any fixed or contingent liabilities or obligations with respect to any person employed at the Station, the Company will consult with Buyer concerning the terms and conditions of such contracts and the nature of such liabilities or obligations. Neither the Seller nor the Company will fail to comply in any material respect with applicable laws, rules and regulations relating to the employment of labor including, without limitation, those related to wages, hours, collective bargaining, occupational safety, discrimination, and the payment of social security and other payroll related taxes.

         Section 8.5 Licenses. Neither the Seller nor the Company shall cause, or fail to take any action within its reasonable control necessary to prevent,
(i) any License to expire, be surrendered or modified; (ii) any governmental authority to institute proceedings for the suspension, revocation, or adverse modification of any License; (iii) any governmental authority to dismiss or deny any pending application concerning the construction or operation of the Station.

         Section 8.6 Cornpliance with Laws. The Seller and the Company shall construct and operate the Station in all material respects in accordance with all applicable laws, rules and regulations and the terms of all Licenses.

         Section 8.7 Construction of the Station. The Seller, the Company and Buyer shall not take any action that interferes with or delays the construction of the Station in accordance with the terms of the Modification Application or any License issued pursuant thereto.

         Section 8.8 Notification. Seller and the Company shall give Buyer, and Buyer shall give Seller and the Company, prompt written notice of any material change in any of the information contained in the representations and warranties of Seller and the Company, or of Buyer, as the case may be, set forth in this Agreement or in the Schedules hereto.

         Section 8.9 Preservation of Business. Upon completion of construction of the Station, Seller and the Company shall preserve the business and organization of the Station intact and use their best efforts to keep available to the Station its employees and to preserve the Station's relationships with suppliers, advertisers and others having business relations with it, to the end that the business, operations, and prospects of the Station shall be unimpaired at the Second Closing.

         Section 8.10 Performance of Agreements. The Company, Seller and Buyer shall perform their respective obligations under this Agreement, the Loan Documents, Shareholders Agreement, Time Brokerage Agreement, Construction Agreement and Lease Agreement, in each case in accordance with the terms thereof.

         Section 8. 11 Cable Carriage. Consistent with the rules and regulations of the FCC, the Company shall notify the cable operators within the Little Rock, Arkansas Area of Dominant Influence of the Station's election to be carried on a "must-carry" basis on such cable operators' cable television systems. The Company shall use its best efforts to provide such notices on the date that is sixty (60) days prior to commencing operations pursuant to program test authority as defined by FCC rules and regulations, but in no event shall such notices be provided later than thirty (30) days after the commencement of such operations.

         Section 8.12 Execution of Tower Lease. Following the Initial Closing, the Company shall use its reasonable best efforts to enter into the Tower Lease as expeditiously as possible. Upon execution of the Tower Lease, the Company shall prepare and file with the FCC and any other federal, state or local government authorities such applications, notices or other documents as may be necessary or advisable to permit the construction and operation of the Station's transmission facilities at the site specified in the Tower Lease.

         Section 8.13 Modification Application. Seller shall make such additional filings with the FCC in respect of the Modification Application that are requested in writing by the FCC or are prepared by the Buyer at Buyer's sole expense, and Seller shall continue to use its reasonable best efforts to cause the FCC to grant the Modification Application as expeditiously as possible.

         ARTICLE 9. THE OPTIONS AND THE SECOND CLOSING

         Section 9. 1 Call Option.

              (a) In consideration of Buyer's undertakings herein and in the Transaction Documents, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller hereby grants to Buyer an exclusive and irrevocable option to purchase from Seller the Option Shares (the "Call Option"), free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever, except for any of the foregoing arising under the Loan Agreement or the other Loan Documents.

              (b) Buyer may give written notice to Seller of Buyer's intention to exercise the Call Option (the "Call Notice") at any time during the thirty
(30) day period beginning on the first anniversary of the date the Station commences operations pursuant to program test authority (the "Option Period"). In the event that Buyer fails to give Seller the Call Notice prior to the end of the Option Period, then the Call Option shall expire.

              (c) Within five (5) business days of Seller's receipt of the Call Notice, Seller and Buyer shall file with the FCC the application for the FCC Consent and shall file such notices with, and obtain such approvals of, any other govermnental authorities that are required for the acquisition by Buyer of the Option Shares and shall diligently and expeditiously prosecute such filings.

         Section 9.2 Put Option.

              (a) In consideration of Sellers' and the Company's undertakings herein and in the Transaction Documents, the receipt and sufficiency of which are hereby acknowledged by Buyer, Buyer hereby grants to Seller an exclusive and irrevocable option to require Buyer to purchase from Seller the Option Shares (the "Put Option"), free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever, except for any of the foregoing arising under the Loan Agreement or the other Loan Documents.

              (b) Seller may give written notice to Buyer of Seller's intention to exercise the Put Option (the "Put Notice") at any time during the Option Period. In the event that Seller fails to give Buyer the Put Notice prior to the end of the Option Period, then the Put Option shall expire.

              (c) Within five (5) business days of Buyer's receipt of the Put Notice, Buyer and Seller shall file with the FCC the application for the FCC Consent and shall file such notices with, and obtain such approvals of, any other governmental authorities that are required for the acquisition by Seller of the Option Shares and shall diligently and expeditiously prosecute such filings.

         Section 9.3 The Second Closing. The Second Closing shall take place at 10:00 a.m., Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which the FCC Consent is granted and shall not be later than the tenth business day after the date on which the FCC Consent has become a Final Order, subject to the satisfaction of all other conditions precedent to the holding of the Second Closing. The Second Closing shall take place at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place as the parties shall mutually agree. If Buyer fails to specify the date for Second Closing prior to the fifth business day after the date upon which the FCC Consent has become a Final Order, the Second Closing shall take place on the tenth business day after the date upon which the FCC Consent has become a Final Order.

         Section 9.4 Sale of Option Shares. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer and deliver to Buyer on the Second Closing Date, and Buyer agrees to purchase, the Option Shares, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever, except for any of the foregoing arising under the Loan Agreement or other Loan Documents.

         Section 9.5 Purchase Price for Option Shares. The purchase price for the Option Shares (the "Option Price") shall be One Million Two Hundred Fifty Thousand Dollars ($1,250,000) plus the forgiveness by Buyer of the total indebtedness outstanding as of the Second Closing Date under the Loan Agreement. The cash portion of the Option Price shall be paid at the Second Closing by Buyer to Seller by wire transfer of immediately available federal funds or other means mutually satisfactory to Buyer and Seller in accordance with written instructions provided by Seller to Buyer no less than two (2) business days prior to the Second Closing Date.

ARTICLE 10. REPRESENTATIONS AND WARRANTIES OF BUYER
            REGARDING THE SECOND CLOSING

         All of the representations and warranties of Buyer set forth in Article 4 hereof shall be true and correct in all material respects as of the Second Closing Date, with the same force and effect as though made on and as of the Second Closing Date, except as otherwise contemplated by the express terms of this Agreement. For the purpose of this Article 10, each reference in Article 4 hereof to the "Initial Closing," "Initial Shares" and the "Initial Closing Date" shall be deemed to be a reference to the Second Closing, Option Shares and the Second Closing Date, respectively.

ARTICLE 11. REPRESENTATIONS.  WARRANTIES AND COVENANTS OF THE
            COMPANY AND SELLER REGARDING THE SECOND CLOSING

         All of the representations and warranties of the Company and Seller set forth in Article 5 hereof shall be true and correct in all material respects as of the Second Closing Date, with the same force and effect as though made on and as of the Second Closing Date, except as otherwise contemplated by the express terms of this Agreement. For the purpose of this Article 11, each reference in
Article 5 hereof to the "Initial Closing" and the "Initial Closing Date" shall be deemed to be a reference to the Second Closing and the Second Closing Date, respectively, and each reference to the "Initial Shares" shall be deemed to be a reference to the Option Shares. Seller and the Company further represent, warrant and covenant to Buyer as follows:

         Section 11.1 Contracts. Within ten (10) business days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of the Contracts. The Contracts shall be valid and binding agreements of the Company enforceable in accordance with their terms. The Company shall have complied with the Contracts in all material respects, and the Company shall not be in default under any of the Contracts.

         Section 11.2 Copyrights, Trademarks and Similar Rights. Within ten (10) business days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of all Intangibles.

         Section 11.3 Governmental Authorizations. Within ten (10) business days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of the Licenses. The Company shall be the authorized legal holder of the Licenses. The Licenses shall comprise all of the licenses, permits and other authorizations required from governmental and regulatory authorities for the lawful conduct of the business and operations of the Station in the manner and to the full extent they are conducted on the Second Closing Date, and none of the Licenses shall be subject to any restriction or condition which would limit the full operation of the Station. The Licenses shall be in full force and effect, and the operation of the Station shall be in accordance therewith. Seller has no knowledge of any events or conditions relating to Seller or Seller's ownership and control of the Company that could prevent the FCC from approving the transfer of control of the Company to Buyer.

         Section 11.4 "Title to and Condition of Real Property. Within ten (10) business days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete description of all the Real Property and the Company's interests therein. The Real Property shall comprise all real property interests necessary to conduct the business and operations of the Station as then conducted. The Company shall have good and marketable fee simple title, insurable at standard rates, to all fee estates (including the improvements thereon) included in the Real Property, if any, free and clear of all liens, mortgages, pledges, covenants, easements, restrictions, encroachments, leases, charges, and other claims and encumbrances of any nature whatsoever, and without reservation or exclusion of any mineral, timber, or other rights or interests, except for liens for real estate taxes not yet due and payable and liens arising under the Loan Documents. All Real Property (including the improvements thereon) (i) shall be in good condition and repair consistent with its present use, (ii) shall be available for immediate use in the conduct of the business and operations of the Station, and (iii) shall comply with all applicable building or zoning codes and the regulations of any governmental authority having jurisdiction.

         Section 11.5 Title to and Condition of Tangible Personal Property. Within ten (10) business days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list of all material items of Tangible Personal Property. To the extent that the Company owns Tangible Personal Property as of the Second

Closing Date, the Company shall have good title to each item of Tangible Personal Property, and none of the Tangible Personal Property shall be subject to any security interest, mortgage, pledge, conditional sales agreement, or other lien or encumbrance, except for liens for current taxes not yet due and payable and liens arising under the Loan Documents. All items of transmitting and studio equipment included in the Tangible Personal Property (i) shall have been maintained in a manner consistent with generally accepted standards of good engineering practice, and (ii) shall permit the Station to operate in accordance with the terms of the FCC Licenses and the rules and regulations of the FCC, and with all other applicable federal, state, and local statutes, ordinances, rules, and regulations.

         Section 11.6 Compliance With Laws. As of the Second Closing Date, the Company shall be in compliance in all material respects with all laws, regulations and governmental orders applicable to the ownership or use of its assets and the conduct of the business and operations of the Station.

         Section 11.7 Reports. As of the Second Closing Date, all returns, reports and statements which the Station is required to file with the FCC or with any other governmental agency, as of the Second Closing Date, shall have been filed and shall be complete and correct in all material respects.

         Section 11.8 Public Inspection File. As of the Second Closing Date, the Station's public inspection file shall be located at the Station's main studio and shall contain, in all material respects, the original or copies of all applications, reports and other documents and records relating to the operation of the Station that are required to be in such file under the rules and regulations of the FCC.

         Section 11.9 Taxes. As of the Second Closing Date, (a) the Company shall have filed all Tax Returns and shall have paid all Taxes shown on such Tax Returns on any assessment received by the Company, provided that the Company shall not be required to pay any Tax the validity of which is being contested by the Company in good faith and pursuant to appropriate proceedings, (b) such reports and Tax Returns shall have been prepared in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and with applicable provisions of state laws, rules and regulations concerning taxation, and (c) the Company shall not have waived any statute of limitations with respect to the payment of any taxes.

         Section 11.10 Dividends and Redemptions. The Company shall not have made at any time any declaration, set aside or payment of any dividend or other distribution in respect of any shares of capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition of such stock.

         Section 11.11 Notices; Condemnation. As of the Second Closing Date:
(i) neither the Company nor Seller shall have received any written notice or order by any governmental or other public authority, any insurance company that has issued a policy of insurance with respect to the Station's assets or business, or any board of fire underwriters or other body exercising similar functions that relates to material violations of building, safety, fire or other ordinances or regulations by the Station or requests the performance of any significant repairs, alterations or other work to the assets of the Station, unless, as of the Closing Date, such violations shall have been remedied, and such repairs, alterations or other work shall have been performed, to the reasonable satisfaction of Buyer; and (ii) there will not be any pending or threatened condemnation, expropriation, eminent domain, zoning or similar proceeding materially affecting all or any portion of the assets of the Station.

         Section 11.12 Liabilities of the Company. As of the Second Closing Date, the Company shall have no liabilities or obligations of any sort whatsoever, except those arising under the Licenses, those arising under the Transaction Documents, those consented to in writing by Buyer, those that are reimbursable under-the terms of the Time Brokerage Agreement and those incurred in the ordinary course of business that, in the aggregate, do not exceed Five Thousand Dollars ($5,000).

         Section 11.13 Disclosure. As of the Second Closing Date, no representation or warranty by Seller or the Company in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished to Buyer pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

ARTICLE 12. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
            AT THE SECOND CLOSING

         The obligations of Buyer under this Agreement at the Second Closing are subject to the fulfillment prior to or at the Second Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer at Buyer's option):

         Section 12.1 Representations and Warranties. The representations and warranties of Seller and the Company contained in this Agreement relating to the Second Closing shall be true and correct in all material respects on and as of the Second Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date.

         Section 12.2 Covenants and Conditions. Seller and the Company shall have performed in all material respects all of their respective obligations and agreements and complied with all of their respective covenants and conditions contained in this Agreement to be performed or complied with by Seller and the Company on or before the Second Closing Date.

         Section 12.3 FCC Consent. The FCC Consent shall have become a Final Order.

         Section 12.4 Consents. All material consents and approvals of all other governmental authorities, bodies or agencies necessary for the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, shall have been obtained, all without any conditions which would be unduly burdensome on, or have a material adverse effect upon Buyer or the Company.

         Section 12.5 Deliveries. Seller and the Company shall have delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and Buyer's Counsel:

              (a) Option Shares. Certificates representing the Option Shares, which shall be either duly endorsed or accompanied by stock powers duly executed in favor of Buyer.

              (b) Certificate of Incorporation. A certificate, dated as of the Closing Date, executed by an officer of the Company, certifying that the Certificate of Incorporation of the Company has not been amended since the Initial Closing Date.

              (c) Bylaws. A certificate, dated as of the Closing Date, executed by an officer of the Company, certifying that the Bylaws of the Company have not been amended since the Initial Closing Date.

              (d) Resolutions. Copies of resolutions adopted by the Board of Directors of the Company; authorizing and approving the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, certified by the Secretary or Assistant Secretary of the Company as being true and complete on the Second Closing Date.

              (e) Consents. A manually executed copy of any instrument evidencing receipt of any Consent.

              (f) Estoppel Certificates. Estoppel Certificates of the lessors of all leasehold and subleasehold interests included in the Real Property Interests.

              (g) Officer's Certificates. Certificates, dated as of the Second Closing Date, executed on behalf of Seller by a general partner of Seller and on behalf of the Company by the President of the Company, each certifying: (1) that the representations and warranties of Seller and the Company each contained in this Agreement are true and complete in all material respects as of the Second Closing Date as though made on and as of that date; and (2) that Seller and the Company have performed in all material respects all of their respective obligations and agreements in this Agreement to be performed and complied with all of their respective covenants and conditions contained in this Agreement to be complied with by Seller and the Company on or before the Second Closing Date.

              (h) Opinions of Counsel. An opinion of Seller's and the Company's communications counsel dated as of the Second Closing Date, substantially in the form of Schedule 12.5(h) hereto.

              (i) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

Section 12.6 Adverse Proceedings. Except for proceedings relating to the television broadcast industry generally, there shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which is reasonably likely to result in any material adverse effect upon the construction, business, property, assets or condition (financial or otherwise) of the Station or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

         Section 12.7 Time Brokerge Agreement. The Time Brokerage Agreement shall be in full force and effect, and the Company shall have complied in all material respects with its obligations thereunder.

         Section 12.8 No Event of Default. As of the Second Closing Date, there shall exist no Event of Default (as defined in the Loan Agreement).

         Section 12.9 Adverse Change. Between the Initial Closing Date and the Second Closing Date, there shall have been no material adverse change in the business, assets, properties, financial condition, or business prospects of the Station, including any unrestored damage, destruction, or loss affecting any assets that are material to the conduct of the business of the Station.

ARTICLE 13. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER AND THE COMPANY
            AT THE SECOND CLOSING

         The obligations of Seller and the Company at the Second Closing under this Agreement are subject to the fulfillment prior to or at the Second Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller or the Company at their option):

         Section 13.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement relating to the Second Closing shall be true and correct in all material respects on and as of the Second Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date.

         Section 13.2 Covenants and Conditions. Buyer shall have performed in all material respects all of its obligations and agreements and complied with all of its covenants and conditions contained in the Agreement to be performed or complied with by Buyer on or before the Second Closing Date.

         Section 13.3 FCC Consent. The FCC shall have granted the FCC Consent.

         Section 13.4 Consents. All material consents and approvals of all other governmental authorities, bodies or agencies necessary for the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, shall have' been obtained, all without any conditions which would be unduly burdensome on, or have a material adverse effect upon Seller.

         Section 13.5 Deliveries. Buyer shall have delivered the following, in form and substance reasonably satisfactory to Seller, the Company and their
Counsel:

              (a) Option Price. The cash portion of Option Price described in
Section 9.5 and the Note (as defined in the Loan Agreement) marked "cancelled."

              (b) Resolutions. Copies of resolutions adopted by the Board of Directors of Buyer, authorizing and approving the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, certified by its Secretary as being true and correct on the Second Closing Date.

              (c) Officer's Certificate. A certificate, dated as of the Second Closing Date, executed on behalf of Buyer by the Chairman or President of Buyer, certifying (1) that the representations and warranties of Buyer contained in this Agreement are true and complete in all material respects as of the Second Closing Date as though made on and as of that date, and (2) that Buyer has performed in all material respects all of its obligations and, agreements in this Agreement to be performed and complied with all of the covenants and conditions in this Agreement to be complied with by Buyer on or prior to the Second Closing Date.

         Section 13.6 Time Brokerage Agreement. The Time Brokerage Agreement shall be in full force and effect, and Buyer shall have complied in all material respects with its obligations thereunder.

         Section 13.7 Adverse Proceedings. There shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

ARTICLE 14. JOINT COVENANTS

         Section 14.1 Confidentiality. Buyer, on the one hand, and Seller and the Company, on the other hand, shall each keep confidential all information obtained by it with respect to the other in connection with this Agreement (except for such disclosure to attorneys, bankers, underwriters, and investors, as may be appropriate in the furtherance of the transactions contemplated by this Agreement), and if the transactions contemplated hereby are not consummated for any reason, each shall, to the extent reasonably possible, return to the other, without retaining a copy thereof, any and all schedules, documents or other written information obtained from the other in connection with this Agreement and the transactions contemplated hereby.

         Section 14.2 Cooperation. Buyer, Seller and the Company shall cooperate fully with each other and their respective counsels and accountants in connection with any actions required to be taken as part of their obligations under this Agreement, and the parties will use their best efforts to consummate the transactions contemplated hereby and to fulfill their obligations hereunder. No party shall take any action that is inconsistent with its obligations under this Agreement, that would render any of its representations or warranties herein untrue or incomplete or that could hinder or delay the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, and except as otherwise expressed in this Agreement, Buyer shall have no obligation (a) to expend funds to obtain any of the Consents (other than the payment of filing fees imposed by the FCC and any other governmental authority in connection with the transactions contemplated hereby) or (b) to agree to any adverse change in any License or Contract in order to obtain a Consent required with respect thereto.

         Section 14.3 Governmental Consents. If any governmental consent required for the consummation of the transactions contemplated hereby or the satisfaction of any condition contained herein includes any condition, the party upon which such condition is imposed shall use its best efforts to comply therewith before the respective Closing to which such consent relates; provided, however, that no party hereto shall be required to comply with any condition that would be unduly burdensome or would have a material adverse effect upon such party.

         Section 14.4 Station Operation. Buyer and Seller specifically acknowledge that, as of the Initial Closing Date, the Station will not have commenced broadcast operations. Buyer, Seller and the Company shall cooperate and use their respective best efforts to complete construction of the Station in accordance with the terms of the Modification Application and to commence broadcast operations at the Station as expeditiously as possible. Seller and the Company shall file such applications with the FCC and other governmental authorities as are necessary to enable the Station to operate in compliance with FCC and other applicable governmental rules and regulations.

ARTICLE 15.  TRANSFER TAXES: FEES AND EXPENSES

         Section 15.1 Transfer Taxes. Buyer and Seller shall each pay one-half of all transfer and documentary taxes or fees incurred in connection with the transfer of the Initial Shares and Option Shares; provided, however, that Seller shall be responsible for the payment of any federal, state or local income tax applicable to Seller or the Company in connection with the transaction contemplated by this Agreement.

         Section 15.2 Filing Fees. Buyer and Seller shall each pay one-half of all FCC filing fees and any other filing fee imposed by any other governmental authority in connection with the transactions contemplated hereby.

         Section 15.3 Expenses. Seller and the Company shall be solely responsible for all costs and expenses incurred by them in connection with the negotiation, preparation and performance of and compliance with this Agreement, and Buyer shall be solely responsible for all costs and expenses incurred by it in connection with the negotiation, preparation and performance of and compliance with this Agreement. In connection with the FCC application for the transfer of the Option Shares to Buyer at the Second Closing, Seller shall be responsible for the payment of any costs or expenses that are incurred as a result of the filing of an objection to such FCC application based upon the qualifications of Seller or the Company, or the acts or omissions of Seller or the Company with respect to the acquisition or construction of the Station, and Buyer shall be responsible for the payment of any costs or expenses that are incurred as a result of the filing of an objection to such FCC application based upon the qualifications of Buyer or the acts or omissions of Buyer with respect to the acquisition or construction of the Station. Buyer shall have paid Montcalm on or before the Second Closing Date the broker's fees and commissions payable by Buyer in connection with the transactions contemplated by this Agreement.

ARTICLE 16. ESCROW DEPOSIT

         Section 16.1 Escrow Deposit. Simultaneously with the execution and delivery of this Agreement, Buyer has deposited the Escrow Deposit with the Escrow Agent in accordance with an Escrow Agreement. All funds and documents deposited with or otherwise held by the Escrow Agent shall be held and disbursed in accordance with the terms of the Escrow Agreement and the following provisions:

              (a) At the Second Closing, Buyer, Seller and the Company shall jointly instruct the Escrow Agent to disburse all funds held by the Escrow Agent pursuant to the Escrow Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent, to or at the direction of Buyer.

              (b) If this Agreement is terminated pursuant to Section 17.3 or
Article 18 and Buyer is not in material breach of this Agreement, Buyer, Seller and the Company shall jointly instruct the Escrow Agent to disburse all funds held by the Escrow Agent pursuant to the Escrow Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent, to or at the direction of Buyer.

              (c) If this Agreement is terminated by Seller due to Buyer's material breach of this Agreement, then the Escrow Deposit, including any interest or other proceeds from the investment of funds held by the Escrow Agent, shall be retained by the Escrow Agent to pay any final judgment obtained by Seller or the Company as a result of Buyer's material breach of this Agreement; provided, however, that Buyer shall be liable for any difference between the amount of the Escrow Deposit, including any interest or other proceeds from the investment of funds held by the Escrow Agent, and any such judgment.

ARTICLE 17.  RISK OF LOSS

         Section 17.1 Risk of Loss. The risk of any loss, damage or impairment, confiscation or condemnation of any of the assets of the Company from any cause whatsoever shall be borne by Seller and the Company. In the event of any such loss, damage or impairment, confiscation or condemnation, the proceeds of, or any claim for any loss payable under, any insurance policy, judgment or award with respect thereto shall be applied to repair, replace or restore such assets to their prior condition as soon as possible after such loss, impairment, condemnation or confiscation.

         Section 17.2 Postponement of the Second Closing Date. If any damage or destruction of the Company's assets occurs and such assets cannot be restored or replaced on or before the Second Closing Date, the Second Closing Date shall be postponed, the exact date and time of such postponed closing date to be such date and time within the effective period of the FCC Consent as shall be as agreed to by Seller, Buyer and the Company. If such assets cannot be restored or replaced within the effective period of the FCC Consent, the parties shall join in requesting an extension of the effective period of such consent for a period not to exceed an additional one hundred twenty (120) days from the date of FCC Consent.

         Section 17.3 Option to Terminate. In the event of any damage or destruction of the assets, if such assets have not been restored or replaced within the effective period of the FCC Consent as extended, Buyer may terminate this Agreement forthwith without any further obligation hereunder by written notice to Seller and the Company. Alternatively, Buyer may, at its option, proceed to close this Agreement and complete the restoration and replacement of such damaged assets after the Second Closing Date, in which event Seller and the Company shall deliver to Buyer all insurance proceeds payable to the Company and received in connection with such damage or destruction of the assets without limitation as to the costs and expenses arising in connection with such restoration and replacement.

ARTICLE 18.  TERMINATION RIGHTS

         Section 18.1 Termination by the Parties. This Agreement may be terminated by either Buyer, on the one hand, or Seller and the Company, on the other hand, if the terminating party or parties is not then in material default, upon written notice to the other upon the occurrence of any of the following:

              (a) If the purchase of the Initial Shares and Option Shares by Buyer pursuant to this Agreement shall not have occurred on or prior to the date that is 180 days following the first anniversary of the day the Station begins operating under Program Test

Authority pursuant to Section 73.1620 of the FCC's Rules, or any mutually agreed to extension thereof;

              (b) If the other party defaults in the observance or in the due and timely performance of any of its material covenants or agreements contained herein and such default has not been cured within ten (10) business days after receipt of notice of default from that party not in default;

              (c) If on the date of either of the Closings, any of the conditions precedent to the obligations of a party set forth in this Agreement as to that Closing have not been satisfied or waived by the other party and such condition shall remain unsatisfied ten (10) business days after receipt of notice thereof from the other party; or

              (d) If there shall be in effect on the date of either of the Closings any final judgment, decree or order that would prevent or make unlawful the actions to be taken at such Closing.

         Section 18.2 Termination by Buyer. This Agreement may be terminated by Buyer, if not then in material default, upon written notice to Seller and the Company, if the FCC denies the Extension Application or the application for the Pro Fomia FCC Consent.

         Section I 8.3 Effect of Termination. If, at any time following the Initial Closing but prior to the Second Closing' this Agreement is terminated by Buyer pursuant to Section 17.3 or Article 18 hereof, or by Seller and the Company pursuant to Section 18.1 hereof, then the purchase and sale of the Option Shares shall be abandoned and:

              (a) if neither Buyer, Seller nor the Company is in material breach of this Agreement, Buyer shall retain the Initial Shares, Seller shall retain the Purchase Price for the Initial Shares and any and all amounts due under the Promissory Note shall be forgiven as of the effective date of such termination (and the Promissory Note returned to Seller marked "cancelled"); or

              (b) if Seller or the Company is in material breach of this Agreement, Buyer shall retain the Initial Shares, Seller shall retain the Purchase Price for the Initial Shares and Seller shall repay the loan evidenced by the Promissory Note as provided in Section 1.5(b)(ii) of the Loan Agreement; or

              (c) if Buyer is in material breach of this Agreement, Buyer shall retain the Initial Shares, any and all amounts due under the Promissory Note shall be forgiven as of the effective date of such termination (and the Promissory Note returned to Seller marked "cancelled") and Seller shall be entitled to such damages as may be available to Seller as a result of Buyer's material breach of this Agreement.

ARTICLE 19.  SPECIFIC PERFORMANCE

         Seller and the Company agree that the Initial Shares and the Option Shares are unique and valuable properties such that Buyer shall be entitled to sue for specific performance of the terms of this Agreement in the event of a breach by Seller or the Company with respect to either the Initial Closing or the Second Closing, in which case Seller and the Company shall waive the defense that there is an adequate remedy at law.

ARTICLE 20.  INDEMNIFICATION

         Section 20.1 Seller's and the Company's Indemnification. Seller and the Company shall jointly indemnify, defend and hold Buyer harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description, arising out of:
(a) the breach of any representation or warranty of Seller or the Company set forth in this Agreement or in any schedule or certificate delivered to Buyer pursuant hereto; (b) the breach of any of their covenants or other agreements contained in or arising out of this Agreement or the transactions contemplated hereby; or (c) the ownership of the Initial Shares prior to the Initial Closing, and the conduct of the business and operations of the Station and the ownership of the Option Shares prior to the Second Closing, including, but not limited to, any liability, judgment or damages against the Company or Seller, their officers, directors, employees or agents, as a result of litigation involving the Company, Seller or the operation of the Station prior to each of the Closings.

         Section 20.2 Boer's Indemnification. Buyer shall indemnify, defend and hold Seller and the Company harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description, arising out of: (i) the breach of any representation or warranty of Buyer set forth in this Agreement or in any schedule or certificate delivered to Seller and the Company pursuant hereto;
(ii) the ownership of the Initial Shares prior to the Second Closing and the ownership or operation of the Company and the Station after the Second Closing, or (iii) the breach of any of its covenants or other agreements contained in or arising out of this Agreement or the transactions contemplated hereby.

         Section 20.3 Notice of Claim. Buyer, on the one hand, and Seller and the Company, on the other hand, upon discovery of the breach of any of the representations, warranties and covenants of the other under this Agreement, shall give to the other prompt written notice of the discovery of such breach. If any action, suit or proceeding shall be commenced against, or any claim or demand be asserted against Buyer, Seller or the Company, as the case may be, in respect of which such party proposes to seek indemnification from the other under this Article 20, then such party (hereinafter the "Claimant") shall notify the party from whom indemnification is sought (hereinafter the "Indemnifying Party") to that effect in writing with reasonable promptness and in any event, if such claim arises out of a claim by a person or entity other than the Claimant, then within fifteen (15) days after written notice of such claim was given to the Claimant.

         Section 20.4 Assumption and Defense of Third-Party Action. If any claim hereunder arises of out a claim against the Claimant by a third party, the Indemnifying Party shall have the right, at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall fully cooperate with the Indemnifying Party subject to reimbursement for actual out-of-pocket expenses incurred as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If a claim requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third-parry claim, it shall be bound by the results obtained by the Claimant with respect to such claim.

         Section 20.5 Limitation Period. No party shall be entitled to indemnification hereunder with respect to the breach of any representation, warranty or covenant contained herein unless such claim for indemnification is asserted in writing to the party from whom indemnification is sought within six
(6) months after the Second Closing, except that any claim for indemnification related to a claim by a third party, including claims by the Internal Revenue Service' against the Company or Seller, shall be made within the statute of limitations period applicable to such third-party claim.

ARTICLE 21. OTHER PROVISIONS

         Section 21.1 Survival of Representations. Warranties and Covenants. The representations, warranties, covenants, indemnities and agreements contained herein are and will be deemed and construed to be continuing representations, warranties, covenants, indemnities and agreements and will survive the respective Closings as to which breach or claim is asserted until the termination of the limitation period set forth in Section 20.5 hereof. Any investigations by or on behalf of any party hereto prior to or after the Closings shall not constitute a waiver as to enforcement of any representation, warranty, covenant or agreement contained herein.

         Section 21.2 Press Releases. Buyer, Seller and the Company shall jointly prepare, and determine the timing of, any press release or other announcement relating to the transactions contemplated by the Agreement. No party will issue any press release or make any other public announcement relating to the transactions contemplated by the Agreement without the prior consent of the other parties, except that any party may make any disclosure required to be made by it under applicable law (including the federal securities laws) or by this Agreement if it determines in good faith that it is appropriate to do so and provided further that it gives prior notice of any such disclosure to the other party hereto.

         Section 21.3 Further Assurances. At and after each of the Closings, Buyer, Seller and the Company will, without further consideration, execute and deliver such further instruments and documents and do such other acts and things as the other parties may reasonably request in order to effect or confirm the transactions contemplated by this Agreement.

         Section 21.4 Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign, transfer, encumber or otherwise convey its interest under this Agreement without the prior written consent of the other parties hereto; provided, however, that Buyer may, upon written notice to Seller and the Company, assign its rights and interests under this Agreement to its lenders as collateral security for Buyer's obligations to such lenders, and Buyer may assign its rights and obligations under this Agreement without seeking or obtaining the prior approval of Seller or the Company to any entity designated by Buyer, so long as Buyer determines, in the exercise of reasonable business judgment, that such entity possesses the requisite qualifications under the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder, to consummate the transactions contemplated by this Agreement; provided, however, that any such assignment by Buyer shall not relieve Buyer of liability for performance of its obligations hereunder in the event that Buyer's assignee fails to perform such obligations.

         Section 21.5 Entire Agreement. This Agreement, the schedules attached hereto, the Transaction Documents and the Escrow Agreement embody the entire agreement and understanding of the parties and supersede any and all prior agreements, arrangements and understandings relating to matters provided for herein. No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by all parties hereto.

         Section 21.6 Headings. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

         Section 21.7 Governing Law. The construction and performance of this Agreement will be governed by the laws of the State of Florida (except for the choice of law provisions thereof).

         Section 21.8 Notices. All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

To Buyer:                              Paxson Communications
                                       of Little Rock-42, Inc.
                                       601 Clearwater Park Road
                                       West Palm Beach, FL 33401
                                       Attention: Lowell W. Paxson


With a copy (which shall               John R. Feore, Jr., Esq.
not constitute notice) to:             Dow, Lohnes, & Albertson,
                                       A Professional Limited Liability Company
                                       1200 New Hampshire Avenue, N.W.
                                       Suite 800
                                       Washington, D.C. 20036


To Company and Seller:                 Channel 42 of Little Rock, Inc.
                                       102 Fairmont Circle
                                       Daphne, AL 36526
                                       Attention: Dale Leininger

                                                and

                                       Leininger-Geddes Partnership
                                       102 Fairmont Circle
                                       Daphne, AL 36526
                                       Attention: Dale Leininger


With a copy (which shall               Loretta K. Tobin, Esq.
not constitute notice) to:             Brown Nietert & Kaufman, Chartered
                                       1920 N Street, N.W., Suite 660
                                       Washington, D.C. 20036

or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 21.8.

         Section 21.9 Counterparts. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

         Section 21.10 Defined Terms. The following terms shall have the meanings specified in the sections of this Agreement set forth opposite such terms:

"Agreement" ........................................  Preamble
"Buyer" ............................................  Preamble
"Call Notice" ......................................  Section 9.1
"Call Option" ......................................  Section 9.1
"Claimant" .........................................  Section 20.3

"Closings" ..............................................     Section  1.1
"Common Stock" ..........................................     Section  1.1
"Communications Act" ....................................     Section  1.1
"Company" ...............................................         Preamble
"Consents" ..............................................     Section  1.1
"Construction Agreement" ................................     Section  1.1
"Construction Permit" ...................................         Recitals
"Contracts" .............................................     Section  1.1
"Escrow Agent" ..........................................     Section  1.1
"Escrow Agreement" ......................................     Section  1.1
"Escrow Deposit" ........................................     Section  1.1
"Extension Application" .................................     Section  3.7
"FCC" ...................................................         Recitals
"FCC Consent" ...........................................     Section  1.1
"FCC Licenses" ..........................................     Section  1.1
"Final Order" ...........................................     Section  1.1
"Financial Statement" ...................................     Section  5.8
"Indemnifying Party" ....................................     Section 20.3
"Initial Closing" .......................................     Section  1.1
"Initial Closing Date" ..................................     Section  1.1
"Initial Shares" ........................................     Section  1.1
"Intangibles" ...........................................     Section  1.1
"Lease Agreement" .......................................     Section  1.1
"Licenses" ..............................................     Section  1.1
"Loan Agreement" ........................................     Section  1.1
"Loan Documents" ........................................     Section  1.1
"Modification Application" ..............................         Recitals
"Option Period" .........................................     Section  9.1
"Option Price" ..........................................     Section  9.5
"Option Shares" .........................................     Section  1.1
"Outstanding Stock" .....................................     Section  5.5
"Pro Forma FCC Consent" .................................     Section  1.1
"Promissory Note" .......................................     Section  1.1
"Purchase Price" ........................................     Section  2.3
"Put Notice" ............................................     Section  9.2
"Put Option" ............................................     Section  9.2
"Real Property" .........................................     Section  1.1
"Real Property Interests" ...............................     Section  1.1
"Second Closing" ........................................     Section  1.1
"Second Closing Date" ...................................     Section  1.1
"Seller" ................................................         Preamble
"Shareholders Agreement" ................................     Section  1.1
"Station" ...............................................         Recitals
"Tangible Personal Property" ............................     Section  1.1

"Taxes" ................................................    Section 1.1
"Tax Returns" ..........................................    Section 1.1
"Time Brokerage Agreement" .............................    Section 1.1
"Tower Lease" ..........................................    Section 1.1
"Transaction Documents" ................................    Section 1.1

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Stock Purchase Agreement as of the date first above written.

                         LEININGER-GEDDES PARTNERSHIP

                         By: /s/ Dale Leininger
                            -----------------------------------
                            Dale Leininger
                            General Partner

                         By: /s/ Lark Hadley
                            -----------------------------------
                            Lark Hadley
                            General Partner



                         CHANNEL 42 OF LITTLE ROCK, INC.

                         By  /s/ Dale Leininger
                            -----------------------------------
                             Dale Leininger
                             President

                         PAXSON COMMUNICATIONS
                         OF LITTLE ROCK-42, INC.

                         By: /s/ James B. Bocock
                            -----------------------------------
                              Name:  James B. Bocock
                              Title: President

                                    EXHIBITS

                                   EXHIBIT A
                                 Loan Agreement

                                   EXHIBIT A

                           LOCATION OF THE COLLATERAL


                              102 Fairmont Circle
                             Daphne, Alabama 36526

                                                                       EXHIBIT 3

                           PARTNERS PLEDGE AGREEMENT

         THIS PARTNERS PLEDGE AGREEMENT is dated as of this ________ day of __________, 1996, by and between PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC., a Florida corporation (the "Pledgee"), and DALE LEININGER and LARK HADLEY (collectively, the "Pledgors").


                             W I T N E S S E T H:

         WHEREAS, Leininger-Geddes Partnership, a general partnership formed under the laws of the State of Alabama ("LGP"), Pledgee and Channel 42 of Little Rock, Inc., a Delaware corporation (the "Company"), have entered into a Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement, LGP and Pledgee have entered into a Loan Agreement dated as of the date hereof (the "Loan Agreement"), pursuant to which Pledgee agrees to make a loan to LGP in the amount of One Million One Hundred Twenty-Two Thousand Six Hundred and Ninety-Five Dollars ($1,122,695) (the "Loan"), which Loan is evidenced by a Promissory Note of even date herewith executed by LGP (as amended, renewed, restated, increased, consolidated or substituted from time to time, the "Note");

         WHEREAS, Pledgors, as the partners of LGP, will obtain a material benefit from the extension of credit to LGP pursuant to the Loan Agreement; and

         WHEREAS, the Loan Agreement provides for LGP to enter into this Pledge Agreement as security for the Loan.

         NOW, THEREFORE, in consideration of the Loan, credit or other financial accommodation extended or continued from time to time to LGP by the Pledgee, the Pledgors do hereby agree as follows:

ARTICLE 1. PLEDGE

         Section 1.1 The Pledgors hereby grant to the Pledgee a first priority security interest in and pledge, assign and deliver to the Pledgee the partnership interests described in Exhibit A annexed hereto, which are owned by the Pledgors (the "Interests") and constitute all of the partnership interests of LGP.

         Section 1.2 The Pledgors and the Pledgee agree that the Interests shall be held by Pledgee on the terms and conditions hereinafter set forth as collateral security for the obligations of LGP to the Pledgee under the Loan Agreement and the Note.

ARTICLE 2.  REPRESENTATIONS AND WARRANTIES

         The Pledgors represent and warrant to the Pledgee as follows:

         (a) that the Interests constitute all of the partnership interests of LGP;

         (b) that the Interests are not subject to any liens, charges or encumbrances whatsoever, except those granted to Pledgee pursuant to the Loan Agreement;

         (c) that there are no existing options, warrants or other rights to purchase the Interests;

         (d) that the execution, delivery and performance of this Pledge Agreement will not conflict with, result in a breach of or constitute a default under any indenture or agreement to which the Pledgors or LGP is a party or by which the Pledgors or LGP is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the property or assets of LGP;

         (e) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgors, enforceable in accordance with its terms;

         (f) the Pledgors have all requisite power and authority to enter into this Pledge Agreement and to carry out the transactions contemplated hereby;

         (g) to the best of their knowledge, no consent or approval of any person or entity, other than the Federal Communications Commission ("FCC"), is or will be required in connection with the execution, delivery and performance of this Pledge Agreement; and

         (h) the Pledgors have delivered to the Pledgee accurate and complete copies of the Partnership Agreement of LGP and all other documents concerning the organization, capitalization and governance of LGP.

ARTICLE 3. TERM

         The Pledgee shall hold the Interests as security for the performance by LGP of its obligations and liabilities under the Loan Agreement and the Note, and the Interests shall be held by the Pledgee until the principal and interest due on the Note are paid in full or forgiven pursuant to the terms of the Loan Agreement, at which time the Pledgee shall deliver the Interests to the Pledgors free and clear of all liens and encumbrances whatsoever, including, without limitation, this Pledge Agreement, and this Pledge Agreement shall thereupon terminate.

ARTICLE 4. VOTING

         While the Interests continue to be held by the Pledgee, such Interests shall remain in the name of the Pledgors and the Pledgors shall have and exercise all rights of ownership, including the right to vote the Interests. Upon the occurrence of an Event of Default, as such term is defined in the Loan Agreement, the Pledgee shall be entitled to the remedies set forth in Article 6 hereof.

ARTICLE 5. ADJUSTMENTS

         The Pledgors agree that in the event that during the term of this Pledge Agreement any reclassification, readjustment or other change is declared or made with respect to the Interests, or any subscription, warrant or other option is exercisable with respect to the Interests, it shall cause all new, substituted or additional partnership interests or other securities issued by reason of any such change or option to be delivered to the Pledgee and to be held by the Pledgee under the terms of this Pledge Agreement in the same manner as the Interests originally pledged hereunder. There likewise shall be deposited with the Pledgee, to be added to the pledged property and subject to the pledge, any and all additional partnership interests issued to the Pledgors in respect of the Interests.

ARTICLE 6. REMEDIES

         Section 6.1 If an Event of Default, as such term is defined in the Loan Agreement, shall occur, the Pledgee may, after fifteen (15) days' prior notice to the Pledgors, sell, assign and deliver the whole or, from time to time, any part of the Interests or any interest or part thereof, at any private sale or at public auction, for cash, or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee reasonably may determine to be commercially reasonable. The Pledgee shall give the Pledgors reasonable notice of the time and place of any public sale of the Interests or the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice of such sale or other intended disposition is mailed, by certified or registered mail, return receipt requested, to the Pledgors at the address set forth in Article 9 at least fifteen (15) days prior to the time of such sale or other intended disposition; provided that all notices of such sale shall specify that transfer of any interest representing control of LGP may require the approval of the FCC and similar notice shall be given to all those attending such sale. The Pledgors hereby waive and release any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Pledgee may bid for and purchase for its own account the whole or any part of the Interests so sold, free from any such right or equity of redemption. After obtaining all required consents from the FCC and upon completion of the sale, Pledgee shall deliver the

Interests, or any portion thereof, to the purchaser or purchasers thereof. The net proceeds of any such sale shall be applied as follows:

         (i) First, to the expenses of the sale and enforcement of this Pledge Agreement, including but not limited to, the expenses of advertising, preparing and prosecuting any necessary FCC application, and attorneys' fees and expenses, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise;

         (ii) Second, to the payment of LGP's obligations under the Loan Agreement, including, without limitation, the payment of interest and principal under the Note; and

         (ii) Third, only after payment in full of the above, to the payment to the Pledgors of any excess proceeds, subject to the receipt of notice of and the provisions of any other agreement between the parties with respect to the disposition of said excess proceeds. Notwithstanding the sale or other disposition of the Interests by the Pledgee hereunder, LGP shall remain liable for any deficiency.

         Section 6.2 The Pledgors and the Pledgee hereby agree to use good faith efforts to answer FCC inquiries, if any, with respect to obtaining the aforementioned FCC approvals, if required, and shall otherwise seek said approvals diligently, each taking all steps reasonably necessary or desirable to expedite the procurement of such approvals. Neither failure nor delay on the part of the Pledgee to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any other provision of this Pledge Agreement notwithstanding, any foreclosure of or disposal of the Interests under the terms of this Pledge Agreement upon the occurrence of an Event of Default shall be made pursuant to Section 310 of the Communications Act of 1934, as amended, and to the applicable rules and regulations of the FCC, as amended, and, if and to the extent required, after prior written approval of the FCC.

ARTICLE 7. ENCUMBRANCES

         During the term of this Pledge Agreement specified in Article 3, the Pledgors shall not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber, the Interests.

ARTICLE 8. MISCELLANEOUS

         Section 8.1 Transfer Taxes. Transfer taxes, if any, applicable to any transfer of shares of Interests upon the occurrence of an Event of Default or upon termination of this Pledge Agreement shall be payable by the person or persons to whom the Interests are being transferred, provided, however, that the Pledgors agree to reimburse the Pledgee promptly for all such transfer taxes which the Pledgee may be required to pay.

         Section 8.2 Exercise. No single or partial exercise of any power hereunder shall preclude future exercise thereof or the exercise of any other power. The holder of the Note may proceed against any portion of the security held therefor in such order and in such manner as the holder may see fit, without waiver of any rights with respect to any other security.

         Section 8.3 Manner of Dealing. The Pledgee may deal in any manner with the Note, including, without limitation, in the following manner: to modify, supplement or otherwise change any terms of the Note, subject to the consent in writing of LGP to any modification of or supplement or change to any such terms; and by written notice to Pledgors, to grant any extension or renewal of the Note or to grant any other waiver or indulgence with respect to the Note, and to effect any release, compromise or settlement with respect to the Note.

ARTICLE 9. NOTICES

         All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or in the return receipt, and (d) addressed as follows:

To the Pledgors:                  c/o Leininger-Geddes Partnership
                                  102 Fairmont Circle
                                  Daphne, AL 36526
                                  Attention:  Dale Leininger

To the Pledgee:                   Paxson Communications of Little Rock-42, Inc.
                                  601 Clearwater Park Road
                                  West Palm Beach, FL 33401
                                  Attention: Lowell W. Paxson


or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this
Article 9.

ARTICLE 10.  CHOICE OF LAW, ETC.

         This Pledge Agreement shall be construed and enforced under and governed by the laws of the State of Florida, other than the conflicts of law provisions thereof. This Pledge Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Pledge Agreement may not be modified or amended or any term or provision hereof waived or discharged except by a written instrument signed by Pledgors and Pledgee. This Pledge Agreement shall be binding on the successors, assigns, and legal representatives of the parties hereto and shall inure to the benefit of and be enforceable by their successors, assigns, and legal representatives; provided, however, that neither the Interests nor this Pledge Agreement may be assigned or transferred in whole or in part, voluntarily or involuntarily, by the Pledgors without the prior written consent of the Pledgee, and the Pledgee may assign this Pledge Agreement and all of its rights hereunder to any holder of the Note without any consent of the Pledgors, but upon notice to Pledgors. The headings of this Pledge Agreement are for the purpose of reference only and shall not limit or otherwise affect the meaning hereof. The Pledgors shall take such further actions as may be reasonably requested by the Pledgee from time to time in order to perfect the security interest of the Pledgee hereunder and to assure and confirm onto the Pledgee its rights, powers and remedies hereunder.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed on their behalf all as of the day and year first above mentioned.

                                          PAXSON COMMUNICATIONS
                                            OF LITTLE ROCK-42, INC.



                                          By:
                                             -------------------------------
                                             Name:
                                             Title:





                                          ----------------------------------
                                                    DALE LEININGER




                                          ----------------------------------
                                                      LARK HADLEY

                                   EXHIBIT A

                            Description of Interests


                Name                            Partnership Interest
                ----                            --------------------
                Dale Leininger                           51%

                Lark Hadley                              49%

                                                                       EXHIBIT 4

                           BORROWER PLEDGE AGREEMENT

         THIS BORROWER PLEDGE AGREEMENT is dated as of this ______ day of _________, 1996, by and between PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC., a Florida corporation (the "Pledgee"), and LEININGER-GEDDES PARTNERSHIP, a general partnership formed under the laws of the State of Alabama (the "Pledgor").


                             W I T N E S S E T H:

         WHEREAS, Pledgor, Pledgee and Channel 42 of Little Rock, Inc., a Delaware corporation (the "Company"), have entered into a Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement, Pledgor and Pledgee have entered into a Loan Agreement dated as of the date hereof (the "Loan Agreement"), pursuant to which Pledgee agrees to make a loan to Pledgor in the amount of One Million One Hundred Twenty-Two Thousand Six Hundred and Ninety-Five Dollars ($1,122,695) (the "Loan"), which Loan is evidenced by a Promissory Note of even date herewith executed by the Pledgor (as amended, renewed, restated, increased, consolidated or substituted from time to time, the "Note"); and

         WHEREAS, the Loan Agreement provides for Pledgor to enter into this Pledge Agreement as security for the Loan.

         NOW, THEREFORE, in consideration of the Loan, credit or other financial accommodation extended or continued from time to time to the Pledgor by the Pledgee, the Pledgor does hereby agree as follows:

ARTICLE 1. PLEDGE

         Section 1.1 The Pledgor hereby grants to the Pledgee a first priority security interest in and pledges, assigns and delivers to the Pledgee the stock certificates described in Exhibit A annexed hereto, evidencing the shares of stock of the Company owned by the Pledgor (the "Stock") and constituting all of the issued and outstanding shares of stock of the Company, accompanied by a stock power, duly executed in blank.

         Section 1.2 The Pledgor and the Pledgee agree that the Stock shall be held by Pledgee on the terms and conditions hereinafter set forth, as collateral security for the obligations of the Pledgor to the Pledgee under the Loan Agreement and the Note.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES

         The Pledgor represents and warrants to the Pledgee as follows:

                 (a) that the Stock constitutes all of the issued and outstanding capital stock of the Company;

                 (b) that the Stock is validly issued, fully paid and nonassessable and is not subject to any liens, charges or encumbrances whatsoever, except those granted to Pledgee pursuant to the Loan Agreement;

                 (c) that there are no existing options, warrants or other rights to purchase the capital stock of the Company, except such options or other rights to acquire the stock of the Company that are held by Pledgee;

                 (d) that the execution, delivery and performance of this Pledge Agreement will not conflict with, result in a breach of or constitute a default under any indenture or agreement to which the Pledgor or the Company is a party or by which the Pledgor or the Company is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the property or assets of the Company;

                 (e) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms;

                 (f) the Pledgor has all requisite power and authority to enter into this Pledge Agreement and to carry out the transactions contemplated hereby;

                 (g) to the best of Pledgor's knowledge, no consent or approval of any person or entity, other than the Federal Communications Commission ("FCC"), is or will be required in connection with the execution, delivery and performance of this Pledge Agreement; and

                 (h) the Pledgor has delivered to the Pledgee accurate and complete copies of the Partnership Agreement of Pledgor and the Certificate of Incorporation and By-laws of the Company and all other documents concerning the organization, capitalization and governance of the Pledgor and the Company.

ARTICLE 3. TERM

         The Pledgee shall hold the Stock as security for the performance by the Pledgor of its obligations and liabilities under the Loan Agreement and the Note, and the Stock shall be held by the Pledgee until the principal and interest due on the Note are paid in full or forgiven pursuant to the terms of the Loan Agreement, at which time the Pledgee shall deliver the Stock to the Pledgor free and clear of all liens and encumbrances whatsoever, including, without limitation, the stock certificate, the stock powers and this Pledge Agreement, and this Pledge Agreement shall thereupon terminate.

ARTICLE 4. VOTING

         While the certificates representing the Stock continue to be held by the Pledgee, such certificates shall remain in the name of the Pledgor and the Pledgor shall have and exercise all rights of ownership, including the right to vote the Stock. Upon the occurrence of an Event of Default, as such term is defined in the Loan Agreement, the Pledgee shall be entitled to the remedies set forth in Article 6 hereof.

ARTICLE 5. STOCK ADJUSTMENTS

         The Pledgor agrees that in the event that during the term of this Pledge Agreement any stock dividend, reclassification, readjustment or other change is declared or made with respect to the Stock, or any subscription, warrant or other option is exercisable with respect to the Stock, it shall cause all new, substituted or additional shares or other securities issued by reason of any such change or option to be delivered to the Pledgee and to be held by the Pledgee under the terms of this Pledge Agreement in the same manner as the shares of Stock originally pledged hereunder. There likewise shall be deposited with the Pledgee, to be added to the pledged property and subject to the pledge, any and all additional shares of stock of the Company issued to the Pledgor in respect of the Stock by way of stock dividend, stock splits, stock rights, new securities or otherwise.

ARTICLE 6. REMEDIES

         Section 6.1 If an Event of Default, as such term is defined in the Loan Agreement, shall occur, the Pledgee may, after fifteen (15) days' prior notice to the Pledgor, sell, assign and deliver the whole or, from time to time, all or any portion of the Stock, at any private sale or at public auction, for cash, or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee reasonably may determine to be commercially reasonable. The Pledgee shall give the Pledgor reasonable notice of the time and place of any public sale of the Stock or the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice of such sale or other intended disposition is mailed, by certified or registered mail, return receipt requested, to the Pledgor at the address set forth in Article 8 at least fifteen (15) days prior to the time of such sale or other intended disposition; provided that all notices of such sale shall specify that transfer of any stock interest representing control of the Company may require the approval of the FCC and similar notice shall be given to all those attending such sale. The Pledgor hereby waives and releases any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Pledgee may bid for and purchase for its own account the whole or any part of the Stock so sold, free from any such right or equity of redemption. After obtaining all required consents from the FCC and upon completion of the sale, Pledgee shall deliver the Stock, or any portion thereof, to the purchaser or purchasers thereof. The net proceeds of any such sale shall be applied as follows:

         (i) First, to the expenses of the sale and enforcement of this Pledge Agreement, including but not limited to, the expenses of advertising, preparing and prosecuting any necessary FCC application, and attorneys' fees and expenses, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise;

         (ii) Second, to the payment of Pledgor's obligations under the Loan Agreement, including, without limitation, the payment of interest and principal under the Note; and

         (iii) Third, only after payment in full of the above, to the payment to the Pledgor of any excess proceeds, along with any shares of the Stock remaining unsold, subject to the receipt of notice of and the provisions of any other agreement between the parties with respect to the disposition of said excess proceeds or unsold shares. Notwithstanding the sale or other disposition of the Stock by the Pledgee hereunder, Pledgor shall remain liable for any deficiency.

         Section 6.2 The Pledgor and the Pledgee hereby agree to use good faith efforts to answer FCC inquiries, if any, with respect to obtaining the aforementioned FCC approvals, if required, and shall otherwise seek said approvals diligently, each taking all steps reasonably necessary or desirable to expedite the procurement of such approvals. Neither failure nor delay on the part of the Pledgee to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any other provision of this Pledge Agreement notwithstanding, any foreclosure of or disposal of the Stock under the terms of this Pledge Agreement upon the occurrence of an Event of Default shall be made pursuant to Section 310 of the Communications Act of 1934, as amended, and to the applicable rules and regulations of the FCC, as amended, and, if and to the extent required, after prior written approval of the FCC.

ARTICLE 7. ENCUMBRANCES

         During the term of this Pledge Agreement specified in Article 3, the Pledgor shall not sell, assign, transfer or otherwise dispose of, grant any option, other than the option granted to Pledgee pursuant to the Purchase Agreement, with respect to, or mortgage, pledge or otherwise encumber, the Stock.

ARTICLE 8. MISCELLANEOUS

         Section 8.1 Transfer Taxes. Transfer taxes, if any, applicable to any transfer of shares of Stock upon the occurrence of an Event of Default or upon termination of this Pledge Agreement shall be payable by the person or persons to whom the shares are being transferred, provided, however, that the Pledgor agrees to reimburse the Pledgee promptly for all such transfer taxes which the Pledgee may be required to pay.

         Section 8.2 Exercise. No single or partial exercise of any power hereunder shall include future exercise thereof or the exercise of any other power. The holder of the Note may proceed against any portion of the security held therefor in such order and in such manner as the holder may see fit, without waiver of any rights with respect to any other security.

         Section 8.3 Manner of Dealing. The Pledgee may deal in any manner with the Note, including, without limitation, in the following manner: to modify, supplement or otherwise change any terms of the Note, subject to the consent in writing of the Pledgor to any modification of or supplement or change to any such terms; and by written notice to Pledgor, to grant any extension or renewal of the Note, to grant any other waiver or indulgence with respect to the Note, and to effect any release, compromise or settlement with respect to the Note.

ARTICLE 9. NOTICES

         All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

To the Pledgor:           Leininger-Geddes Partnership
                          102 Fairmont Circle
                          Daphne, AL 36526
                          Attention: Dale Leininger

To the Pledgee:           Paxson Communications of Little Rock-42, Inc.
                          601 Clearwater Park Road
                          West Palm Beach, FL 33401
                          Attention: Lowell W. Paxson

or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this
Article 9.

ARTICLE 10.  CHOICE OF LAW, ETC.

         This Pledge Agreement shall be construed and enforced under and governed by the laws of the State of Florida, other than the conflicts of law provisions thereof. This Pledge Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Pledge Agreement may not be modified or amended or any term or provision hereof waived or discharged except by a written instrument signed by Pledgor and Pledgee. This Pledge Agreement shall be binding on the successors, assigns, and legal representatives of the parties hereto and shall inure to the benefit of and be enforceable by their successors, assigns, and legal representatives; provided, however, that neither the Stock nor this Pledge Agreement may be assigned or transferred in whole or in part, voluntarily or involuntarily, by the Pledgor without the prior written consent of the Pledgee, and the Pledgee may assign this Pledge Agreement and all of its rights hereunder to any holder of the Note without any consent of the Pledgor, but upon notice to Pledgor. The headings of this Pledge Agreement are for the purpose of reference only and shall not limit or otherwise affect the meaning hereof. The Pledgor shall take such further actions as may be reasonably requested by the Pledgee from time to time in order to perfect the security interest of the Pledgee hereunder and to assure and confirm onto the Pledgee its rights, powers and remedies hereunder.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed on their behalf all as of the day and year first above mentioned.

                                          PAXSON COMMUNICATIONS
                                            OF LITTLE ROCK-42, INC.



                                          By:
                                                  ----------------------------
                                                  Name:
                                                  Title:

                                          LEININGER-GEDDES PARTNERSHIP



                                          By:
                                                  ---------------------------
                                                  Dale Leininger
                                                  General Partner



                                          By:
                                                  ----------------------------
                                                  Lark Hadley
                                                  General Partner

                                   EXHIBIT A

                              Description of Stock



    Stockholder Name                 Certificate No.          No. of Shares
    ----------------                 --------------           -------------
Leininger-Geddes Partnership               1                        100

                                   EXHIBIT B

                             Shareholders Agreement

                                                                       EXHIBIT A





                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                          LEININGER-GEDDES PARTNERSHIP

                                      AND

                             PAXSON COMMUNICATIONS
                            OF LITTLE ROCK-42, INC.

                                      FOR

                          TELEVISION STATION KVUT(TV)
                             LITTLE ROCK, ARKANSAS


                                AUGUST ___, 1996

                              TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
ARTICLE I.   AMOUNT AND TERMS OF THE LOAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.1      The Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.2      The Promissory Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.3      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.4      Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.5      Repayment or Forgiveness of Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.6      Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section l.7      Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.8      Prepayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.9      Payment on Non-Business Days  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE II.  CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 2.1      Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE III. SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 3.1      Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 3.2      Pledge Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 3.3      Leasehold Mortgages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 3.4      Mortgages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

ARTICLE IV.  CONDITIONS OF LENDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 4.1      Conditions Precedent to Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 4.2      Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE V.   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 5.1      Existence and Standing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 5.2      Authorizations, Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 5.3      Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 5.4      No Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 5.5      Binding Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 5.6      Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 5.7      No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 5.8      Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 5.9      Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 5.10     Title to Properties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 5.11     Absence of Undisclosed Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.12     Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.13     Material Misstatement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                                                                                                                     Page
                                                                                                                     ----
ARTICLE VI.     COVENANTS OF BORROWER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 6.1   Affirmative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 6.2   Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 6.3   Reporting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE VII.    EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 7.1   Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 7.2   Effect of Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE VIII.   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.1   No Waiver; Cumulative Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.2   Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.3   Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.4   Address for Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 8.5   Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 8.6   Binding Effect; Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 8.7   Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.8   Severability of Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.9   Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.10  Rights Affected by Extensions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.11  Survival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.12  FCC Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 8.13  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 8.14  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 8.15  Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 8.16  Maximum Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22


                                LIST OF EXHIBITS

                         Exhibit 1    -    Promissory Note
                         Exhibit 2    -    Security Agreement
                         Exhibit 3    -    Partners Pledge Agreement
                         Exhibit 4    -    Borrower Pledge Agreement

                                                                       EXHIBIT A

                                 LOAN AGREEMENT

       THIS LOAN AGREEMENT, dated as of this ____ day of August, 1996, is by and between PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC., a Florida corporation having its principal offices at 601 Clearwater Park Road, West Palm Beach, Florida 33401 ("Lender"), and LEININGER-GEDDES PARTNERSHIP, a general partnership formed under the laws of the State of Alabama having its principal offices at 102 Fairmont Circle, Daphne, Alabama 36526 ("Borrower").


                                  WITNESSETH:

       WHEREAS, Channel 42 of Little Rock, Inc., a Delaware corporation (the "Company"), holds a construction permit, Federal Communications Commission ("FCC") File Number BPCT-850607KO (as modified through the date hereof, the "Construction Permit"), for new television station KVUT(TV), Channel 42, Little Rock, Arkansas (the "Station");

       WHEREAS, the Company, Lender, and Borrower, the majority shareholder of the Company, have entered into a Stock Purchase Agreement dated as of August 21, 1996 (the "Purchase Agreement"), pursuant to which, among other things, Borrower has conveyed to Lender on the date hereof 49% of the issued and outstanding shares of voting common stock of the Company and has granted to Lender an option to acquire the remaining issued and outstanding shares of the Company, subject to the prior approval of the FCC and the terms and conditions set forth in the Purchase Agreement;

       WHEREAS, Lender has agreed to make a loan to Borrower in the total principal amount of One Million One Hundred Twenty-Two Thousand Six Hundred and Ninety-Five Dollars ($1,122,695) to provide funds for the construction and operation of the Station;

       WHEREAS, such loan shall be evidenced by a promissory note in the same amount, which shall be issued by Borrower and dated as of the date hereof;

       WHEREAS, in consideration for the material economic benefit that the general partners of Borrower (the "Partners") will obtain from such loan to the Borrower, the Partners have agreed to secure such loan by granting Lender a security interest in all of the partnership interests of Borrower owned by the Partners;

       WHEREAS, the Company and Lender have entered into a Construction Agreement, dated as of August 21, 1996 (the "Construction Agreement"), pursuant to which Lender agrees to provide certain services in connection with the construction of the Station subject to the Company's supervision and control;

       WHEREAS, the Company and Lender have entered into a Time Brokerage Agreement, dated as of August 21, 1996 (the "Time Brokerage Agreement"), pursuant to which Lender agrees to provide programming for broadcast on the Station;

       WHEREAS, Lender, Borrower and the Company have entered into a Shareholders Agreement, dated as of the date hereof (the "Shareholders Agreement"), pursuant to which Lender and Borrower agree, among other things, to restrict the issuance and sale of the capital stock of the Company; and

       WHEREAS, Borrower and Lender have agreed to enter into a Lease Agreement upon completion of construction of the Station (the "Lease Agreement" and, together with the Purchase Agreement, Construction Agreement, Time Brokerage Agreement and Shareholders Agreement, the "Transaction Documents"), pursuant to which Lender shall lease to the Company certain assets used or useful in the construction and operation of the Station.

       NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, Lender and Borrower agree as follows:

ARTICLE 1. AMOUNT AND TERMS OF THE LOAN

       Section 1.1 The Loan. Lender agrees, upon the terms and conditions hereinafter set forth, to make a loan to Borrower in the principal amount of One Million One Hundred Twenty-Two Thousand Six Hundred and Ninety-Five Dollars ($1,122,695) (the "Loan").

       Section 1.2 The Promissory Note. The outstanding principal amount of the Loan shall be evidenced by and subject to the terms of a promissory note, dated of even date herewith, substantially in the form set forth as Exhibit 1 hereto (as amended, renewed, restated, increased, consolidated or substituted from time to time, the "Note"), payable to the order of Lender and representing the obligation of Borrower to pay Lender the amount of the Loan, with interest thereon, as prescribed in Section 1.3. All references to the "Note" in this Loan Agreement, the Security Agreement, the Pledge Agreements, each Leasehold Mortgage or Mortgage (each as defined in this Loan Agreement) and in such other agreements and documents executed and delivered in connection with this Loan Agreement shall be deemed to be references to the Note referred to in this Section.

       Section 1.3 Interest. The Loan shall bear interest on the unpaid principal amount thereof at a rate per annum at all times equal to the sum of the interest rate publicly announced by Union Bank, a California banking corporation, as its prime rate of interest, as such rate may be adjusted from time to time, plus two percent. Interest shall be calculated on the basis of a year of three-hundred and sixty
(360) days and the actual number of days elapsed during the period for which such interest is payable. Interest shall begin to accrue on the outstanding principal amount of the Loan on the date of disbursement but shall not be due and payable, subject to Section 1.5 below, until the date that is 180 days following the first anniversary of the day the Station begins operating under Program Test Authority pursuant to Section 73.1620 of the FCC's Rules (the "Maturity Date").

       Section 1.4 Principal. Subject to Section 1.5 below, the outstanding principal balance of the Loan plus any interest accrued thereon shall be due and payable on the Maturity Date.

       Section 1.5    Repayment or Forgiveness of Loan.

               (a) Closing of Purchase Agreement. Upon the consummation of the transactions contemplated to occur at the Second Closing (as defined in the Purchase Agreement), the entire outstanding principal balance of the Loan and all accrued interest thereon shall be forgiven, and Borrower's obligation to make any further payments to Lender shall terminate.

               (b) Termination of Purchase Agreement. If, at any time following the Initial Closing but prior to the Second Closing (as those terms are defined in the Purchase Agreement), the Purchase Agreement is terminated by Buyer pursuant to Section 17.3 or Article 18 thereof, or by Seller and the Company pursuant to Section 18.1 thereof, then:

                      (i) if neither Buyer, Seller nor the Company is in material breach of the Purchase Agreement, the outstanding principal balance of the Loan plus all accrued interest thereon shall be forgiven as of the effective date of such termination; or

                      (ii)  if Seller or the Company is in material
breach of the Purchase Agreement, Borrower shall repay the outstanding balance of the Loan (i.e., principal plus interest accrued since the date of the Loan, hereinafter "Adjusted Balance") plus all accrued interest on such Adjusted Balance in consecutive, equal monthly installments commencing on the first day of the month following the effective date of such termination (the "Amortization Commencement Date") and ending on the first day of the thirty-fifth month following the Amortization Commencement Date; or

                      (iii) if Buyer is in material breach of the Purchase Agreement, the outstanding principal balance of the Loan plus all accrued interest thereon shall be forgiven as of the effective date of such termination.

       Section 1.6 Use of Proceeds. The proceeds of the Loan are to be used by Borrower exclusively for legitimate and prudent expenses incurred by Borrower in connection with obtaining the Construction Permit, filing and prosecuting the Modification Application and maintaining and operating the Station.

       Section 1.7 Information. Borrower agrees to furnish to Lender such information as Lender may reasonably request in connection with the Loan or the Station, including, without limitation, copies of invoices or other evidence of the expenses incurred by Borrower in connection with the Construction Permit, Modification Application or the maintenance or operation of the Station.

       Section 1.8 Prepayment. Borrower may prepay the Note in whole at any time, or from time to time in part, with accrued interest to the date of prepayment on the amount prepaid, without penalty, provided that each payment, other than that for the full amount of the outstanding balance, shall be in the amount of Ten Thousand Dollars ($10,000) or an integral multiple thereof, provided, however, that Borrower shall reimburse Lender for any prepayment penalty imposed on Lender or its affiliates under their debt agreements or instruments as a result of Borrower's prepayment. Each prepayment on the Note shall be applied to installments of principal payable on the Note in the inverse order of maturity.

       Section 1.9 Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Note shall be due on a Saturday, Sunday or public holiday, such payment may be made on the next succeeding business day, and such extension of time in such case shall be included in the computation of interest hereunder and under the Note.

ARTICLE II.  CLOSING

       Section 2.1 Closing Date. Closing of the transactions contemplated by this Agreement shall occur, subject to the satisfaction of all of the conditions set forth in Article IV, on the date hereof (the "Closing Date").

ARTICLE III.  SECURITY

       Section 3.1 Security Interest. As partial security for the Loan, the Company shall execute and deliver to Lender, on or before the Closing Date, a security agreement in the form of Exhibit 2 hereto (the "Security Agreement").

       Section 3.2 Pledge Agreements. As further security for the Loan, on or before the Closing Date, (a) the Partners shall execute and deliver to Lender a pledge agreement in the form of Exhibit 3 hereto (the "Partners Pledge Agreement"), pursuant to which the Partners shall pledge to Lender their rights and interests in all of the partnership interests of Borrower as collateral security for the Borrower's obligations under this Agreement and the Note; and
(b) Borrower shall execute and deliver to Lender a pledge agreement in the form of Exhibit 4 hereto (the "Borrower Pledge Agreement" and, collectively with the Partners Pledge Agreement, the "Pledge Agreements"), pursuant to which the Borrower shall pledge to Lender all of its rights and interests in the capital stock of the Company owned by the Borrower as collateral security for the Borrower's obligations under this Agreement and the Note.

       Section 3.3 Leasehold Mortgages. As further security for the Loan, on or before the Closing Date, the Company shall execute and deliver to Lender a leasehold mortgage in form and substance reasonably acceptable to Lender (the "Leasehold Mortgage") for each real property lease entered into by the Company, if any, as of the Closing Date. In the event that, following the Closing Date, the Company enters into or assumes the lessee's interest under one or more additional leases, it shall execute such documents as may be required to grant Lender a lien on its leasehold interest under such lease or leases. If requested by Lender, the Company shall also deliver to Lender with respect to any lease to which the Company becomes a party one or more of the following documents, each of which shall be in form and substance satisfactory to Lender:
(i) evidence of the filing of the lease or a memorandum of lease, (ii) an estoppel certificate executed by the landlord under such lease or any sublessee, (iii) an executed landlord's consent and waiver, (iv) fixture filing UCC-1 financing statements, (v) copies of such lease and any sublease, (vi) executed tenant subordination agreements, (vii) a title encumbrance report with respect to the real property subject to such lease, and (viii) any other document required by applicable law to create or perfect a mortgage lien with respect to such lease or reasonably required by Lender.

       Section 3.4 Mortgages. At such time as the Company acquires any parcel of real estate, the Company shall execute a first mortgage or deed of trust in favor of Lender on such parcel, in form and substance acceptable to Lender (a "Mortgage"). If requested by Lender, the Company shall also deliver to Lender with respect to such property one or more of the following documents, each of which shall be in form and substance satisfactory to Lender: (i) fixture filing UCC-1 financing statements, (ii) copies of any lease relating to such property, if any, (iii) executed tenant subordination agreements and estoppel certificates, if applicable, (iv) a survey of such real property, (v) a mortgagee title insurance policy, with such coverage and with such endorsements, including, without limitation, usury, first loss, last dollar, revolving credit, variable rate, doing business, zoning comprehensive, contiguity

(as applicable) and survey, to the extent available in the state where the property is located, as Lender may require, and (vi) any other document required by applicable law to create or perfect a mortgage lien with respect to such property or reasonably required by Lender.

ARTICLE IV.  CONDITIONS OF LENDING

       Section 4.1 Conditions Precedent to Loan. The obligation of Lender to disburse the Loan hereunder is subject to the following conditions precedent:

                 (a) The Purchase Agreement shall be in full force and effect and all of the conditions precedent to the obligations of Lender at the Initial Closing set forth in Article 6 of the Purchase Agreement shall have been satisfied; and

                 (b) Lender shall have received all of the following, on or before the Closing Date, in form and substance satisfactory to Lender:

                      (i) The Note, duly executed and delivered by Borrower;

                      (ii) The Security Agreement, together with appropriate UCC-1 forms duly executed and delivered by the Company;

                      (iii) The Partners Pledge Agreement, duly executed and delivered by the Partners, and the Borrower Pledge Agreement, duly executed and delivered by the Borrower, together with stock certificates and blank stock powers;

                      (iv) Certified copies of the resolutions of the Partners evidencing approval of the execution, delivery and performance of this Agreement, the Note and the Partners Pledge Agreement and other matters contemplated hereby;

                      (v) Certified copies of the resolutions of the Board of Directors of the Company evidencing approval of the execution, delivery and performance of the Security Agreement and the other matters contemplated hereby;

                      (vi) Certificates of Good Standing for the Company from the State of Delaware and the State of Arkansas issued no more than ten
(10) days prior to the Closing Date;

                      (vii) With respect to leased real property, if any, the documents required by Section 3.3, and with respect to owned real property, if any, the documents required by Section 3.4;

                        (viii) Copies of the certificates evidencing the insurance required to be maintained by Borrower pursuant to Section 6.1(e); and

                        (ix) Such other agreements, certificates, opinions of counsel and documents that Lender may reasonably require.

         Section 4.2 Compliance. All of the representations and warranties of Borrower in this Loan Agreement shall be true and accurate in all material respects on and as of the Closing Date. Borrower shall be in compliance with all of the applicable terms and provisions of this Agreement and no Event of Default or any event which with the lapse of any applicable grace period or the giving of notice or both would constitute an Event of Default shall have occurred and be continuing. Borrower shall have performed all obligations and taken all actions to be performed or taken by it hereunder on or prior to such date. On the Closing Date, Borrower shall deliver to Lender a certificate, dated as of such date and signed by a Partner, certifying compliance with the conditions of this Section 4.2. The disbursement of the Loan to Borrower shall in and of itself, constitute a representation and warranty that Borrower as of the date of such Loan, is in compliance with this Section and if Borrower is not in compliance with this Section, Lender shall not be required to disburse such Loan to Borrower.

ARTICLE V. REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Agreement and make the Loan, Borrower represents and warrants as follows:

         Section 5.1 Existence and Standing. Borrower is a general partnership formed under the laws of the State of Alabama, and the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and each is qualified to do business in, and is in good standing under, the laws of any other jurisdiction in which it conducts its business, and each has all requisite power and authority, corporate, partnership or otherwise, to conduct its business, to own its properties, and to execute, deliver, and perform all of its obligations under this Agreement, the Note, any Mortgage or Leasehold Mortgage, the Security Agreement, the Borrower Pledge Agreement and all other documents that have been or will be executed and delivered by Borrower or the Company pursuant to this Agreement (the foregoing documents, together with the Partners Pledge Agreement, are collectively, the "Loan Documents").

         Section 5.2 Authorizations, Compliance with Laws. The execution, delivery and performance by Borrower and the Company of this Agreement, the Note, any Mortgage or Leasehold Mortgage, the Borrower Pledge Agreement, the Security Agreement, and all other documents required to be executed and delivered by Borrower and the Company pursuant to this Agreement, and the execution, delivery and performance by the Partners of the Partners Pledge Agreement, have been duly authorized by all necessary corporate or partnership action and do not and will not (i) violate (A) any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower, the Partners, the Company or the Station or (B) any provision of the Partnership Agreement of Borrower or the Certificate of Incorporation or By-laws of the Company; or (ii) result in a breach of or constitute a default under any agreement or instrument to which Borrower, the Partners or the Company is a party or by which their properties may be affected; or (iii) result in the creation of a lien, charge or encumbrance of any nature upon Borrower's or the Company's properties or assets other than as contemplated by this Agreement.

         Section 5.3 Capitalization. Borrower owns beneficially and of record 510 shares of the capital stock of the Company. All of the issued and outstanding capital stock of the Company has been duly and validly issued, is fully paid and nonassessable and is free and clear of any liens, security interests or other claims or encumbrances, except those granted to Lender pursuant to the terms,of this Loan Agreement and the other Loan Documents. Except as provided in the Purchase Agreement, neither Borrower nor the Company has any commitment or obligation, either firm or conditional, to issue, deliver, purchase or sell, under any offer, option agreement, bonus agreement, purchase plan, incentive plan, compensation plan, warrant, conversion rights, contingent share agreement, stockholders agreement, partnership agreement or otherwise, any capital stock or other equity securities or securities convertible into shares of capital stock or other equity securities.

         Section 5.4 No Consent. Except for such filings with and approvals of the FCC that may be required in connection with the exercise by Lender of its rights under the Loan Documents upon an Event of Default, no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department or agency, is or will be necessary for the valid execution, delivery and performance by Borrower, the Partners or the Company of this Agreement, the Note, any Mortgage or Leasehold Mortgage, the Pledge Agreements, the Security Agreement, or any other document required to be executed and delivered by Borrower, the Partners or the Company pursuant to this Agreement.

         Section 5.5 Binding Obligations. This Agreement, the Note, any Leasehold Mortgage or Mortgage, the Security Agreement, the Pledge Agreements and all other documents required to be executed and delivered by Borrower, the Partners or the Company pursuant to this Agreement have been executed and delivered by Borrower, the Partners or the Company, as the case may be, and constitute legal, valid and binding obligations of Borrower, the Partners and the Company enforceable in accordance with their respective terms.

       Section 5.6 Litigation. There are no actions, suits or proceedings pending, or, to the knowledge of Borrower, threatened against or affecting Borrower, the Company or their properties before any court or governmental department or agency which materially adversely affects the transactions contemplated by this Agreement or which would have a material adverse effect on the business, properties, prospects, operation or condition (financial or otherwise) of the Station, Borrower or the Company.

       Section 5.7 No Default. Borrower is not in default in the performance, observance or fulfillment of any of the obligations or conditions contained in any material agreement or instrument to which it is a party, nor with respect to any order, judgment, writ, injunction or decree of any court, governmental authority or arbitration board.

       Section 5.8 Compliance with Laws. Borrower and the Company have complied with all applicable federal, state and local laws. Borrower and the Company have obtained all necessary licenses and permits required for the conduct of their business and operations or such licenses and permits have been applied for and are now being diligently pursued.

       Section 5.9 Taxes. Borrower and the Company have filed all tax returns and reports (federal, state and local) required to be filed by them and have paid all taxes shown thereon, including interest and penalties, and all assessments received by them (except to the extent that the same are being contested in good faith by appropriate proceedings diligently prosecuted and as to which adequate reserves have been set aside on the books of Borrower or the Company in conformity with generally accepted accounting principles).

       Section 5.10 Title to Properties. Borrower and the Company have good and marketable title to all of their property and assets and valid and enforceable leasehold interests in the property which they hold under lease, all such property, assets and leasehold interests being free and clear of any and all mortgages, deeds of trust, assignments, liens, security interests, charges or encumbrances of any nature whatsoever, except for those created hereby, and no mortgages, deeds of trust, financing statements or other evidences of security interests covering all or any of the aforesaid property are on file among the records of any public office, except those evidencing a security interest in favor of Lender.

       Section 5.11    Absence of Undisclosed Liabilities.  Except for
(i) obligations arising under the Construction Permit and the rules and regulations of the FCC, (ii) obligations under the Loan Documents,
(iii) liabilities and obligations incurred pursuant to the terms of the Transaction Documents, and (iv) liabilities incurred in the ordinary course of business (other than for borrowed money), neither Borrower nor the Company has on the date hereof any material liabilities or obligations relating to the Station or otherwise of any nature, whether accrued, absolute, contingent or otherwise.

       Section 5.12 Solvency. Borrower has received, or has the right to receive, consideration which is the reasonable equivalent value of the obligations and liabilities that Borrower has incurred to Lender. Borrower is not insolvent as defined in Section 101 of Title 11 of the United States Code or any applicable state insolvency statute, nor, after giving effect to the consummation of the transactions contemplated herein, will Borrower be rendered insolvent by the execution and delivery of this Agreement, the Note or the other Loan Documents to Lender. Borrower is not engaged, and Borrower is not about to engage, in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to Lender incurred hereunder and under the Loan Documents.
Borrower does not intend to, and Borrower does not believe that it will, incur debts beyond its ability to pay them as they mature.

       Section 5.13 Material Misstatement. No statement made herein or information, exhibit or report furnished by Borrower to Lender in connection with this Agreement or its negotiation, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the foregoing not misleading.

ARTICLE VI.  COVENANTS OF BORROWER

       Section 6.1 Affirmative Covenants. So long as the Note shall remain unpaid, Borrower hereby covenants and agrees that it will, and will cause the Company to, unless Lender shall otherwise consent in writing:

                 (a) Payment of Obligations. Pay punctually and discharge when due: all indebtedness heretofore or hereafter incurred; (ii) all taxes, assessments and governmental charges or levies imposed upon it or its income or profits, or upon any properties belonging to it; (iii) claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid might become a lien or charge upon the property of Borrower or the Company; provided that this covenant shall not require the payment of any of the matters set forth in (i), (ii) and (iii) above if the same shall be contested in good faith and by proper proceedings diligently pursued and as to which adequate reserves have been set aside on the books of Borrower or the Company in accordance with generally accepted accounting principles.

               (b) Preservation of Existence. Preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation or incorporation.

               (c) Maintenance of Properties. Maintain and preserve all of its properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

               (d) Compliance with Laws. Comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority.

               (e) Maintenance of Insurance. Maintain with responsible and reputable insurance companies policies on all of its properties and covering such risks, including public liability and workers' compensation, in such amounts as are usually carried by companies engaged in similar businesses and owning similar properties as Borrower and the Company, and promptly upon execution thereof provide to Lender copies of all such policies and any riders or amendments thereto. The policies of insurance required hereunder shall name Lender as an additional loss payee or additional insured, as applicable, and shall provide that Lender shall receive at least thirty (30) days' written notice prior to the cancellation, termination or alteration of any such policy.

               (f) Operations in Ordinary Course. Continue to operate its business in the ordinary course.

               (g) Perfection of Liens. Do all things requested by Lender to preserve and perfect as first liens and security interests the liens and security interests of Lender arising pursuant to the Security Agreement, the Pledge Agreements, any Leasehold Mortgage, any Mortgage or any other agreement required hereunder.

               (h) FCC Approval. If counsel to Lender reasonably determines that the consent of the FCC is required in connection with the execution, delivery and performance of this Agreement, the Pledge Agreements, the Security Agreement, any Mortgage or Leasehold Mortgage or any other document delivered to Lender in connection herewith or therewith or as a result of any action which may be taken pursuant hereto or thereto, then Borrower, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Lender in any action commenced by Lender to secure such consent.

               (i) Agreements. Comply with its obligations under the Transaction Documents.

               (j) Information and Inspection. Borrower shall furnish to Lender from time to time, upon request, full information pertaining to any covenant, provision or condition hereof, or to any matter connected with its books, records, operations, financial condition, properties, activities or business. At all reasonable times, Borrower shall permit any authorized representatives designated by Lender to visit and inspect any of the properties of Borrower and its books and records, and to take extracts therefrom and make copies thereof, and to discuss Borrower's affairs, finances and accounts with the management and independent accountants of Borrower.

       Section 6.2 Negative Covenants. So long as the Note shall remain unpaid and the Agreement shall not have been terminated, Borrower hereby covenants that it will not, and it will not permit the Company to, without Lender's prior written approval:

               (a) Indebtedness. Create or incur, assume or suffer to exist any indebtedness, obligation or liability, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, except for:
(i) indebtedness evidenced by the Note; (ii) indebtedness (other than for borrowed money) incurred in the ordinary course of business not to exceed Fifty Thousand Dollars ($50,000) in the aggregate at any one time; (iii) obligations or liabilities arising under the indemnification provisions of the Purchase Agreement.

               (b) Liens. Create, assume or suffer to exist, directly or indirectly, any security interest, mortgage, deed of trust, pledge, lien, charge or other encumbrance, of any nature whatsoever upon any of its properties or assets, now owned or hereafter as acquired, excluding, however, from the operation of this covenant:

                      (i)    any security interest or lien created
pursuant to or in connection with this Agreement or securing the Loan, the Security Agreement, the Pledge Agreements, any Leasehold Mortgage or any Mortgage;

                      (ii) liens for taxes or assessments either not delinquent or the validity of which are being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves shall have been set aside on its books, in conformity with generally accepted accounting principles;

                      (iii)  materialmen's, mechanics', carriers',
workmen's, repairmen's, warehousemen's or other like liens arising in the ordinary course of business and either not yet due and payable or being contested in good faith by appropriate legal proceedings and as to which adequate reserves shall have been set aside on its books, in conformity with generally accepted accounting principles;

                      (iv) deposits or pledges to secure payment of workers' compensation, unemployment insurance or other social security benefits or obligations; or

                      (v) any judgment lien, singly or aggregated with other judgment liens, in an amount less than Fifty Thousand Dollars ($50,000), unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged, vacated, reversed, or execution thereof stayed pending appeal, or shall not have been discharged, vacated or reversed within thirty (30) days after the expiration of any such stay.

                 (c) Disposition of Assets. Except pursuant to the terms of the Purchase Agreement, sell, transfer, lease or otherwise dispose of any of its assets or properties other than sales of assets in the ordinary course of business (which sales in the ordinary course of business shall expressly not include any transfer or assignment of any FCC License).

                 (d) Merger. Enter into any consolidation or merger with, or into any acquisition of all or substantially all of the properties or assets of any person or entity.

                 (e) Transfer or Issuance of Equity. Issue or permit the transfer of any partnership interests of Borrower or any shares of the capital stock of the Company, or any options, warrants, convertible securities or other rights to purchase Borrower's partnership interests or the Company's stock.
The preceding sentence shall not apply to issuances or transfers to Lender.

                 (f) Remove Assets. Remove any of the assets included in the collateral described in the Security Agreement, or any replacements for such assets, to a jurisdiction in which no financing statement on Form UCC-1 has been filed by Lender with respect to such assets.

                 (g) Distributions or Dividends. Declare or make, directly or indirectly, in respect of the Company's capital stock, any payment or distribution to Borrower, or incur any liability for the purchase, acquisition, redemption or retirement of any capital stock of the Company or as a dividend, return of capital or other payment or distribution of any kind to Borrower or any affiliate of Borrower (other than any stock dividend or stock split or similar distribution payable only in capital stock of the Company).

                 (h) Transactions with Affiliates. Enter into any transaction or agreement, other than the Transaction Documents, with any affiliate of Borrower.

                 (i) Contracts. Enter into any contract or commitment relating to its stock or assets except for contracts involving aggregate payments of less than Twenty-Five Thousand Dollars ($25,000) and contracts which can be terminated without penalty on thirty (30) days' notice or less, or amend or terminate any material contract (or waive any substantial right thereunder), or incur any obligation (including obligations relating to the borrowing of money or guarantee of indebtedness).

                 (j) Adverse Change. Cause any material adverse change in the business, assets, properties, prospects or condition (financial or otherwise) of the Company or the Station.

                 (k) Cancellation of Debts. Cancel any debts owed to or claims held by Borrower or the Company.

                 (l) Write-Down. Suffer any significant write-down of the value of any assets or any significant write-off as uncollectible of any accounts receivable without the prior written consent of Lender except and as required by generally accepted accounting principles as required to present accurate financial information on Borrower or the Company.

                 (m) Rights. Transfer or grant any right under, or enter into any settlement regarding the breach or infringement of, any license, patent, copyright, trademark, service mark, trade name, franchise, or similar right, or modify any existing right relating to the Company or Borrower.

                 (n) Agreements. Terminate, amend or commit any material breach or default under the Transaction Documents.

                 (o) Subsidiaries. Create or acquire any subsidiary of Borrower or the Company unless Lender shall have approved such action in advance and Borrower or the Company shall have taken all actions required by Lender to grant Lender a first priority security interest in all of the issued and outstanding stock or other equity interests of such subsidiary. Borrower acknowledges and agrees that until such time as such security interest is granted and perfected, Lender shall have an equitable lien in the stock of any subsidiary created or acquired by Borrower or the Company.

                 (p) Programming. After the Station's commencement of operations pursuant to Program Test Authority, except as permitted by the terms of the Time Brokerage

Agreement, make any changes in the Station's programming except for changes in the Station's non-entertainment or public affairs programming so long as such changes do not increase by more than ten percent the aggregate amount of non-entertainment and public affairs programming broadcast each week by the Station between the hours of 6:00 a.m. and midnight.

       Section 6.3 Reporting Requirements. So long as the Note shall remain unpaid and the Agreement shall not have been terminated, Borrower shall, unless Lender shall otherwise consent in writing, furnish to Lender:

                 (a) Default Certificate. As soon as possible and in any event within five (5) business days after the occurrence of each Event of Default (as defined in Section 7.1) of which Borrower has knowledge, the statement of Borrower setting forth details of such Event of Default and the action which Borrower proposes to take with respect thereto.

                 (b) Employee Compensation. Reasonable prior notice of any contemplated material increase in compensation, including any bonus payments, insurance coverage and other benefits, payable or to become payable to any employees of the Company.

                 (c) Notice of Litigation. Promptly give written notice of all actions, suits and proceedings before any court or governmental agency, domestic or foreign, which may be commenced or threatened against Borrower in which the claim involved is Five Thousand Dollars ($5,000) or more and of any other matter of the type described in Section 5.6.

                 (d) Budget. An annual budget within thirty (30) days of the beginning of each fiscal year of the Company.

                 (e) Other Information. Such other information respecting the business, properties, operations or the condition, financial or otherwise, of Borrower or the Station as Lender may from time to time reasonably request.

ARTICLE VII.  EVENTS OF DEFAULT

       Section 7.1 Events of Default. Under this Agreement, an Event of Default shall be any of the following:

                 (a) Borrower shall fail to pay principal or interest on the Note when due whether at the due date thereof or by acceleration or otherwise, and such default shall remain unremedied for a period of five (5) days after receipt by Borrower of notice of default; or

                 (b) The security interest or lien of Lender in any material portion of the collateral covered by the Security Agreement, Pledge Agreements or any Leasehold Mortgage or Mortgage shall at any time not constitute a legal, valid and enforceable security interest or lien; or

                 (c) Any representation or warranty made by Borrower (or any of its Partners) herein, or by the Company in the Security Agreement or any Leasehold Mortgage or Mortgage, or by Borrower or the Partners in the Pledge Agreements or in any certificate, agreement, instrument or statement contemplated by or made or delivered pursuant to or in connection with this Agreement, the Note, any Leasehold Mortgage or Mortgage, the Security Agreement or the Pledge Agreements, shall prove to have been incorrect in any material respect when made; or

                 (d) Borrower or the Company shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Note, the Security Agreement, any Leasehold Mortgage or Mortgage, or Borrower or the Partners shall fail to perform or observe any term, covenant or agreement contained in the Pledge Agreements, and any such failure remains, unremedied for thirty (30) days after written notice thereof shall have been given to Borrower by Lender; or

                 (e) Borrower or the Company shall fail to pay any indebtedness for borrowed money owing by Borrower or the Company or any interest or premium thereon, when due, whether such indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or Borrower or the Company shall fail to perform any term, covenant or agreement under any agreement or instrument evidencing or securing or relating to any such indebtedness owing by Borrower or the Company if the effect of such failure is to accelerate, or to permit the holder of such indebtedness to accelerate the maturity of such indebtedness; or

                 (f) Either (i) Borrower or the Company shall fail to pay its debts as they mature in the ordinary course of business; or (ii) Borrower or the Company shall file a petition commencing a voluntary case concerning it under any Chapter of Title 11 of the United States Code entitled "Bankruptcy"; or (iii) Borrower or the Company shall apply for or consent to the appointment of any receiver, trustee, custodian or similar officer for it or for all or any substantial part of its property; or (iv) such receiver, trustee, custodian or similar officer shall be appointed without the application or consent of Borrower or the Company and such appointment shall continue undischarged for a period of thirty (30) days; or (v) an involuntary case is commenced against Borrower or the Company under any Chapter of the aforementioned Title 11 and an order for relief under such Title 11 is entered or the petition commencing the case is controverted but is not dismissed within thirty (30) days after the commencement of the case; or (vi) Borrower or the Company shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or (vii) any such proceeding shall be instituted against Borrower or the Company and shall remain undismissed for a period of thirty
(30) days; or (viii) Borrower or the Company shall take any action for the purpose of effectuating the foregoing; or

                 (g) Any court, government, or government agency shall condemn, seize or otherwise appropriate or take custody or control of all or a substantial portion of the property or assets of Borrower or the Company; or

                 (h) There shall be a cancellation, denial or revocation of any material FCC License for the Station (including the Construction Permit), Borrower shall be denied renewal of any such FCC License, or any such FCC License shall be renewed on terms that materially adversely affect the economic or commercial value or usefulness thereof and any such action of the FCC described in this Section 7.1(h) shall have become a final, nonappealable order; or

                 (i) Any money judgment, writ or warrant of attachment, or similar process involving (i) in any individual case an amount in excess of Fifty Thousand Dollars ($50,000), or (ii) in the aggregate at any time an amount in excess of Fifty Thousand Dollars ($50,000), and in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage, shall be entered or filed against Borrower, the Company or their assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 30 days or in any event later than five days prior to the date of any proposed sale thereunder; or

                 (j) Any material adverse effect upon or change in (a) the properties, assets, business, operations, financial condition, prospects, liabilities or capitalization of Borrower or the Company or on the ability of Borrower or the Company to conduct its business, (b) the ability of Borrower, the Company or any other party to a Loan Document (other than Lender) to perform its obligations hereunder, under the Pledge Agreements or under any other Loan Document to which it is a party, (c) the validity or enforceability of this Agreement, the Note, any other Loan Document or the Pledge Agreements,
(d) the rights or remedies of Lender under this Agreement, the Note, any other Loan Document, the Pledge Agreements or at law or in equity or (e) the value of any material collateral granted to Lender pursuant to any Loan Document or the Pledge Agreements shall occur.

         Section 7.2 Effect of Event of Default. Should any Event of Default occur, Lender may at its option by written notice to Borrower declare the entire unpaid principal amount of the Note, together with all unpaid interest and all other amounts payable under this Agreement and every other obligation of Borrower to Lender, immediately due and payable, whereupon the Note and all such obligations shall become and be forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in the Note or in such other note or evidence of indebtedness to the contrary notwithstanding; provided, however, that in case of an Event of Default under Section 7.1(f), all the obligations of Borrower under this Agreement and the Note shall become immediately due and payable as of the date of any such Event of Default regardless of the cause of such Event of Default and without any notice to Borrower required from Lender. Lender shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, the rights and remedies provided for in the Security Agreement, Pledge Agreements, and any Mortgage or Leasehold Mortgage, which provisions are hereby incorporated by reference.

ARTICLE VIII.  MISCELLANEOUS

       Section 8.1 No Waiver; Cumulative Remedies. No failure or delay on the part of Lender in exercising any right, power or remedy hereunder shall operate as a waiver, nor shall any single or partial exercise of any such right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       Section 8.2 Amendments. No amendment, modification, termination or waiver of any provision of this Agreement, the Note, the Security Agreement, or the Pledge Agreements, nor consent to any departure by Borrower therefrom, shall in any event be effective unless in writing, signed by Lender and then only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower in any case shall entitle it to any other or farther notice or demand in similar or other circumstances.

       Section 8.3 Conflicts. In the event of any conflict or inconsistency between any provision of this Agreement and a provision of the Note, the Security Agreement, or the Pledge Agreements, the provisions of this Agreement shall control.

       Section 8.4 Address for Notices. All notices and other communications under this Agreement shall be in writing and shall be served by personal service or by mailing a copy thereof by registered or certified mail, return receipt requested, to the applicable party at the addresses indicated below:

If to Borrower:           Leininger-Geddes Partnership
                          102 Fairmont Circle
                          Daphne, Alabama 36526
                          Attention: Dale Leininger

If to Lender:             Paxson Communications of Little Rock-42, Inc.
                          601 Clearwater Park Road
                          West Palm Beach, Florida 33401
                          Attention: Lowell W. Paxson

or at such other address as may be designated by either party in a written notice to the other complying as to delivery with the terms of this Section. All such notices and other communications shall be effective when deposited in the mails.

       Section 8.5 Expenses. Borrower agrees to pay on demand all costs and expenses incurred by Lender directly in the enforcement of this Agreement, the Note, the Security Agreement, any, Mortgage or Leasehold Mortgage, the Pledge Agreements and other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of any attorney to whom the Note is referred for collection (whether or not litigation is commenced) or for representation out of court, in trial, on appeal or in proceedings under any bankruptcy or insolvency law or otherwise. In addition, Borrower shall pay any and all taxes and fees payable or determined to be payable in connection with the execution, delivery or recordation of any instruments and documents to be delivered hereunder. In addition, Borrower agrees to pay all the costs of furnishing all opinions by counsel for Borrower, and of Borrower's performance of and compliance with all agreements and conditions contained herein and in the other Loan Documents on its part to be performed or complied with including, without limitation, confirming compliance with environmental and insurance requirements.

       Section 8.6 Binding Effect; Assignment. This Agreement shall become effective when executed and thereafter shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns, except that Borrower shall not have the right to assign any rights or obligations hereunder without the prior written consent of Lender. Lender shall be permitted to assign, without Borrower's consent but upon notice to Borrower, all or any portion of Lender's rights and interests hereunder and under each other document executed in connection with this Loan Agreement (x) to one or more other affiliates of Lender, and, upon any such assignment, each reference herein or in such other document to "Lender" shall be deemed to be and include a reference to such other affiliate and (y) to creditors of Lender or its affiliates as security for indebtedness of Lender or such affiliates. For purposes of this section, the term affiliate shall mean, as applied to any entity or individual, any other entity or individual directly or indirectly controlling, controlled by, or under common control with, that entity or individual. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and under "common control with"), as applied to any entity or individual, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that entity or individual, whether through the ownership of voting securities, partnership interests or otherwise by contract.

         Section 8.7 Governing Law. This Agreement, the Note, the Security Agreement, the Pledge Agreements and related documents shall be governed by, and construed in accordance with, the laws of the State of Florida with the exception of its conflicts of laws provisions; provided that the effect of any recordation shall be determined by the State thereof.

         Section 8.8 Severability of Provisions. Any provision of this Agreement, the Note, the Pledge Agreements, the Security Agreement, or any Mortgage or Leasehold Mortgage that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or affecting the validity or enforceability of any provisions in any other jurisdiction.

         Section 8.9 Headings. Article and Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 8.10 Rights Affected by Extensions. The rights of Lender and its assigns shall not be impaired by any indulgence, release, renewal, extension or modification which Lender may grant with respect to the indebtedness or any part thereof, or with respect to the collateral or with respect to any endorser, guarantor, or surety without notice or consent of Borrower or any endorser, guarantee, or surety.

         Section 8.11 Survival of Representations and Warranties. All representations and warranties made in this Agreement and in any documents or certificates delivered pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the Note and the making of the Loan hereunder and continue in full force and effect, as of the respective dates as of which they were made, until all of the obligations of Borrower to Lender hereunder have been paid in full.

         Section 8.12 FCC Compliance. Notwithstanding anything herein or in any of the other Loan Documents to the contrary, but without limiting or waiving Borrower's obligations hereunder or under any of the other Loan Documents, Lender's remedies hereunder and under the other Loan Documents are subject to compliance with the Communications Act of 1934, as amended, and all applicable rules, regulations and policies of the FCC, and Lender will not take any action pursuant to this Agreement or any of the other Loan Documents that would constitute or result in any assignment of any FCC authorization held by the Company or any change of control of the Station if such assignment or change of control would require under then existing law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval of the FCC. This Agreement, the other Loan Documents and the transactions contemplated hereby and thereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of Borrower or the Company by Lender or control, affirmative or negative, direct or indirect, of Borrower or the Company by Lender, over the programming, management or any other aspect of the operation of Borrower or the Company, which ownership and control remain exclusively and at all times in Borrower and the Company until such time as Lender has complied with such law, rules, regulations and policies.

         Section 8.13 Further Assurances. From time to time, Borrower shall execute and deliver to Lender such additional documents as Lender may reasonably require to carry out the purposes of this Agreement or any of the documents entered into in connection herewith, or to preserve and protect the rights of Lender hereunder or thereunder.

         Section 8.14 Indemnification. Borrower hereby indemnities and holds harmless Lender and its directors, officers, shareholders, employees, agents, counsel, subsidiaries and affiliates (the "Indemnified Persons") from and against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Indemnified Person in any way relating to or arising out of this Agreement, the documents entered into in connection herewith, or any of them or any of the transactions contemplated hereby or thereby; provided, however, that Borrower shall not be liable to any Indemnified Person, if there is a judicial determination that such losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of such Indemnified Person.

         Section 8.15 Waiver. EACH OF LENDER AND BORROWER HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS IRREVOCABLE,

MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN.

         Section 8.16 Maximum Interest. Lender and Borrower intend that this Agreement and the other Loan Documents conform to all applicable usury laws. Accordingly, no provisions of the Loan Documents shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law ("Maximum Rate"), or obligate Borrower to pay any taxes, assessments, charges, insurance premiums or other amounts which are held to constitute interest to the extent that such payments, when added to the other obligations under the Loan Documents, would be held to constitute contracting for, or the payment by Borrower of, interest at a rate greater than the Maximum Rate. Lender and Borrower further agree that:

                       (i) if any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this subsection 8.16 shall govern, and neither Borrower nor its successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate;

                       (ii) if at any time the amount of interest under any of the Loan Documents for a calendar year exceeds the Maximum Rate had the Maximum Rate at all times been in effect, the interest chargeable under any such Loan Document shall be limited to the amount of interest that could have been charged if the Maximum Rate had at all times been in effect, but any subsequent reductions in the interest due shall not reduce the rate of interest chargeable under any such Loan Document below the Maximum Rate until the total amount of interest accrued under any such Loan Document equals the amount of interest that would have accrued if the interest provided for in any such Loan Document had at all times been in effect and collectible;

                       (iii) if the maturity of any Loan Document is accelerated for any reason, or in the event of any prepayment by Borrower, or in any other event, earned interest may never include more than the Maximum Rate, computed from the date of disbursement of the funds evidenced by such Loan Document until payment, and any interest otherwise payable under such Loan Document that is in excess of the Maximum Rate shall be canceled automatically as of such acceleration or such other event and (if theretofore paid) shall be credited against principal;

                       (iv)      if it should be held that any interest
payable or chargeable under any Loan Document is in excess of the Maximum Rate, the interest payable or chargeable under such Loan Document shall be reduced to the maximum amount permitted by applicable federal or state law, whichever shall permit the higher lawful interest, as construed by courts having jurisdiction thereof; and

                       (v) the spreading, prorating and amortizing of interest over the Maturity Date of the Loan Documents shall be allowed to the fullest extent permitted by applicable law.


            [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                       PAXSON COMMUNICATIONS OF
                                       LITTLE ROCK-42, INC.


                                       By:
                                          -----------------------------
                                               Name:
                                               Title:


                                       LEININGER-GEDDES PARTNERSHIP


                                       By:
                                          -----------------------------
                                               Dale Leininger
                                               General Partner


                                       By:
                                           ----------------------------
                                               Lark Hadley
                                               General Partner

                                                                       EXHIBIT 1

                               PROMISSORY NOTE



$1,122,695                                                       August __, 1996


       FOR VALUE RECEIVED, the undersigned, Leininger-Geddes Partnership, a general partnership formed under the laws of the State of Alabama with its address at 102 Fairmont Circle, Daphne, Alabama 36526 (the "Maker"), promises to pay to the order of PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC., a Florida corporation with its address at 601 Clearwater Park Road, West Palm Beach, Florida, 33401 (the "Payee"), or its designee, in the manner set forth below, the principal sum of One Million One Hundred Twenty-Two Thousand Six Hundred and Ninety-Five Dollars ($1,122,695), together with interest thereon as provided herein. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement (as defined below).

                 1. The holder of this Note is authorized to endorse the date and amount of the loan evidenced hereby and the payment of principal and/or interest with respect thereto on Schedule A annexed hereto and made a part hereof, but the failure of the holder of this Note to make such endorsement shall not affect the rights of the Payee or the obligations of the Maker under this Note, the Loan Agreement dated as of August 21, 1996, between Maker and Payee (the "Loan Agreement") and any documents executed in connection therewith or under applicable law.

                 2. The principal balance of and all interest on the Loan evidenced hereby shall be due and payable or forgiven, as the case may be, as provided in Article I of the Loan Agreement.

                 3. This Note evidences indebtedness of the Maker to the Payee arising under the Loan Agreement, to which reference is hereby made for a statement of the rights of the Payee and the duties and obligations of the Maker in relation thereto. Neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay the principal of or interest on this Note when due.

               4. In the event any installment of principal or interest on this Note is not paid when due, whether such installment comes due by acceleration or otherwise.

               5. The payment of this Note is secured by a Security Agreement, Partners Pledge Agreement, and Borrower Pledge Agreement, all as more fully identified in the Loan Agreement.

               6. Payment upon this Note shall be made by check payable to the Payee at 601 Clearwater Park Road, West Palm Beach, Florida, 33401, or such other place as the Payee or a subsequent holder of this Note shall designate to the Maker in writing, in lawful money of the United States of America.

               7.         This Note may be prepaid by the Maker, in whole or in
part in integral multiples of Ten Thousand Dollars ($10,000), at any time without premium or penalty. Each prepayment on this Note shall be applied to installments of principal payable on this Note in the inverse order of maturity.

               8. The Maker hereby waives any defenses based upon, and specifically assents to, any and all extensions and postponements of the time of payment and all other indulgences or forbearances which may be granted to any party liable hereon by the Payee or any subsequent holder of this Note.

               9. The Maker hereby waives presentment, demand for payment, notice of protest, notice of non-payment, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

               10. No delay or omission on the part of the Payee or any subsequent holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Payee or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any other occasion.

               11. No single or partial exercise by the Payee or any subsequent holder hereof of any power hereunder shall preclude any other or future exercise thereof or the exercise of any other power.

               12. If any Event of Default shall occur, the Payee may at its option by written notice to the Maker declare the entire unpaid principal amount of this Note, together with all unpaid interest and all other amounts payable under the Loan

                                [Missing Page]

                 16. The provisions of this Note are hereby declared to be severable and if any such provision or the application of any such provision to any person or in any circumstances shall be held to be invalid or unconstitutional, such invalidity or unconstitutionality shall not be construed to affect the validity or constitutionality of any of the remaining provisions as applied to such person, or in circumstances other than those as to which it is held invalid.


[SEAL]                           LEININGER-GEDDES PARTNERSHIP



                                 By:
                                    ---------------------------------
                                    Dale Leininger
                                    General Partner



                                 By:
                                     --------------------------------
                                     Lark Hadley
                                     General Partner

                                   SCHEDULE A


Date             Amount of Loan            Amount Repaid            Unpaid Balance            Notation Made By

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

------           --------------            -------------            --------------            ----------------

                                                                       EXHIBIT 2

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Agreement") is dated as of this ____ day of __________, 1996, by and between CHANNEL 42 OF LITTLE ROCK, INC., a Delaware corporation (the "Company"), and PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC., a Florida corporation (the "Secured Party").


                              W I T N E S S E T H:


       WHEREAS, the Company, Secured Party, and Leininger-Geddes Partnership, a general partnership formed under the laws of the State of Alabama (the "Borrower"), are parties to a Stock Purchase Agreement dated as of August 21, 1996 (the "Purchase Agreement");

       WHEREAS, pursuant to the Purchase Agreement, Borrower and Secured Party have entered into a Loan Agreement dated as of the date hereof (the "Loan Agreement"), pursuant to which Secured Party agrees to make a loan (the "Loan") to Borrower in the amount of One Million One Hundred Twenty-Two Thousand Six Hundred and Ninety-Five Dollars ($1,122,695);

       WHEREAS, the Borrower has executed a promissory note of even date herewith (as amended, renewed, restated, increased, consolidated or substituted from time to time, the "Note"), evidencing the Borrower's indebtedness to the Secured Party under the Loan Agreement; and

       WHEREAS, the Loan Agreement requires the Company, a subsidiary of Borrower, to execute and deliver to Lender this Security Agreement to secure the Borrower's obligations under the Loan Agreement and the Note by granting Secured Party a security interest in substantially all of the Company's personal property.

       NOW, THEREFORE, in consideration of the promises and agreements contained herein and the Secured Party's extension of the Loan pursuant to the Note and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Secured Party and the Company agree as follows:

ARTICLE 1.    GRANT OF SECURITY MEREST

         In order to secure the payment of the amount loaned by Secured Party to Borrower pursuant to the Loan Agreement and the Note, plus interest accrued thereon and all other obligations of the Borrower to Secured Party (being hereinafter collectively referred to as the "Obligations"), the Company hereby grants to Secured Party a first priority security interest in all of the Company's right, title and interest in and to all of its personal property, both tangible.and intangible and of every kind and description, whether now or hereafter existing, or now owned or hereafter acquired, and wherever located, and all proceeds, products, replacements, additions, accessions and/or substitutes therefor, including, without limitation, all goods, machinery, equipment, furniture, furnishings, fixtures, inventory, accounts, chattel paper, instruments and general intangibles, as such terms may be defined in the Uniform Commercial Code in the jurisdiction in which such assets are located, including, without limitation, all properties and assets of the Company used or utilized in the construction and operation of the Station, and the proceeds and products of any and all of the foregoing assets and properties described in this Article 1, including proceeds of insurance policies relating to any and all of the foregoing assets and properties; provided, however, that such security interest does not include any permits or licenses granted by the FCC to the extent that the Company is prohibited from granting a security interest therein pursuant to the Communications Act of 1934, as amended, and the regulations promulgated thereunder, and any other licenses to the extent the transfer or pledging thereof is prohibited by the granting authority.

   All of the foregoing shall be hereinafter referred to as the "Collateral."

ARTICLE 2.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY

         The Company represents, warrants and covenants that:

                 (a) the Collateral (and all records pertaining thereto) will at all times be kept at the locations specified on Exhibit A hereto and the Company will not change the location at which any of the Collateral is usually kept or the location of its chief executive office or principal place of business without giving fifteen (15) days' prior written notice to Secured Party;

                 (b) the Company owns and has possession of the Collateral except that portion to be hereafter acquired;

                 (c) to the best of the Company's knowledge, all the Collateral is genuine and enforceable and free from liens, adverse claims, charges, encumbrances, taxes or assessments, other than the liens created hereby and by the Lease Agreement (as defined in the Loan Agreement), and the Company shall defend the same against all claims and demands of all persons at any time claiming against the same or any interests therein adverse to Secured Party;

                 (d) to the best of the Company's knowledge, all items of the Collateral comply with applicable laws;

                 (e) to the best of the Company's knowledge, no financing statement covering any of the Collateral, and naming any secured party other than Secured Party, is on file in any public office;

                 (f) the Company will maintain, replace, repair, service and take other action as may be necessary from time to time to keep and preserve its inventory, machinery and equipment in general repair and good working order and any inventory, machinery or equipment which wears out or is destroyed will be replaced or restored if necessary for the operation of the business of the Company in the ordinary course. The Company will within 10 days notify Secured Party of any event comprising loss of or decrease in the value of the Collateral in excess of $20,000;

                 (g) The Company will comply with all laws, rules and regulations relating to, and shall pay prior to delinquency, all license fees, registration fees, taxes and assessments and all other charges, which may be levied upon or assessed against, or which may become security interests, liens or other encumbrances upon the ownership, operation, possession or maintenance of the Collateral; provided that the Company shall not be required to comply with any such law, rule or regulation or to pay any such tax or assessment or other such charge, the validity of which is being contested by the Company in good faith by appropriate proceedings commenced and prosecuted with due diligence and with respect to which adequate reserves have been established and are being maintained in accordance with generally accepted accounting principles;

                 (h) The Company will execute and file and refile such financing statements, continuation statements and other documents in such offices as Secured Party may deem necessary or appropriate in order to protect or preserve Secured Party's security interest in the Collateral;

                 (i) The Company will not sell, offer to sell, hypothecate or otherwise dispose of any material part of the Collateral (including proceeds) subject hereto, or any part thereof or interest therein at any time other than in the ordinary course of business or in exchange for Collateral of like value in which Secured Party shall have a security interest;

                 (j) The Company will at all times keep accurate records with respect to the Collateral, which are as complete and comprehensive as those which are customarily maintained by those engaged in similar businesses, and Secured Party will have the right to inspect such records at such times and from time to time during normal business hours as Secured Party may reasonably request;

               (k) The Company will provide any service and do any other acts or things necessary to keep the Collateral free and clear of all defenses, rights of offset and counterclaims. Secured Party may, at any time prior to termination hereof and within the bounds of reasonableness, require the Company from time to time to deliver to Secured Party (i) schedules describing all the Collateral subject hereto, and (ii) instruments and chattel paper included in the Collateral, appropriately assigned and endorsed to Secured Party;

               (l) The Company will maintain such insurance on the Collateral as may be reasonably required by Secured Party. In the event of failure to provide and maintain insurance as herein provided, Secured Party may, at its option, provide such insurance and the Company hereby promises to pay Secured Party on demand the amount of any disbursements made by Secured Party for such purpose. Risk of loss or damage shall accrue to the Company to the extent of any deficiency in any effective insurance. The Company shall furnish to Secured Party certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions. The Company shall give immediate written notice to Secured Party and to the insurers of any loss or damage to the Collateral or any part thereof in excess of $20,000 and shall promptly file all necessary or appropriate proof of loss with the insurers.
Any amounts collected or received under any such insurance policies may be applied by the Company either to the replacement or restoration of the Collateral or to any of the Obligations secured hereby in the manner provided in Article 7 hereof; and

               (m) The Company shall not change its name, identity or corporate structure, voluntarily or involuntarily, without giving 30 days' prior written notice to Secured Party.

ARTICLE 3.     AUTHORITY TO COLLECT

       Except as otherwise hereinafter set forth, unless and until the occurrence of an event which constitutes an Event of Default under the Loan Agreement, the Company shall continue to collect, and upon the occurrence of such an event, the Company may, at the direction of Secured Party, continue to collect, at its own expense, all amounts due and to become due under any accounts, chattel paper, instruments or general intangibles and in connection therewith may take such action as it may deem necessary, advisable, convenient or proper for the enforcement, collection, adjustment, settlement or compromise thereof.

ARTICLE 4.     REMEDIES

       Section 4.1 Upon the occurrence of an Event of Default, as defined in the Loan Agreement, Secured Party shall have the right to declare immediately due and payable all of the Obligations, without other notice or demand, and to terminate any commitments to make loans or otherwise extend credit to Borrower. Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code and all other rights, privileges, powers and remedies provided by law or equity.

         Section 4.2 Without limiting the generality of the foregoing, after the occurrence of an Event of Default:

         (a)     (i)      Secured Party shall have the power to notify the
account debtor or debtors obligated under any accounts, chattel paper, instruments and general intangibles of the assignment of such accounts, chattel paper, and general intangibles to Secured Party and of its security interest therein and to direct such account debtor or debtors to make payment of all amounts due or to become due to the Company thereunder directly to Secured Party and, upon such notification to the account debtor or debtors, to enforce collection of any thereof in the same manner and to the same extent as the Company might have done. The funds so collected shall be held as security for the payment of the Obligations secured hereby and applied in the manner provided in Article 7 hereof.

                 (ii) The Company hereby constitutes and appoints Secured Party as its true and lawful attorney, in the place and stead of the Company and with full power of substitution, either in Secured Party's own name or in the name of the Company, to ask for, demand, collect, receive and give acquittance for any and all monies due or to become due under and by virtue of any account, chattel paper, instruments and general intangibles, to endorse checks, drafts, orders and other instruments for the repayment of monies payable to the Company on account thereof, and to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto and to sell, assign, pledge, transfer and, make any agreement respecting, or otherwise deal with, the same; provided, however that nothing herein contained shall be construed as requiring or obligating Secured Party to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or to take any action with respect to any account, chattel paper, instruments or general intangible or the monies due or to become due thereunder or the property covered thereby, and no action taken or omitted to be taken by Secured Party with respect to any account, chattel paper, instruments or general intangible shall give rise to any defense, counterclaim or set off in favor of the Company or to any claim or action against Secured Party;

         (b) The Company will collect, assemble and deliver all of the Collateral and books and records pertaining thereto, to Secured Party at a reasonably convenient place designated by Secured Party; and

         (c)     (i)      Secured Party may, to the extent permitted by law,
enter onto the Company's premises and take possession of the Collateral, and assign, sell, lease or otherwise dispose of the Company's interest in the Collateral for the account of the Company and the Company shall then be liable for the difference between the payments and other amounts due under the Note and amounts received pursuant to such assignment or contract of sale or lease or other disposition of the Company's interest in the Collateral and the amount of such difference shall then be immediately due and payable. Secured Party may, in its sole discretion, designate a custodian or agent to take physical possession of the Collateral.

Secured Party shall give the Company reasonable notice of the time and place of any public sale of the Collateral or the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice of the sale or other intended disposition is mailed, by first class mail, postage prepaid, to the Company at its address set forth in Article 15 hereof or such other address as the Company may by notice have furnished Secured Party in writing for such purpose, at least fifteen (15) days prior to the time of such sale or other intended disposition.

                 (ii) All notices of public or private sale shall specify that the assignment of any FCC permit or license for the Station must first be approved by the FCC and such notice shall be given to all persons attending a public sale. The Company agrees that it will join and cooperate fully with Secured Party or with the successful bidder or bidders at any public or private sale in the filing of an application, and furnishing any additional information that may be required in connection with such application, requesting the FCC's prior approval of the assignment of such license or permit for the Station to Secured Party or the successful bidder or bidders. The Company will take such further actions, or cause such farther actions to be taken that may be necessary or desirable to obtain such FCC approval and will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents that may be necessary or desirable in connection with such approval. The parties hereto agree that the Collateral and the permit or license shall not be assigned and transferred to separate persons or entities.

                 (iii) Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Company, and the Company hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

ARTICLE 5.    POWERS OF SECURED PARTY

         The Company appoints Secured Party as its true attorney in fact to perform any of the following powers, which are coupled with an interest, and are irrevocable until termination of this Security Agreement, and may be exercised by Secured Party's officers and employees, or any of them, only upon the occurrence of an Event of Default under the Loan Agreement:

         (a) to perform any obligation of the Company hereunder in the Company's name or otherwise;

         (b) to give notice of Secured Party's rights in the Collateral, to enforce the same, and make extension agreements with respect thereto;

         (c) to release persons liable on the Collateral and to give receipts and acquittance and compromise disputes in connection therewith;

         (d)     to release security;

         (e)     to resort to security in any order;

         (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, and applications or registration or like papers to perfect, preserve or release Secured Party's interest in the Collateral;

         (g) to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise;

         (h) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Collateral;

         (i) to prepare, adjust, execute, deliver and receive payment under insurance claims;

         (j) to exercise all rights, powers and remedies which the Company would have, but for this Security Agreement, under all of the Collateral subject to this Security Agreement; and

         (k) to do all acts and things and execute all documents in the name of the Company or otherwise deemed by Secured Party as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

ARTICLE 6.    REMITTANCES

         The Company agrees that upon the occurrence and during the continuance of an event which constitutes an Event of Default under the Loan Agreement, all cash or proceeds received by the Company as a result of the sale, lease or other disposition of any Collateral, whether received by the Company in the exercise of its collection rights hereunder or otherwise, shall be, at Secured Party's discretion, remitted to Secured Party or deposited to an account for the benefit of Secured Party (according to its instructions) in the form received (properly endorsed to the order of Secured Party or for collection in accordance with Secured Party's instructions) not later than the banking business day following the day of receipt, to be held as security for the payment of the Obligations secured hereby and applied by Secured Party as provided in Article 7 hereof. The Company agrees not to commingle any such collections or proceeds with any of its other funds or property and agrees to hold the same upon an express trust for Secured Party until remitted to Secured Party.

ARTICLE 7.    APPLICATION OF PROCEEDS

         Section 7.1 Except as expressly provided elsewhere in this Security Agreement, all proceeds of the sale of the Collateral by Secured Party hereunder, and all other monies received by Secured Party pursuant to the terms of this Security Agreement (whether through the exercise by Secured Party of its rights of collection or otherwise), including, but not limited to, any awards or other amounts payable upon any condemnation or taking by eminent domain, shall be applied, as promptly as is practicable after the receipt thereof by Secured Party as follows:

         (a) FIRST: to the payment of all fees and expenses incurred by Secured Party or any custodian appointed hereunder, if not previously paid by the Company, and all expenses incurred by Secured Party in connection with any sale of the Collateral, including, but not limited to, the expenses of taking, advertising, processing, preparing and storing the Collateral to be sold, all court costs and fees and expenses of counsel to Secured Party in connection therewith, to the payment of all expenses to be paid by the Company pursuant to
Article 16 of this Security Agreement, and to the payment of all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder to the account of the Company and the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, to the extent that such advances, costs and expenses shall not theretofore have been reimbursed to Secured Party by the Company;

         (b) SECOND: to the payment to Secured Party of the interest then due and payable on the Note;

         (c) THIRD: to the payment to Secured Party of the principal then due and payable on the Note;

         (d) FOURTH: to the payment to Secured Party of any other amount owing to Secured Party under any other agreement of the Company with Secured Party; and

         (e) FIFTH: only if all of the foregoing have been paid in full, to the Company.

       Section 7.2 Notwithstanding the sale or other disposition of any Collateral by Secured Party hereunder, the Company shall remain liable for any deficiency.

ARTICLE 8.     RIGHTS CUMULATIVE

         The rights, privileges, powers and remedies of Secured Party shall be cumulative and no single or partial exercise of any of them shall preclude the further or other exercise of the same or any other of them. No delay or failure of Secured Party in exercising any right, power, privilege or remedy hereunder shall affect such right, power, privilege or remedy. Nor shall any single or partial exercise of any right, power, privilege or remedy or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy affect such right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Secured Party of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing and shall not constitute a waiver of any subsequent or other default. Failure of Secured Party to insist upon strict performance or compliance by the Company of any covenants, warranties or agreements in this Security Agreement shall not constitute a waiver of any subsequent or other failure to perform or comply with any covenants, warranties or agreements.

ARTICLE 9.       CONTINUING AGREEMENT

         This is a continuing agreement and shall remain in full force and effect and be binding upon the Company and the successors and assigns of the Company until all of the Obligations shall have been fully satisfied and discharged or forgiven.

ARTICLE 10.      REINSTATEMENT OF AGREEMENT

         If Secured Party shall have proceeded to enforce its rights under this Agreement and such proceedings shall have been discontinued or abandoned for any reason prior to the issuance of any judgment or award, then the Company and Secured Party shall be restored respectively to their positions and rights hereunder, and all rights, remedies and powers of the Company and Secured Party shall continue as though no such proceeding had been initiated. In the event of litigation arising under this Agreement, the prevailing party shall be entitled to, in addition to all other damages and remedies, reasonable attorneys' fees.

ARTICLE 11.      ASSIGNMENT

         Secured Party may, upon written notice to the Company, assign and transfer any of its rights and obligations hereunder and may deliver the Collateral, or any part thereof, to the assignee or transferee of such rights and obligations, which assignee or transferee shall become vested with all the rights, remedies, powers, security interests and liens herein granted to Secured Party in respect thereto; and Secured Party shall thereafter be relieved and fully discharged from any liability or obligation under this Agreement. The Company shall not have the right to assign this Agreement without the prior written consent of Secured Party.

ARTICLE 12.      DUTIES WITH RESPECT TO COLLATERAL

         With respect to the Collateral, Secured Party shall be under no duty to send notices, perform services, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve rights against prior parties.

ARTICLE 13.      PERFORMANCE OF OBLIGATIONS BY SECURED PARTY

         If the Company shall fail to do any act or thing which it has covenanted to do hereunder, or if any representation or warranty of the Company shall be breached, Secured Party may (but shall not be obligated to) perform such act or thing on behalf of the Company or cause it to be done or remedy any such breach, and there shall be added to the liabilities of the Company hereunder the cost or expense incurred by Secured Party in so doing, and any and all amounts expended by Secured Party in taking any such action shall be repayable to it upon demand being made to the Company therefore and shall bear interest at the rate provided for in the Note, from and including the date advanced to the date of repayment.

ARTICLE 14.      MISCELLANEOUS

         After due consideration and consultation with its attorneys, the Company voluntarily and knowingly, to the extent permitted by law, agree as follows: (a) the Company waives presentment, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to the Collateral to which Secured Party is entitled hereunder; (b) the Company waives any right to direct the application of payments or security for the Obligations of the Company hereunder, or the indebtedness of customers of the Company, and any right to require proceedings against others or to require exhaustion of the security;
(c) the Company consents to the extension or forbearance of the terms of the Obligations or indebtedness of customers, the release or substitution of security, and the release of guarantors, if any; and (d) the Company waives notice or a judicial hearing prior to the exercise by Secured Party of any right or remedy provided by this Security Agreement and also waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the provisions of this Security Agreement on the grounds that the sale was consummated without a prior judicial hearing.

ARTICLE 15.      NOTICES

         All notices or demands of any kind which may be required or which Secured Party desires to serve upon the Company under the terms of this Security Agreement shall be served upon the Company by personal service or by mailing a copy thereof by first class mail, postage prepaid, addressed to the Company, at the address set forth in Article 10 of the Pledge Agreements.

ARTICLE 16.      EXPENSES

         The Company agrees to pay on demand all fees, costs and expenses of Secured Party, or of any custodian or agent designated by Secured Party, including the fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts retained by Secured Party in connection with the enforcement of this Security Agreement or any other instrument or document delivered pursuant hereto upon an Event of Default.

ARTICLE 17.      LAW APPLICABLE

         This Security Agreement shall be governed by and construed in accordance with the laws of the State of Florida other than the conflicts of law provisions thereof.

ARTICLE 18.      SEVERABILITY OF PROVISIONS

         If any provision of this Security Agreement shall be held to be prohibited by or invalid under applicable law, including the Communications Act of 1934, as amended, and all rules and regulations promulgated thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Security Agreement.





             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first written above.


                                   CHANNEL 42 OF LITTLE ROCK, INC.



                                   By:
                                       --------------------------
                                          Dale Leininger
                                          President



                                   PAXSON COMMUNICATIONS OF
                                   LITTLE ROCK-42, INC.



                                   By:
                                       -------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT B



                             SHAREHOLDERS AGREEMENT

                                  BY AND AMONG

                         LEININGER-GEDDES PARTNERSHIP,

                             PAXSON COMMUNICATIONS
                            OF LITTLE ROCK-42, INC.

                                      AND

                        CHANNEL 42 OF LITTLE ROCK, INC.

                                     DATED

                                AUGUST __, 1996

                                                                       EXHIBIT B

                             SHAREHOLDERS AGREEMENT

         This SHAREHOLDERS AGREEMENT (the "Agreement") is made as of the    day
of August, 1996, by and among PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC., a Florida corporation ("Paxson"), CHANNEL 42 OF LITTLE ROCK, INC., a Delaware corporation (the "Company"), and LEININGER-GEDDES PARTNERSHIP, a general partnership formed under the laws of the State of Alabama ("LGP"). LGP and Paxson are sometimes referred to herein individually as "Shareholder" and collectively as "Shareholders.

                               R E C I T A L S

       A. The Company holds a construction permit issued by the Federal Communications Commission ("FCC") for new television station KVUT(TV), Channel 42, Little Rock, Arkansas (the "Station").

       B. The Company's authorized capital stock consists of one thousand (1,000) shares of voting common stock, all of which shares are issued and outstanding (the "Common Stock").

       C. LGP holds 510 shares of Common Stock (the "LGP Stock") and, on the date hereof, LGP has conveyed to Paxson 490 shares of Common Stock (the "Paxson Stock"), pursuant to that certain Stock Purchase Agreement dated as of August 21, 1996 (the "Purchase Agreement").

       D. The parties hereto desire to set forth certain understandings and agreements relating to, among other things, the issuance and transfer of the capital stock of the Company.

       NOW, THEREFORE, in consideration of the mutual covenants, promises and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LGP, Paxson and the Company, intending to be legally bound, agree as follows:

ARTICLE I. RESTRICTIONS

       Section 1.1 Scope of Agreement. This Agreement shall apply to (i) any transfer of shares of Common Stock (now owned or hereafter acquired) and any other shares of capital stock of the Company, whether or not outstanding on the date hereof, by either Shareholder or any transferee or successor of either Shareholder, whether by sale, exchange, assignment, disposition, bequest, gift, pledge, mortgage, hypothecation or otherwise, whether voluntary, involuntary or by operation of law, whether resulting from death, bankruptcy, insolvency or otherwise; and (ii) the issuance or transfer by the Company of any shares of capital stock of the Company, whether or not authorized or outstanding on the date hereof, or any options, warrants or any form of debt or equity presently or hereinafter convertible into shares of capital stock of the Company (any and all such transfers in clauses (i) or (ii) are referred to hereinafter as a "Transfer").

         Section 1.2  Transfer Restrictions.

               (a) Neither LGP, Paxson nor the Company shall agree to, cause or permit any Transfer, unless the Transfer complies with the requirements of Section 1.3 hereof.

               (b) The restriction in Section 1.2(a) above shall not apply to (i) any sale, transfer, assignment or disposition to a person or entity that controls, is controlled by or is under common control with LGP or Paxson, as the case may be, or (ii) any sale, transfer, assignment or disposition of the Paxson Stock resulting from the sale or transfer of all of the issued and outstanding stock of Paxson or any entity that owns or controls Paxson, or (iii) the pledge of the LGP Stock to Paxson pursuant to the Borrower Pledge Agreement dated as of August , 1996, between LGP and Paxson (the "Pledge Agreement"), or (iv) any sale or transfer of the LGP Stock to Paxson pursuant to the terms of the Pledge Agreement or the Purchase Agreement.

               (c) No Transfer shall be effective unless a Transfer is made pursuant to the terms of this Agreement, and the successors or assigns of LGP or Paxson as a result of any Transfer permitted by the terms of this Agreement shall have duly executed a document evidencing their agreement to be bound by and comply with the terms of this Agreement.

         Section 1.3  Right of First Refusal.

               (a) In the event either Shareholder (the "Sale Shareholder") enters into a bona fide agreement (including a letter of intent) contemplating a sale of all or a portion of its Common Stock (a "Sale"), the Sale Shareholder will deliver a written notice (the "Sale Notice") to the other Shareholder (the "Other Shareholder"). The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed Sale and will be accompanied by the agreement(s) relating thereto. No Sale shall be consummated until 30 days after the Sale Notice has been delivered to the Other Shareholder, unless prior thereto the Other Shareholder shall have waived in writing its rights under this Section
1.3 (the date of the first to occur of such events is referred to herein as the "Sale Authorization Date").

               (b) The Other Shareholder may elect to purchase all (but not less than all) of the Sale Shareholder's Common Stock upon the same terms and conditions as those set forth in the Sale Notice by delivering written notice (the "Purchase Notice") of such election to the Sale Shareholder within thirty (30) days after the receipt of the Sale Notice by the Other Shareholder. If the Other Shareholder exercises its right of first refusal set forth in this subsection (b), the closing of such purchase and sale shall be in accordance with Section 1.4. If the Other Shareholder does not exercise its right of first refusal set forth in this Section 3.1, (i) the Sale may be consummated at a price and on terms no more favorable to the named transferee(s) of the Common Stock than specified in the Sale Notice during the 90-day period immediately following the Sale Authorization Date, (ii) the Other Shareholder will consent to and raise no objections against the Sale, and (iii) the Other Shareholder will take all necessary and desirable actions in connection with the consummation of the Sale. Any Sale which is not consummated within such 90-day period following the Sale Authorization Date will again be subject to the provisions of this Section 1.3.

               (c) In the event the Other Shareholder exercises its rights under this Section 1.3, no Sale to the prospective transferee(s) shall be consummated and all agreements relating thereto shall be terminated.

         Section 1.4  Closing.

               (a) The closing of the purchase and sale of any Common Stock pursuant to the right of first refusal set forth in Section 1.3 above shall take place at Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, on the date of closing set forth in the Sale Notice or, if the Sale Notice does not specify a closing date, on the 90th day after the Sale Shareholder's receipt of the Purchase Notice, subject to obtaining any consent of the FCC that may be required for a Sale.

               (b) At the closing, the Sale Shareholder shall deliver to the Other Shareholder (i) certificates representing the shares of the Common Stock being transferred, duly endorsed or accompanied by duly executed stock powers, (ii) a certificate, reasonably acceptable to the Other Shareholder, representing that the Common Stock being sold is free and clear of all liens, charges, security interests, rights of first refusal, restrictions and other encumbrances and that the Sale Shareholder has the absolute right to transfer such Common Stock, and (iii) such other documentation as reasonably requested by the Other Shareholder.

               (c) At the closing, the Other Shareholder shall wire transfer immediately available funds to a U.S. bank account designated by the Sale Shareholder in an amount equal to the price for the shares being sold.

       Section 1.5 Legends or Certificates. In order to effectuate this Agreement, and to avoid any transfer of shares in violation of the Securities Act of 1933 or of the securities laws of any state, each certificate representing any share of capital stock of the Company shall bear legends in substantially the following form:

         The Shares represented by this Certificate are subject to a
         Shareholders' Agreement dated    , 199_ (the "Agreement"), entered into
         in order, inter alia, to restrict the transferability of such Shares. Said Agreement is automatically binding upon any person who acquires the Shares. Any transfer or acquisition in violation of such Agreement is null and void. A copy of the Agreement is available for inspection at the principal office of the Company.

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED OR SOLD UNLESS SO REGISTERED OR UNLESS AN EXEMPTION IS AVAILABLE.

ARTICLE II. REPRESENTATIONS AND WARRANTIES

       Section 2.1 Representations and Warranties of LGP. LGP hereby represents, warrants and agrees as follows:

                 (a) LGP is a general partnership formed under the laws of the State of Alabama.

                 (b) LGP has the partnership power and authority to enter into this Agreement and carry out its obligations hereunder. The consummation of the transactions contemplated hereby, and all previous actions taken by LGP with respect to such transactions, have been duly and validly authorized by LGP's partners. No other acts or proceedings on the part of LGP are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, or any previous actions taken by LGP with respect to such transactions, and when duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of LGP, enforceable against LGP in accordance with its terms.

                 (c) Neither the execution and delivery by LGP of this Agreement, the consummation by LGP of the transactions contemplated hereby, any previous actions taken by LGP with respect to such transactions, nor compliance by LGP with any provision hereof, will violate or conflict with, or result in a breach of any provision or any of the terms, conditions or provisions of, the Partnership Agreement of LGP or any contracts, agreements or obligations of LGP or by which LGP is bound.

       Section 2.2 Representations and Warranties of the Company. The Company hereby represents, warrants and agrees as follows:

                 (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware.

                 (b) The Company has the corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The consummation of the transactions contemplated hereby, and all previous actions taken by the Company with respect to such transactions, have been duly and validly authorized by the Company's Board of Directors. No other corporate acts or proceedings on the part of the Company are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, or any previous actions taken by the Company with respect to such transactions, and when duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

                 (c) Neither the execution and delivery by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby, any previous actions taken by the Company with respect to such transactions, nor compliance by the Company with any provision hereof, will violate or conflict with, or result in a breach of any provision or any of the terms, conditions or provisions of, the Articles of Incorporation or the Bylaws of the Company or any other contracts, agreements or obligations of the Company or by which the Company is bound.

       Section 2.3 Representations and Warranties of Paxson. Paxson hereby represents, warrants and agrees as follows:

                 (a) Paxson is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

                 (b) Paxson has the corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The consummation of the transactions contemplated hereby, and all previous actions taken by Paxson with respect to such transactions, have been duly and validly authorized by Paxson's Board of Directors. No other corporate acts or proceedings on the part of Paxson are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, or any previous actions taken by Paxson with respect to such transactions, and when duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of Paxson, enforceable against Paxson in accordance with its terms.

                 (c) Neither the execution and delivery by Paxson of this Agreement, the consummation by Paxson of the transactions contemplated hereby, any previous actions taken by Paxson with respect to such transactions, nor compliance by Paxson with any provision hereof, will violate or conflict with, or result in a breach of any of the terms, conditions, or provisions of, the Articles of Incorporation or Bylaws of Paxson or any contracts, agreements or obligations of Paxson or by which Paxson is bound.

ARTICLE III. BOARD OF DIRECTORS.

                 (a) The Board of Directors of the Company (the "Board") shall have full discretion and authority with respect to the management, business and affairs of the Company. The Board shall have full right, power and authority in the management of the business and affairs of the Company and to do or cause to be done any and all acts deemed by the Board to be necessary or appropriate to effectuate the purposes of the Company.

                 (b) Until such time as LGP no longer holds the LGP Stock, the Board shall have three members, and LGP shall be entitled to designate two members of the Board and their replacements or successors, if any, and Paxson shall be entitled to designate one member of the Board and his replacements or successors, if any. At such time as Paxson acquires the LGP Stock pursuant to the Purchase Agreement, the Board shall have one member and Paxson shall be entitled to designate such member of the Board and his replacements or successors, if any. Each member of the Board shall have one vote. A quorum of the Board shall be deemed present for the purpose of taking any action required to be taken by the Board if there are present, in person, or by video or audio conferencing, one member of the Board designated by LGP and the member of the Board designated by Paxson. Any action taken by the Board shall be valid if approved by a majority of the Board members present at any meeting of the Board at which a quorum is present.

                 (c) LGP hereby designates Dale Leininger and Lark Hadley as its initial representatives on the Board, and Paxson hereby designates Lowell W. Paxson as its initial representative on the Board. Each Shareholder may, at its sole discretion, change its respective designee(s) to the Board by giving written notice of such change to the other Shareholder.

ARTICLE IV. OPERATIONAL PROVISIONS. While this Agreement is in effect, the following actions may be taken with respect to the Company only with the consent of each Shareholder:

                 (a) any fundamental change in the nature of the business conducted by it;

                 (b) a reorganization of its capital, a reclassification of its interests or the consolidation or merger of it with another entity;

                 (c) any sale of all or a substantial portion of its assets;

                 (d) any transaction with an affiliate (as defined in the rules under the Securities Act of 1933) of either Shareholder on terms less favorable to it than the terms available from an unrelated third party;

                 (e) entering into any contract or agreement that involves over the term of the contract or agreement an aggregate expenditure by it of $25,000 or more;

                 (f) any individual capital expenditure in excess of $25,000 or any series of related capital expenditures in excess of $50,000;

                 (g) incurring any indebtedness for money borrowed in excess of $25,000;

                 (h) settling any litigation that requires solely a cash payment by the Company in excess of $25,000 or settling any litigation that requires a remedy other than solely a cash payment if that remedy could have a material adverse effect on the Company or the Station;

                 (i) guaranteeing any obligation of any person in excess of $25,000;

                 (j) doing any act in contravention of this Agreement, the Delaware Corporation Law or the Certificate of Incorporation or By-laws of the Company;

                 (k) doing any act that would make it impossible to carry on its business except upon its dissolution and liquidation;

                 (l) confessing a judgement against it if the result thereof could have a material adverse effect on it, the Station or any Shareholder; or

                 (m) using any assets of the Station other than for its benefit.

ARTICLE V. TERMINATION. This Agreement shall terminate and all rights and obligations hereunder shall cease upon the occurrence of any of the following events:

                 (a) The consummation of the sale of the LGP Stock to Paxson pursuant to the Purchase Agreement;

               (b) The agreement in writing to terminate this Agreement executed by each Shareholder;

               (c) The voluntary or involuntary dissolution of the Company; or

               (d) This Agreement shall terminate with respect to any Shareholder upon the disposition by such Shareholder of its Common Stock in accordance with the terms of this Agreement; provided, however, that this Agreement shall survive such termination and continue to be binding upon every Shareholder which is or will become a party hereto.

ARTICLE VI. MISCELLANEOUS

       Section 6.1 Binding Effect. This Agreement shall be binding upon the parties hereto and their successors and assigns. Each of the parties to this Agreement shall execute and deliver or cause to be executed and delivered any and all documents or legal instruments necessary to carry out the provisions hereof.

         Section 6.2  Enforceability; Severability.

               (a) In the event any provision of this Agreement is found to be unenforceable or invalid, such provisions shall be severable from this Agreement to the extent that it is a provision which is not essential and the absence of which would not have prevented the parties from entering into this Agreement. The unenforceability or invalidity of a provision which has been performed shall not be grounds for invalidation of this Agreement under circumstances in which the true controversy between the parties does not involve such provision.

               (b) If any provision of this Agreement is found to be contrary to, prohibited by or deemed invalid under any applicable section of the Communications Act of 1934, as amended, or rule or regulation of the FCC, such provision shall be deemed omitted to the extent so contrary, prohibited or invalid, but the remainder of this Agreement shall not be invalidated and shall be given effect to the extent possible.

       Section 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

       Section 6.4 Modifications. This Agreement may not be modified, amended, altered or supplemented except by a written agreement or other instrument signed by the parties hereto.

       Section 6.5 Headings. Headings in this Agreement are for convenience or reference only and shall not affect the construction or interpretation of this Agreement.

         Section 6.6 Entire Agreement. This Agreement represents the only agreements and understandings between the parties hereto with respect to the subject matter hereof.

         Section 6.7 Attorneys' Fees. In the event any legal action is required by a party to this Agreement to enforce the provisions hereof against one of the other parties hereto, the prevailing party shall be entitled to recover its costs of legal action, including reasonable attorneys' fees, from the other party involved in such action.

         Section 6.8 Specific Performance. Each party hereto acknowledges that there will be no adequate remedy at law if any other party hereto fails to perform any of its obligations hereunder and that each party will be irreparably harmed by any such failure. Accordingly, each party hereto agrees that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the other party or parties under this Agreement.

         Section 6.9 Counterparts. This Agreement may be executed counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

         Section 6.10 Notices. All notices provided by this Agreement shall be in writing and shall be given by certified mail (return receipt requested), by overnight delivery, shipment prepaid, or by personal delivery, by one party to another, addressed to such other party or parties at the applicable address set forth below:

         To LGP at:

                 Leininger-Geddes Partnership
                 102 Fairmont Circle
                 Daphne, Alabama 36526
                 Attention: Dale Leininger

         with copy to:

                 Lorretta K. Tobin, Esq.
                 Brown Nietert & Kaufman, Chartered
                 1920 N Street, N.W., Suite 660
                 Washington, D.C. 20036

         The Company or Paxson, at:

                 Paxson Communications of Little Rock-42, Inc.
                 601 Clearwater Park Road
                 West Palm Beach, Florida 33401
                 Attention:  Lowell W. Paxson

         with copy to:

                 John R. Feore, Jr.
                 Dow, Lohnes & Albertson,
                 A Professional Limited Liability Company
                 1200 New Hampshire Avenue, N.W.
                 Suite 800
                 Washington, D.C. 20036

or any replacement address of which LGP, the Company or Paxson gives the other parties notice under this section.


         [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, LGP, Paxson and the Company have each caused this Agreement to be executed by a duly authorized officer thereof, as of the date first above written.

                                   The Company:

                                   CHANNEL 42 OF LITTLE ROCK, INC.

                                   By:
                                      ------------------------------------
                                          Dale Leininger
                                          President


                                   LEININGER-GEDDES PARTNERSHIP


                                   By:
                                      ------------------------------------
                                          Dale Leininger
                                          General Partner



                                   By:
                                      ------------------------------------
                                          Lark Hadley
                                          General Partner



                                   PAXSON COMMUNICATIONS
                                   OF LITTLE ROCK-42, INC.



                                   By:
                                      ------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULES

                                  SCHEDULE 5.6

                               ASSETS OF COMPANY



       Upon the consummation of the Pro Forma FCC Consent, the Company shall hold the Construction Permit.

                                  SCHEDULE 5.8

                                LIST OF EXPENSES



                                  See Attached

                    EXPENSES OF LEININGER-GEDDES PARTNERSHIP

Legitimate and prudent expenses incurred by Leininger-Geddes, Partnership in obtaining and maintaining the Construction Permit and preparing and filing the Modification Application, including incidental costs associated therewith:


                 1996

                 Legal (BN&K 5/94 thru 7/31/96)      $ 43,904.00
                 FCC Regulatory Fee                     3,957.00
                 Engineering                            3,500.00
                 FCC Filing Fees*                         505.00
                 Misc. Expenses                         6,000.00

                 1995

                 FCC Regulatory Fee                  $  3,975.00
                 FCC Filing Fees*                         505.00
                 Misc. Expenses                         5,000.00

                 1994

                 FCC Regulatory Fee                  $  3,200.00
                 FCC Filing Fees*                         505.00
                 Consultant (200 hrs./$50 per hr.)     10,000.00
                 Misc. Expenses                         4,000.00

                 1993

                 Consultant (200 hrs./$50 per hr.)   $ 10,000.00
                 FCC Filing Fees*                         505.00

                 1992

                 Consultant (200 hrs./$50 per hr.)   $ 10,000.00

                 1991

                 Consultant (300 hrs./$50 per hr.    $ 15,000.00
                 Engineering                              500.00


-------------------------

            * Such as requests for extensions, ownership reports, etc.

                                                                Expenses, Page 2


1990

Consultant (200 hrs./$50 per hr.)           $ 10,000.00

1989

Consultant (150 hrs./$50 per hr.)           $  7,500.00

1988

Consultant (150 hrs./$50 per hr.)           $  7,500.00


1987

Consultant (150 hrs./$50 per hr.)           $  7,500.00

1986

Consultant (250 hrs./$25 per hr.)           $  6,250.00

1984-1985

Estimate of all legal fees and              $100,000.00
expenses associated with filing             ===========
and prosecuting the original
application (including prehearing,
discovery, hearing, appeal to the
Review Board and appeal to the
Commission)


TOTAL                                       $259,806.00
                                            ===========

                                SCHEDULE 6.4(f)

                OPINION OF FCC COUNSEL TO SELLER AND THE COMPANY
                               (INITIAL CLOSING)

                                                                   DRAFT 8/23/96
                                SCHEDULE 6.4(f)

                               FORM OF OPINION OF
                            BROWN, NIETERT & KAUFMAN


                                 [Closing Date]


Paxson Communications of Little Rock-42, Inc.
601 Clearwater Road
West Palm Beach, FL 33401


                          Re: Stock Purchase Agreement dated as of August 21, 1996, by and among Leininger-Geddes Partnership, Channel 42 of Little Rock. Inc. and Paxson Communications of Little Rock - 42, Inc.

Gentlemen:

       We have acted as communications counsel for Leininger-Geddes Partnership, a general partnership as to which the partnership agreement calls for construction thereof under Alabama law (the "Seller"), and Channel 42 of Little Rock, Inc., a Delaware corporation (the "Company"), in connection with the transactions contemplated by the above-referenced Stock Purchase Agreement (the "Purchase Agreement"). This opinion is being delivered to you pursuant to
Section 6.4(f) of the Purchase Agreement. All capitalized terms used herein and not otherwise defined herein shall have the same meanings assigned to them in the Purchase Agreement.

       In preparing this opinion, we have examined such documents and made such investigations of law as we have considered necessary or proper to render the opinions expressed below. We have assumed without any investigation, unless we have knowledge to the contrary, (a) the genuineness of all signatures of all persons executing agreements, instruments or documents examined or relied upon by us; (b) the legal capacity of all parties executing such agreements, instruments or documents; (c) the authenticity of all documents submitted to us as originals, and the conformance to the originals of all documents submitted to us as copies; (d) the authenticity of all such originals; (e) the due execution and delivery, pursuant to due authorization, of all such agreements, instruments or documents by all parties thereto; and (f) the legal capacity of natural persons.

Paxson Communications of
  Little Rock - 42, Inc.
[Closing Date]
Page 2


       In connection with this opinion, we have examined the following documents (collectively, the "Transactions Documents"):

         (a)   the Purchase Agreement;

         (b) the Loan Agreement and the Promissory Note, Security Agreement, Borrower Pledge Agreement and Partners Pledge Agreement executed and delivered pursuant to the Loan Agreement;

         (c)   the Time Brokerage Agreement;

         (d)   the Lease Agreement;

         (e)   the Construction Agreement;

         (f)   the Shareholders Agreement; and

         (g) [list document(s) pursuant to which Seller conveys the Construction Permit to the Company].

         With respect to questions of fact material to the opinions expressed herein, except as otherwise noted, we have relied upon (a) written and oral statements of the officers of Seller and the Company, (b) the representations and warranties of Buyer, Seller and the Company in the Purchase Agreement and in the other Transaction Documents, and (C) certificates of public officials, in each case without any independent inquiry, verification or examination by us. We have assumed the authenticity and accuracy of the certifications on which we are relying and have made no independent investigations thereof.

         We have not conducted a field investigation of the assets or business of Seller or the Company and have relied on Seller's and the Company's description of their businesses. Accordingly, we express no opinion regarding matters that we would not know about without physically inspecting the assets and business operations of Seller and the Company.

         This opinion is limited to the Communications Act of 1934, as amended, and the rules, regulations and policies of the FCC, insofar as such laws apply (collectively, "Applicable Law"). We express no opinion as to any other federal law, conflicts of law rules, or the laws of any states or jurisdictions, other than as specifically indicated herein.

         Whenever a statement herein is qualified by "to the best of our knowledge," it is intended to indicate that during the course of our representation of Seller and the

Paxson Communications of
  Little Rock - 42, Inc.
[Closing Date]
Page 3


Company and based solely on upon our conversations with officers and agents of Seller and the Company in connection with (i) preparation of Schedules and Exhibits to the Transaction Documents, (ii) certificates of Seller or the Company being delivered to Buyer concurrently herewith, and (iii) reviews conducted of then publicly-available FCC files relating to the matters addressed herein, nothing has come to the attention of the attorneys in this firm who have been involved in the preparation of this opinion that would give them actual, current knowledge of the inaccuracy or incompleteness of such statement. We have not undertaken any independent investigation to determine the accuracy or completeness of such statement. No inference as to our current actual knowledge of any matters bearing on the accuracy or completeness of any such statement should be drawn from the fact of our representation of Seller or the Company. We are not responsible for any mistakes or misfiled documents in FCC files which result in any document that was supposed to be publicly available on the day of our review not in fact having been in the appropriate file. We are not aware of any mistakes or misfiled documents.

         Based upon and subject to the foregoing, and any other qualifications stated herein, we are of the opinion that:

         1. The Seller holds a permit issued by the FCC, File No. BPCT-850607KO (the "Permit"), authorizing the construction of new television station KVUT(TV), Channel 42, at Little Rock, Arkansas (the "Station"). The Permit is in full force and effect and shall expire on September 22, 1996.

         2. To the best of our knowledge based on a review of the FCC's files and records and our internal files and records, there are no notices, orders or decisions issued, or complaints, investigations, petitions, objections or proceedings, pending or threatened, by or before the FCC against Seller or the Company, other than notices, orders, decisions proceedings or investigations which affect the television broadcast industry generally.

         3. The FCC has granted its consent to the assignment of the Permit from Seller to the Company (the "FCC Consent"). To the best of our knowledge based on a review of the FCC's files and records and our internal files and records, the FCC Consent has not been reversed, stayed, enjoined, set aside, annulled or suspended and no requests have been filed for administrative or judicial review, reconsideration, appeal or stay of the FCC Consent.

Paxson Communications of
  Little Rock - 42, Inc.
[Closing Date]
Page 4


       This opinion is given as of the date hereof and we disclaim any undertaking or obligation to advise Paxson Communications of Little Rock - 42, Inc. of changes which may hereafter be brought to our attention. This opinion is rendered only to you and is solely for your benefit. Except in connection with the above transactions, this opinion may not be relied upon by you, or quoted to, relied upon by or furnished to any other person, firm, corporation or entity, including any governmental entity, or be used for any other purpose.

                                            Very truly yours,

                                            BROWN NIETERT & KAUFMAN,
                                            CHARTERED



                                           By:
                                              ------------------------------
                                                David J. Kaufman


DJK:yk

                                SCHEDULE 12.5(h)

                OPINION OF FCC COUNSEL TO SELLER AND THE COMPANY
                                (SECOND CLOSING)

                                                                   DRAFT 8/23/96
                                SCHEDULE 12.5(h)

                               FORM OF OPINION OF
                            BROWN, NIETERT & KAUFMAN

                                 [Closing Date]

Paxson Communications of Little Rock-42, Inc.
601 Clearwater Road
West Palm Beach, FL 33401

                          Re: Stock Purchase Agreement dated as of August 21, 1996, by and among Leininger-Geddes Partnership, Channel 42 of Little Rock, Inc. and Paxson Communications of Little Rock - 42, Inc.

Gentlemen:

        We have acted as communications counsel for Leininger-Geddes Partnership, a general partnership as to which the partnership agreement calls for construction thereof under Alabama law (the "Seller"), and Channel 42 of Little Rock, Inc., a Delaware corporation (the "Company"), in connection with the transactions contemplated by the above-referenced Stock Purchase Agreement (the "Purchase Agreement"). This opinion is being delivered to you pursuant to Section 12.5(h) of the Purchase Agreement. All capitalized terms used herein and not otherwise defined herein shall have the same meanings assigned to them in the Purchase Agreement.

        In preparing this opinion, we have examined such documents and made such investigations of law as we have considered necessary or proper to render the opinions expressed below. We have assumed without any investigation, unless we have knowledge to the contrary, (a) the genuineness of all signatures of all persons executing agreements, instruments or documents examined or relied upon by us; (b) the legal capacity of all parties executing such agreements, instruments or documents; (c) the authenticity of all documents submitted to us as originals, and the conformance to the originals of all documents submitted to us as copies; (d) the authenticity of all such originals; (e) the due execution and delivery, pursuant to due authorization, of all such agreements, instruments or documents by all parties thereto; and (f) the legal capacity of natural persons.

        In connection with this opinion, we have examined the following documents (collectively, the "Transactions Documents"): (a) the Purchase Agreement; and (b) [list document(s) pursuant to which Seller conveys the Option Shares to Buyer].

Paxson Communications of
  Little Rock - 42, Inc.
[Closing Date]
Page 2


       With respect to questions of fact material to the opinions expressed herein, except as otherwise noted, we have relied upon (a) written and oral statements of the officers of Seller and the Company, (b) the representations and warranties of Buyer, Seller and the Company in the Purchase Agreement and in the other Transaction Documents, and (c) certificates of public officials, in each case without any independent inquiry, verification or examination by us. We have assumed the authenticity and accuracy of the certifications on which we are relying and have made no independent investigations thereof.

       We have not conducted a field investigation of the assets or business of Seller or the Company and have relied on Seller's and the Company's description of their businesses. Accordingly, we express no opinion regarding matters that we would not know about without physically inspecting the assets and business operations of Seller and the Company.

       This opinion is limited to the Communications Act of 1934, as amended, and the rules, regulations and policies of the FCC, insofar as such laws apply (collectively, "Applicable Law"). We express no opinion as to any other federal law, conflicts of law rules, or the laws of any states or jurisdictions, other than as specifically indicated herein.

       Whenever a statement herein is qualified by "to the best of our knowledge," it is intended to indicate that during the course of our representation of Seller and the Company and based solely on upon our conversations with officers and agents of Seller and the Company in connection with (i) preparation of Schedules and Exhibits to the Transaction Documents,
(ii) certificates of Seller or the Company being delivered to Buyer concurrently herewith, and (iii) reviews conducted of then publicly-available FCC files relating to the matters addressed herein, nothing has come to the attention of the attorneys in this firm who have been involved in the preparation of this opinion that would give them actual, current knowledge of the inaccuracy or incompleteness of such statement. We have not undertaken any independent investigation to determine the accuracy or completeness of such statement. No inference as to our current actual knowledge of any matters bearing on the accuracy or completeness of any such statement should be drawn from the fact of our representation of Seller or the Company. We are not responsible for any mistakes or misfiled documents in FCC files which result in any document that was supposed to be publicly available on the day of our review not in fact having been in the appropriate file. We are not aware of any mistakes or misfiled documents.

Paxson Communications of
  Little Rock - 42, Inc.
[Closing Date)
Page 3


       Based upon and subject to the foregoing, and any other qualifications stated herein, we are of the opinion that:

       1. The Company holds a license issued by the FCC, File No.________ (the "License"), authorizing the operation of television station KVUT(TV), Channel 42, at Little Rock, Arkansas (the "Station"). The License is in full force and effect and shall expire on______________________.

       2. To the best of our knowledge based on a review of the FCC's files and records and our internal files and records, there are no notices, orders or decisions issued, or complaints, investigations, petitions, objections or proceedings, pending or threatened, by or before the FCC against Seller or the Company, other than notices, orders, decisions proceedings or investigations which affect the television broadcast industry generally.

       3. The FCC has granted its consent to the transfer of control of the License from the Company to Buyer (the "FCC Consent"). To the best of our knowledge based on a review of the FCC's files and records and our internal files and records, the FCC Consent has become a Final Order.

       This opinion is given as of the date hereof and we disclaim any undertaking or obligation to advise Paxson Communications of Little Rock - 42, Inc. of changes which may hereafter be brought to our attention. This opinion is rendered only to you and is solely for your benefit. Except in connection with the above transactions, this opinion may not be relied upon by you, or quoted to, relied upon by or furnished to any other person, firm, corporation or entity, including any governmental entity, or be used for any other purpose.

                                    Very truly yours,

                                    BROWN NIETERT & KAUFMAN,
                                    CHARTERED



                                    By:
                                       ----------------------------
                                          David J. Kaufman
DJK:yk

                                ESCROW AGREEMENT

                                  BY AND AMONG

                         LEININGER-GEDDES PARTNERSHIP,

                        CHANNEL 42 OF LITTLE ROCK, INC.,

                             PAXSON COMMUNICATIONS
                            OF LITTLE ROCK-42, INC.

                                      AND

                      FIRST UNION NATIONAL BANK OF FLORIDA

                                      FOR

                          TELEVISION STATION KVUT(TV)
                             LITTLE ROCK, ARKANSAS

                                AUGUST 21, 1996

                                ESCROW AGREEMENT

       THIS ESCROW AGREEMENT is made and entered into this 21st day of August, 1996, by and among LEININGER-GEDDES PARTNERSHIP, a general partnership formed under the laws of the State of Alabama ("Seller"); CHANNEL 42 OF LITTLE ROCK, INC., a Delaware corporation ("Company"); PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC., a Florida corporation ("Buyer"), and FIRST UNION NATIONAL BANK OF FLORIDA (hereinafter "Escrow Agent").

       WHEREAS, Buyer, Seller and the Company have entered into a Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement") which provides for the sale by Seller to Buyer of all of the issued and outstanding common stock of the Company, all on the terms and conditions set forth in the Purchase Agreement; and

       WHEREAS, the Purchase Agreement provides that Buyer shall deposit in escrow with the Escrow Agent the sum of One Hundred Thousand Dollars ($100,000) (the "Escrow Deposit") to be held and disbursed by the Escrow Agent as provided in Article 16 of the Purchase Agreement and the terms hereof;

       NOW, THEREFORE, the parties hereto agree as follows:

       1.        Appointment of Escrow Agent.

                 (a) Buyer, Seller and the Company each appoint First Union National Bank of Florida as Escrow Agent to receive, hold, administer and deliver the Escrow Deposit and all interest earned thereon (collectively, the 'Escrow Fund") in accordance with this Agreement and the Escrow Agent accepts such appointment, all subject to and upon the terms and conditions set forth in this Agreement.

                 (b) The Escrow Agent shall invest. and reinvest the Escrow Fund as directed by Buyer. Absent specific instructions from Buyer, the Escrow Agent shall invest the Escrow Fund only in U.S. government obligations maturing not more than 90 days from the date of purchase or in a money market account investing solely in U.S. government obligations.

       2. General Intention. Buyer herewith deposits the Escrow Deposit with the Escrow Agent and the Escrow Agent acknowledges such deposit and shall notify Seller of the same by forwarding a Notice substantially in the form of
Exhibit 1 hereto to Seller in accordance with Section 8 below. The Escrow Agent shall dispose of the Escrow Fund in accordance with the express provisions of this Agreement and, except as required by the terms and conditions of Section 3 of this Agreement, shall not make, be required to make or be liable in any manner for its failure to make, any determination under the Purchase Agreement or any other agreement, including, without limitation, any determination of whether Buyer, Seller or the Company, have complied with the terms of the Purchase Agreement or are entitled to delivery of the Escrow Fund or to any other right or remedy thereunder.

         3 .     Release of Escrow Fund. The Escrow Agent shall release the
Escrow Fund as provided in this Section 3:

                 (a) If the Escrow Agent receives a written notice signed by Seller and the Company stating that Seller and the Company are entitled to any portion of the Escrow Fund and certifying that a copy of the notice has been delivered to Buyer in a manner specified in Section 8, the Escrow Agent shall deliver a copy thereof to Buyer in a manner specified in Section 8 and, unless the Escrow Agent receives a written objection from Buyer within ten business days after the date of delivery of the notice to Buyer by the Escrow Agent as provided in Section 8, the Escrow Agent shall deliver to Seller and the Company the portion of the Escrow Fund claimed by Seller and the Company. If the Escrow Agent receives a written objection from Buyer, the Escrow Agent shall continue to hold the Escrow Fund until it has received written instructions signed by Seller, the Company and Buyer or a final, nonappealable order of a court of competent jurisdiction directing delivery of the Escrow Fund, in which case the Escrow Agent shall deliver the Escrow Fund in accordance with the instructions or order.

                 (b) If the Escrow Agent receives a written notice signed by Buyer stating that Buyer is entitled to any portion of the Escrow Fund and certifying that a copy of the notice has been delivered to Seller and the Company in a manner specified in Section 8, the Escrow Agent shall deliver a copy thereof to Seller and the Company in a manner specified in Section 8 and, unless the Escrow Agent receives a written objection from Seller and the Company within ten business days after the date of delivery of the notice to Seller and the Company as provided in Section 8, the Escrow Agent shall deliver to Buyer the portion of the Escrow Fund claimed by Buyer. If the Escrow Agent receives a written objection from Seller and the Company, the Escrow Agent shall continue to hold the Escrow Fund until it has received written instructions signed by Seller, the Company and Buyer or a final, nonappealable order of a court of competent jurisdiction directing delivery of the Escrow Fund, in which case the Escrow Agent shall deliver the Escrow Fund in accordance with the instructions or order.

         4. Court Order or Joint Instructions. Notwithstanding anything to the contrary in this Agreement:

                 (a) The Escrow Agent may deposit the Escrow Fund with the clerk of any court of competent jurisdiction upon commencement of an action in the nature of interpleader or in the course of any court proceedings involving the disbursement of the Escrow Fund. If at any time the Escrow Agent receives a final, non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund, the Escrow Agent shall comply with the order or instructions.

                 (b) The Escrow Agent shall comply with written instructions signed by Seller, the Company and Buyer directing the delivery of the Escrow Fund. In this situation, the Escrow Agent's actions shall not be governed by any notice provisions or other objection period mechanisms provided for in Section 3 above.

                 (c) Upon any delivery or deposit of the entire Escrow Fund as provided in this Section 4, the Escrow Agent shall and will thereupon be released and discharged from any and all further obligations arising in connection with this Agreement without further documents or action by Buyer, Seller or the Company.

         5. Partial Release of Escrow Fund. If the Escrow Agent disburses less than all of the Escrow Fund pursuant to any demand, court order, or joint instructions in accordance with this Agreement, that portion of the Escrow Fund not disbursed shall continue to be held in escrow by the Escrow Agent subject to the terms of this Agreement.

         6.      Escrow Agent.

                 (a) The Escrow Agent shall not be liable under this Agreement except for its own gross negligence or willful misconduct. Except with respect to gross negligence or willful misconduct that is successfully asserted against the Escrow Agent, Buyer, Seller and the Company jointly and severally shall indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of or in connection with this Agreement.

                 (b) This Agreement expressly sets forth all of the duties of the Escrow Agent with respect to any and all matters pertinent to this Agreement. In performing its duties hereunder, the Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice instrument or other writing delivered to it under this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that any person signing such instrument or purporting to give any notice hereunder has been duly authorized to do so.

                 (c) The Escrow Agent may act in good faith pursuant to the advice of counsel with respect to any matter relating to this Agreement, including without limitation, any determination that a court order is final and non-appealable.

                 (d) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving written notice in a manner specified in Section 8 to Buyer,

Seller and the Company of such resignation, specifying a date when such resignation shall take effect, which date shall not be less than ten (10) business days from the date of such notice. In such case, Buyer, Seller and the Company shall mutually agree upon the selection of a successor Escrow Agent hereunder.

         7. Termination. This Agreement shall be terminated (a) upon the disbursement or release in accordance with this Agreement of the entire Escrow Fund, including the deposit of the Escrow Fund with the clerk of any court of competent jurisdiction in accordance with Section 4 or (b) by written consent signed by all parties. This Agreement shall not otherwise be terminated.

         8. Notices. All notices, requests, demands or other communications herein required to permitted to be given shall be (a) in writing, (b) delivered by personal delivery or sent by commercial delivery service or by registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) be addressed as follows:

If to Company and Seller:        Channel 42 of Little Rock, Inc.
                                 102 Fairmont Circle
                                 Daphne, AL 36526
                                 Attention: Dale Leininger

                                         and

                                 Leininger-Geddes Partnership
                                 102 Fairmont Circle
                                 Daphne, AL 36526
                                 Attention:  Dale Leininger

With a copy to                   Loretta K. Tobin, Esq.
                                 Brown Nietert & Kaufman, Chartered
                                 1920 N Street, N.W., Suite 660
                                 Washington, D.C. 20036

If to Buyer:                     Paxson Communications of Little Rock-42, Inc.
                                 601 Clearwater Park Road
                                 West Palm Beach, FL 33401
                                 Attention:  Lowell W. Paxson

With a copy to:                  John R. Feore, Jr., Esq.
                                 Dow, Lohnes & Albertson,
                                 A Professional Limited Liability Company
                                 1200 New Hampshire Avenue, N.W.
                                 Suite 800
                                 Washington, D.C. 20036

To Escrow Agent:                First Union National Bank of Florida
                                 Corporate Trust Department FL0122
                                 225 Water Street, Third Floor
                                 Jacksonville, FL 32202
                                 Attention:  Richard Hann

       9. Escrow Fees. Buyer and Seller shall each pay for or reimburse the Escrow Agent upon request for one-half of all reasonable expenses, including reasonable attorneys' fees, incurred by it in the performance of its duties under this Agreement. The fees currently payable to the Escrow Agent for the services to be rendered by the Escrow Agent under this Agreement consist of an annual fee in the amount of $2,000. Buyer and Seller agree that (a) Buyer shall be responsible for the portion of the Escrow Agent fees equal to the interest earned on the Escrow Deposit and (b) Buyer and Seller shall each be responsible for one-half of the amount of the Escrow Agent fees in excess of the amount of such interest.

       10. Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may voluntarily or involuntarily assign its interests under this Agreement without the prior written consent of the other parties hereto.

       11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

       12. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

       13. Entire Agreement. This Agreement contains all the terms agreed upon by the parties with respect to the subject matter hereof.

       14. Amendments. Except as provided in Section 7, this Agreement may only be modified or terminated by a writing signed by all the parties hereto, and no waiver hereunder shall be effective unless embodied in a writing signed by the party to be charged.

       15. Tax Reporting. For tax reporting purposes, all interest earned on the Escrow Fund shall be deemed to be for the account of Buyer.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Agreement as of the date first above written.


                                           CHANNEL 42 OF LITTLE ROCK, INC.


                                           By:  /s/ Dale Leininger
                                              ----------------------------
                                                   Dale Leininger
                                                   President


                                           LEININGER-GEDDES PARTNERSHIP


                                           By:  /s/ Dale Leininger
                                              ----------------------------
                                                   Dale Leininger
                                                   General Partnership


                                           By:  /s/ Lark Hadley
                                              ----------------------------
                                                   Lark Hadley
                                                   General Partner




                                           PAXSON COMMUNICATIONS OF
                                           LITTLE ROCK-42, INC.


                                           By:  /s/ James B. Bocock
                                              ----------------------------
                                                   Name:  James B. Bocock
                                                   Title: President



                                           FIRST UNION NATIONAL BANK
                                           OF FLORIDA



                                           By:
                                              ----------------------------
                                                   Name:
                                                   Title:

                                                                       EXHIBIT 1

                        VERIFICATION OF THE ESCROW AGENT

                    ESCROW AGREEMENT IN CONNECTION WITH THE
                PAXSON/LEININGER-GEDDES STOCK PURCHASE AGREEMENT

       The Escrow Agent hereby verifies that One Hundred Thousand Dollars ($100,000.00) in cash has been deposited into the Escrow Account created pursuant to the August _, 1996 Escrow Agreement among the parties.

Representative of

FIRST UNION NATIONAL BANK OF FLORIDA


By:                                    , As Escrow Agent
    -----------------------------------
    Name:
    Title:


City of
       --------------  )
                       )  ss.
State of Florida       )

          Before me, the undersigned, on this day personally appeared__________ ___________________, and acknowledged to me to be the person whose name is subscribed to the foregoing Verification and to be an authorized representative of First Union National Bank of Florida, and that he/she executed said Verification for the purpose therein expressed.

          Given under my hand and seal this ____ day of ____________1996.



                                        --------------------------------
                                           Notary Public          [SEAL]

                                        My commission expires:
                                                              ----------

                                                                  EXHIBIT 10.130


================================================================================


                            TIME BROKERAGE AGREEMENT

                                 BY AND BETWEEN

                         CHANNEL 42 OF LITTLE ROCK, INC.

                                       AND

                              PAXSON COMMUNICATIONS
                             OF LITTLE ROCK-42, INC.

                                       FOR

                           TELEVISION STATION KVUT(TV)
                              LITTLE ROCK, ARKANSAS

                                 AUGUST 21, 1996


================================================================================

                                TABLE OF CONTENTS


                                                                  Page
                                                                  ----


SECTION 1. LEASE OF STATION AIR TIME
       1.1  Representations .................................     1
       1.2  Effective Date; Term ............................     2
       1.3  Scope ...........................................     2
       1.4  Option to Renew .................................     2
       1.5  Consideration ...................................     2
       1.6  Company Operation of Station ....................     2
       1.7  Company Representations and Warranties ..........     3
       1.8  Programmer Responsibility .......................     4
       1.9  Contracts .......................................     4
       1.10 Must Carry ......................................     4

SECTION 2. STATION OBLIGATIONS TO ITS COMMUNITY OF LICENSE...     4
       2.1  Company Authority ...............................     4
       2.2  Additional Company Obligations ..................     4
       2.3  Responsibility for Employees and Expenses .......     5

SECTION 3.  STATION PROGRAMMING POLICIES.....................     5
       3.1  Broadcast Station Programming Policy Statement ..     5
       3.2  Company Control of Programming ..................     6
       3.3  Programmer Compliance with Copyright Act ........     6
       3.4  Sales ...........................................     6
       3.5  Children's Television Advertising ...............     6
       3.6  Payola ..........................................     6
       3.7  Cooperation on Programming ......................     7
       3.8  Staffing Requirements ...........................     7

SECTION 4. INDEMNIFICATION...................................     7
       4.1  Programmer's Indemnification ....................     7
       4.2  Company's Indemnification .......................     8
       4.3  Limitation ......................................     8
       4.4  Time Brokerage Challenge ........................     8

SECTION 5. ACCESS TO PROGRAMMER MATERIALS AND CORRESPONDENCE.     8
       5.1  Confidential Review .............................     8
       5.2  Political Advertising ...........................     8

SECTION 6. TERMINATION AND REMEDIES UPON DEFAULT.............     9
       6.1  Termination .....................................     9
       6.3  Force Majeure  ..................................    10
       6.4  Other Agreements ................................    10

SECTION 7. MISCELLANEOUS ....................................    11
       7.1  Assignment ......................................    11
       7.2  Call Letters ....................................    11
       7.3  Counterparts ....................................    11
       7.4  Entire Agreement ................................    11
       7.5  Taxes ...........................................    11
       7.6  Headings ........................................    11
       7.7  Governing Law ...................................    12
       7.8  Notices .........................................    12
       7.9  Severability ....................................    12
       7.10 Arbitration .....................................    13
       7.11 No Joint Venture ................................    13

                            TIME BROKERAGE AGREEMENT

         THE BROKERAGE AGREEMENT, made this 21st day of August, 1996, by and between Channel 42 of Little Rock, Inc., a Delaware corporation (the "Company"), and Paxson Communications of Little Rock-42, Inc., a Florida corporation (the "Programmer").

         WHEREAS, the Company is the proposed assignee of a construction permit, File No. BPCT-850607KO, issued by the Federal Communications Commission ("FCC") for new television station KVUT(TV), Channel 42, Little Rock, Arkansas (the "Station"), which construction permit is held by Leininger-Geddes Partnership, the assignor and sole stockholder of the Company;

         WHEREAS, the Company, Programmer and Leininger-Geddes Partnership, a general partnership formed under the laws of the State of Alabama, have entered into a Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement");

         WHEREAS, the Purchase Agreement provides that the Company and Programmer shall enter into this Time Brokerage Agreement, pursuant to which Programmer shall provide programming for the Station that is in conformity with Station policies and procedures, FCC policies for time brokerage arrangements, and the provisions hereof, upon completion of construction of the Station and commencement of broadcast operations pursuant to program test authority ("PTA");

         WHEREAS, Programmer agrees to use the Station to broadcast such programming of its selection that is in conformity with all rules, regulations and policies of the FCC, subject to the Company's full authority to manage and control the operation of the Station; and

         WHEREAS, Programmer and the Company agree to cooperate to make this Time Brokerage Agreement work to the benefit of the public and both parties and as contemplated in this Agreement.

         NOW, THEREFORE, in consideration of the above recitals and mutual promises and covenants contained herein, the parties, intending to be legally bound, agree as follows:

SECTION 1. LEASE OF STATION AIR THE

         1.1 Representations. Both the Company and Programmer represent that they are legally qualified, empowered and able to enter into this Agreement and that the execution, delivery, and performance hereof shall not constitute a breach or violation of any material agreement, contract or other obligation to which either party is subject or by which it is bound.

         1.2 Effective Date: Term. The effective date of this Agreement shall be the date hereof, and this Agreement shall continue in force for an initial term of five (5) years (the "Initial Term") from that date unless otherwise extended or terminated as set forth below; provided, however, that this Agreement shall terminate automatically upon the consummation of the transactions contemplated to occur at the Second Closing under the Purchase Agreement.

         1.3 Scope. During the term of this Agreement and any renewal thereof as set forth in Section 1.4 below, the Company shall make available to Programmer broadcast time upon the Station as set forth in this Agreement. Programmer shall deliver such programming, at its expense, to the Station's transmitter facilities or other authorized remote control points as reasonably designated by the Company. Subject to the Company's reasonable approval, as set forth in this Agreement, Programmer shall provide programming of Programmer's selection, complete with commercial matter, news, public service announcements and other suitable programming, to the Company up to one hundred sixty-two hours per week. Notwithstanding the foregoing, the Company may designate such additional time as it may require without any adjustment of the monthly consideration to be paid to the Company under Section 1.5 for the broadcast of programming necessary for the Station to broadcast news, public affairs, children's, religious and non-entertainment programming as required by the FCC. All program time not reserved by or designated for the Company shall be available for use by Programmer and no other party. Programmer may, at its option, produce the programming (including commercial announcements and related production activities) to be provided pursuant to this Agreement from Programmer's existing studio and production facilities.

         1.4 Option to Renew. Subject to the termination provisions of Section 6 hereof, and if the transactions contemplated to occur at the Second Closing under the Purchase Agreement have not been consummated prior to the expiration of the Initial Term set forth in Section 1.2 above, this Agreement may be renewed for an additional term as mutually agreed upon by the Company and the Programmer.

         1.5 Consideration. As consideration for the air time made available hereunder, Programmer shall make payments to the Company as set forth in Attachment I.

         1.6 Company Operation of Station. The Company will have full authority, power and control over the management and operations of the Station during the term of this Agreement and during any renewal of such term. The Company will bear all responsibility for Station's compliance with all applicable provisions of the Communications Act of 1934, as amended (the "Act"), the rules, regulations and policies of the FCC and all other applicable laws. The Company shall be solely responsible for and pay in a timely manner all operating costs of the Station, including but not limited to maintenance of the studio and transmitting facility and costs of electricity, except that Programmer shall be responsible for the costs of its programming as provided in Sections 1.8 and 2.3 hereof The Company shall employ at its expense management level and other employees consisting of a General Manager and such operational and other personnel as outlined in the budget previously provided to Programmer, who will direct the day-to-day operations of the Station, and who will report to and be accountable to the Company. The Company shall be responsible for the salaries, taxes, insurance and related costs for all personnel employed by the Station and shall maintain insurance satisfactory to Programmer covering the Station's transmission facilities. During the term of the Agreement and any renewal hereof, Programmer agrees to perform, without charge, routine monitoring of the Station's transmitter performance and tower lighting by remote control, if and when requested by the Company.


         1.7 Company Representations and Warranties. The Company represents and warrants as follows:

              (a) The Company owns and holds or will hold all permits and other authorizations necessary for the construction or operation of the Station, and such permits and other authorizations are and will be in full force and effect throughout the term of this Agreement. There is not now pending, or to the Company's best knowledge, threatened, any action by the FCC or by any other party to revoke, cancel, suspend, refuse to renew or modify adversely any of such licenses, permits or authorizations. The Company is not in material violation of any statute, ordinance, rule, regulation, policy, order or decree of any federal, state or local entity, court or authority having jurisdiction over it or the Station, which would have an adverse effect upon the Company, the Station or upon the Company's ability to perform this Agreement. The Company shall not take any action or omit to take any action which would have an adverse impact upon the Company, the Station or upon the Company's ability to perform this Agreement. All reports and applications required to be filed with the FCC or, to the Company's best knowledge, any other governmental body have been, and during the course of the term of this Agreement or any renewal thereof, will be filed in a timely and complete manner. During the term of this Agreement and any renewal thereof, the Company shall not dispose of, transfer, assign or pledge any of the Company's assets and properties except with the prior written consent of the Programmer, if such action would adversely affect the Company's performance hereunder or the business and operations of the Company or the Station permitted hereby.

              (b) The Company shall pay, in a timely fashion, all of the expenses incurred in operating the Station including salaries and benefits of its employees, lease payments, utilities, taxes, programming expenses, etc., as set forth in Attachment II (except those for which a good faith dispute has been raised with the vendor or taxing authority), and shall provide Programmer with a certificate of such timely payment, in a form substantially the same as Attachment VI, within thirty (30) days of the end of each month.

         1.8 Programmer Responsibility. Programmer shall be solely responsible for any expenses incurred in the origination and/or delivery of programming from any remote location and for any publicity or promotional expenses incurred by Programmer, including, without limitation, ASCAP and BMI music license fees for all programming provided by Programmer. Such payments by Programmer shall be in addition to any other payments to be made by Programmer under this Agreement.

         1.9 Contracts. Programmer shall not enter into any third-party contracts, leases or agreements which will bind the Company in any way, except with the Company's prior written approval.

         1.10 Must Carry. Programmer shall have a reasonable opportunity to consult with the Company concerning the Company's decision to elect must carry or retransmission consent for the Station with respect to cable television systems located in the Little Rock ADI, and the Company shall not make any such election without Programmer's approval.

SECTION 2. STATION OBLIGATIONS TO ITS COMMUNITY OF LICENSE

         2.1 Company Authority. Notwithstanding any other provision of this Agreement, Programmer recognizes that the Company has certain obligations to broadcast programming to meet the needs and interests of viewers in Little Rock, Arkansas, the Station's service area, and the educational and informational needs of children. From time to time, the Company shall air specific programming on issues of importance to the local community and educational and informational programming for children. Nothing in this Agreement shall abrogate the unrestricted authority of the Company to discharge its obligations to the public and to comply with the Act and the rules and policies of the FCC.

         2.2 Additional Company Obligations. Although both parties shall cooperate in the broadcast of emergency information over the Station, the Company shall also retain the right to interrupt Programmer's programming in case of an emergency or for programming which, in the good faith judgment of the Company, is of greater local or national public importance. The Company shall also coordinate with Programmer the Station's hourly station identification and any other announcements required to be aired by FCC rules. The Company shall continue to maintain a main studio, as that term is defined by the FCC, within the Station's principal community contour, shall maintain its local public inspection file in accordance with FCC rules, regulations and policies, and shall prepare and place in such inspection file or files in a timely manner all material required by Section 73.3526 of the FCC's Rules, including without limitation the Station's quarterly issues and program lists; information concerning the broadcast of children's educational and informational programming; and documentation of compliance with commercial limits applicable to certain children's television programming. Programmer shall, upon request by the Company, provide the Company with such information concerning Programmer's programs and advertising as is necessary to assist the Company in the preparation of such information. The Company shall also maintain the station logs, receive and respond to telephone inquiries, and control and oversee any remote control point which may be established for the Station.

         2.3 Responsibility for Employees and Expenses, Programmer shall employ and be solely responsible for the salaries, taxes, insurance and related costs for all personnel used in the production of its programming (including, but not limited to, salespeople, technical staff, traffic personnel, board operators and programming staff). The Company will provide and be responsible for the Station personnel necessary for the broadcast transmission of its own programs (including, without limitation, the Station's General Manager and such operational and other personnel as may be necessary or appropriate), and will be responsible for the salaries, taxes, benefits, insurance and related costs for all the Company's employees used in the broadcast transmission of its programs and necessary to other aspects of Station operation. Whenever on the Station's premises, all personnel shall be subject to the overall supervision of the Company's General Manager.

SECTION 3. STATION PROGRAMMING POLICIES

         3.1 Broadcast Station Programming Policy Statement. The Company has adopted and will enforce a Broadcast Station Programming Policy Statement (the "Policy Statement"), a copy of which appears as Attachment III hereto and which may be amended in a reasonable manner from time to time by the Company upon notice to Programmer. Programmer agrees and covenants to comply in all material respects with the Policy Statement, all rules and regulations of the FCC, and all changes subsequently made by the Company or the FCC. Programmer shall furnish or cause to be furnished the artistic personnel and material for the programs as provided by this Agreement and all programs shall be prepared and presented in conformity with the rules, regulations and policies of the FCC and with the Policy Statement set forth in Attachment III hereto. All advertising spots and promotional material or announcements shall comply with applicable federal, state and local regulations and policies and shall be produced in accordance with quality standards established by Programmer. If the Company determines that a program supplied by Programmer is for any reason, within the Company's sole discretion, unsatisfactory or unsuitable or contrary to the public interest, or does not comply with the Policy Statement it may, upon prior written notice to Programmer (to the extent time permits such notice), suspend or cancel such program without liability to Programmer. The Company will use reasonable efforts to provide such written notice to Programmer prior to the suspension or cancellation of such program.

         3.2 Company Control of Programming. Programmer recognizes that the Company has full authority to control the operation of the Station. The parties agree that the Company's authority includes but is not limited to the right to reject or refuse such portions of the Programmer's programming which the Company believes to be unsatisfactory, unsuitable or contrary to the public interest. Programmer shall have the right to change the programming supplied to the Company and shall give the Company at least twenty-four (24) hours notice of substantial and material changes in such programming.

         3.3 Programmer Compliance with Copyright Act. Programmer represents and warrants to the Company that Programmer has full authority to broadcast its programming on the Station, and that Programmer shall not broadcast any material in violation of the Copyright Act. All music supplied by Programmer shall be:
(i) licensed by ASCAP, SESAC or BMI; (ii) in the public domain; or (iii) cleared at the source by Programmer. The Company will maintain ASCAP, BMI and SESAC licenses as necessary. The right to use the programming and to authorize its use in any manner shall be and remain vested in Programmer.

         3.4 Sales. Programmer shall retain all of the Station's network compensation revenues, any revenues received from any network or program supplier with respect to affiliation or use of programming by Programmer, any retransmission consent revenues and all revenues from the sale of advertising time within the programming it provides to the Company. Programmer shall be responsible for payment of the commissions due to any national sales representative engaged by it for the purpose of selling national advertising which is carried during the programming it provides to the Company. Unless otherwise agreed between the parties, the Company shall retain all revenues from the sale of Station's advertising during the hours each week in which the Company airs its own programming pursuant to Section 1.3 hereof.

         3.5 Children's Television Advertising. Programmer agrees that it will not broadcast advertising within programs originally designed for children aged 12 years and under in excess of the amounts permitted under applicable FCC rules, and will take all steps necessary to pre-screen children's programming broadcast during the hours it is providing such programming, to establish that Advertising is not being broadcast in excess of the applicable FCC rules and to prevent host selling and program-length commercials.

         3.6 Payola. Programmer agrees that it will not accept any consideration, compensation, gift or gratuity of any kind whatsoever, regardless of its value or form, including, but not limited to, a commission, discount, bonus, material, supplies or other merchandise, services or labor (collectively "Consideration"), whether or not pursuant to written contracts or agreements between Programmer and merchants or advertisers, unless the payer is identified in the program for which Consideration was provided as having paid for or furnished such

Consideration, in accordance with the Act and FCC requirements. Programmer agrees to annually, or more frequently at the request of the Company, execute and provide the Company with a Payola Affidavit from each of its employees involved with the Station substantially in the form attached hereto as Attachment IV.

         3.7 Cooperation on Programming. Programmer and the Company mutually acknowledge their interest in ensuring that the Station serves the needs and interests of viewers in Little Rock and the surrounding service area and agree to cooperate to provide such service. The Company shall, on a regular basis, assess the issues of concern to residents of Little Rock and the surrounding area and address those issues in its public service programming. Programmer, in cooperation with the Company, will endeavor to ensure that programming responsive to the needs and interests of the community of license and surrounding area is broadcast, in compliance with applicable FCC requirements. The Company will describe those issues and the programming that is broadcast in response to those issues and place issues/programs lists in the Station's public inspection file as required by FCC rules. Further, the Company may request, and Programmer shall provide, information concerning such of Programmer's programs as are responsive to community issues so as to assist the Company in the satisfaction of its public service programming obligations. The Company shall also evaluate the local need for children's educational and informational programming and shall inform Programmer of its conclusions in that regard. The Company, in cooperation with Programmer, will ensure that educational and informational programming for children is broadcast over the Station in compliance with applicable FCC requirements. Programmer shall also provide the Company, upon request, such other information necessary to enable the Company to prepare records and reports required by the Commission or other local, state or federal government entities.

         3.8 Staffing Requirements. The Company will be in full compliance with the main studio staff requirements as specified by the FCC.

SECTION 4. INDEMNIFICATION

         4.1 Programmer's Indemnification. Programmer shall indemnify and hold harmless the Company from and against any and all claims, losses, costs, liabilities, damages, forfeitures and expenses (including reasonable legal fees and other expenses incidental thereto) of every kind, nature and description (collectively, "Damages") resulting from (i) Programmer's breach of any representation, warranty, covenant or agreement contained in this Agreement, or
(ii) any action taken by Programmer or its employees and agents with respect to the Station, or any failure by Programmer or its employees and agents to take any action with respect to the Station, including, without limitation, Damages relating to violations of the Act or any rule, regulation or policy of the FCC, slander, defamation or other claims relating to programming provided by Programmer and Programmer's broadcast and sale of advertising time on the Station.

         4.2 Company's Indemnification. The Company shall indemnify and hold harmless Programmer from and against any and all claims, losses, consents, liabilities, damages, FCC forfeitures and expenses (including reasonable legal fees and other expenses incidental thereto) of every kind, nature and description, arising out of the Company's operations and broadcasts, except broadcasts of Programmer's programming and advertising, to the extent permitted by law, and any action taken by the Company or its employees and agents with respect permitted to the Station, or any failure by the Company or its employees and agents to take any action with respect to the Station.

         4.3 Limitation. Neither the Company nor Programmer shall be entitled to indemnification pursuant to this section unless such claim for indemnification is asserted in writing delivered to the other party.

         4.4 Time Brokerage Challenge. If this Agreement is challenged at the FCC, whether or not in connection with the Station's license renewal application, counsel for the Company and counsel for the Programmer shall jointly defend the Agreement and the parties' performance thereunder throughout all FCC proceedings at the sole expense of the Programmer. If portions of this Agreement do not receive the approval of the FCC Staff, then the parties shall reform the Agreement as necessary to satisfy the FCC Staff s concerns or, at Programmer's option and expense, seek reversal of the Staff's decision and approval from the full Commission or a court of law.

SECTION 5. ACCESS TO PROGRAMMER MATERIALS AND CORRESPONDENCE

         5.1 Confidential Review. Prior to the commencement of any programming by Programmer under this Agreement, Programmer shall acquaint the Company with the nature and type of the programming to be provided. The Company shall be entitled to review at its discretion from time to time on a confidential basis any of Programmer's programming material it may reasonably request. Programmer shall promptly provide the Company with copies of all correspondence and complaints received from the public (including any telephone logs of complaints called in), and copies of all program logs and promotional materials. However, nothing in this section shall entitle the Company to review the internal corporate or financial records of the Programmer.

         5.2 Political Advertising. Programmer shall cooperate with the Company to assist the Company in complying with all rules of the FCC regarding political broadcasting. The Company shall promptly supply to Programmer, and Programmer shall promptly supply to the

Company, such information, including all inquiries concerning the broadcast of political advertising, as may be necessary to comply with FCC rules and policies, including the lowest unit rate, equal opportunities, reasonable access, political file and related requirements of federal law. The Company, in consultation with Programmer, shall develop a statement which discloses its political broadcasting policies to political candidates, and Programmer shall follow those policies and rates in the sale of political programming and advertising. In the event that Programmer fails to satisfy the political broadcasting requirements under the Act and the rules and regulations of the FCC and such failure inhibits the Company in its compliance with the political broadcasting requirements of the FCC, then for the extent reasonably necessary to assure such compliance, Programmer shall, at the Company's discretion, either provide rebates to political advertisers or release broadcast time and/or advertising availabilities to the Company at no cost to the Company.

SECTION 6. TERMINATION AND REMEDIES UPON DEFAULT

         6.1 Termination. In addition to such other remedies as may be available at law or equity, this Agreement may be terminated as set forth below by either the Company or Programmer by written notice to the other if the party seeking to terminate is not then in material default or breach hereof, upon the occurrence of any of the following:

              (a) if, subject to the provisions of Section 7.9, this Agreement is declared invalid or illegal in whole or substantial part by an order or decree of an administrative agency or court of competent jurisdiction and such order or decree has become final and no longer subject to further administrative or judicial review;

              (b) if the other party is in material breach of its obligations hereunder and has failed to cure such breach within thirty (30) days of notice from the non-breaching party;

              (c) with the mutual consent of both parties;

              (d) if there has been a material change in FCC rules, policies or precedent that would cause this Agreement to be in violation thereof and such change is in effect and not the subject of an appeal or further administrative review and this Agreement cannot be reformed pursuant to Section 7.9, in a manner acceptable to Programmer and the Company, to remove and/or eliminate the violation;

              (e) by either party upon six months written notice to the other party; or

              (f) at Programmer's election, upon six months' written notice to the Company following an Event of Default (as defined in the Loan Agreement dated as of August __, 1996, between Programmer and Leininger-Geddes Partnership); or

              (g) upon consummation of the transactions contemplated to occur at the Second Closing as that term is defined in the Purchase Agreement.

         6.2 Termination Requirements and Procedures.

              (a) Programmer may terminate this Agreement pursuant to Section 6.1(e) hereof only if it pays the Company an amount equal to six times the monthly compensation due for the month preceding the notice of termination by Programmer pursuant to Attachment I.

              (b) The Company may terminate this Agreement pursuant to Section 6.1(e) hereof only if it pays Programmer Liquidated Damages, as such term is defined in Attachment V hereto.

              (c) During any period prior to the effective date of any termination of this Agreement, Programmer and the Company agree to cooperate in good faith to ensure that Station operations will continue, to the extent possible, in accordance with the terms of this Agreement and that the termination of this Agreement is effected in a manner that will minimize, to the extent possible, the resulting disruption of the Station's ongoing operations.

         6.3 Force Majeure. Any failure or impairment of the Station's facilities or any delay or interruption in the broadcast of programs, or failure at any time to furnish facilities, in whole or in part, for broadcast, due to Acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods and any other cause not reasonably within the control of the Company, or for power reductions necessitated for maintenance of the Station or for maintenance of other stations located on the tower from which the Station will be broadcasting, shall not constitute a breach of this Agreement and the Company will not be liable to Programmer for reimbursement or reduction of the consideration owed to the Company.

         6.4 Other Agreements. During the term of this Agreement or any renewal hereof, neither the Company nor Programmer will enter into any other agreement with any third party that would conflict with or result in a material breach of this Agreement by the contracting party.

SECTION 7. MISCELLANEOUS

         7.1 Assignment.

              (a) Neither this Agreement nor any of the rights, interests or obligations of either party hereunder shall be assigned, encumbered, hypothecated or otherwise transferred without the prior written consent of the other party, such consent not to be unreasonably withheld. Notwithstanding the foregoing, Programmer shall have the right, upon prior notice to the Company, to assign its rights and interests hereunder to its lenders as collateral security for Programmer's obligations to such lenders.

              (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         7.2 Call Letters. Upon request of Programmer, subject to the consent of the Company, the Company shall apply to the FCC for authority to change the call letters of the Station (with the consent of the FCC) to such call letters that Programmer shall reasonably designate. The Company shall coordinate with Programmer any proposed changes to the call letters of the Station before taking any action to change such letters.

         7.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

         7.4 Entire Agreement. This Agreement and the Attachments hereto embody the entire agreement and understanding of the parties relating to the operation of the Station. No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by the parties.

         7.5 Taxes. The Company and Programmer shall each pay its own ad valorem taxes, if any, which may be assessed on such party's respective personal property for the periods that such items are owned by such party. Programmer shall pay all taxes, if any, to which the consideration specified in Section 1.5 herein is subject provided that the Company is responsible for payment of its own income taxes.

         7.6 Headings. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

         7.7 Governing Law. The obligations of the Company and Programmer are subject to applicable federal, state and local law, rules and regulations, including, but not limited to, the Act and the Rules and Regulations of the FCC. The construction and performance of the Agreement will be governed by the laws of the State of Florida.

         7.8 Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, (ii) sent by telecopy (with receipt personally confirmed by telephone), delivered by personal delivery, or sent by commercial delivery service or certified mail, return receipt requested, (iii) deemed to have been given on the date telecopied with receipt confirmed, the date of personal delivery, or the date set forth in the records of the delivery service or on the return receipt, and (iv) addressed as follows:

              To Programmer:       Paxson Communications of Little Rock-42, Inc.
                                   601 Clearwater Park Road
                                   West Palm Beach, FL 33401
                                   Attention:  Lowell W. Paxson
                                   Telecopy:   (407) 659-4252
                                   Telephone:  (407) 659-4122

              To the Company:      Channel 42 of Little Rock, Inc.
                                   102 Fairmont Circle
                                   Daphne, AL 36526
                                   Attention:   Dale Leininger
                                   Telecopy:    (334) 621-6666
                                   Telephone:   (334) 626-3339

or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 7.8.

         7.9 Severability. If any provision of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. In the event that the FCC alters or modifies its rules or policies in a fashion which would raise substantial and material question as to the validity of any provision of this Agreement, the parties hereto shall negotiate in good faith to revise any such provision of this Agreement with a view toward assuring compliance with all then existing FCC rules and policies which may be applicable, while attempting to preserve, as closely as possible, the intent of the parties as embodied in the provision of this Agreement which is to be so modified.

         7.10 Arbitration. Any dispute arising out of or related to this Agreement that the Company and Programmer are unable to resolve by themselves shall be settled by arbitration in Washington, D.C. by a panel of three arbitrators. The Company and Programmer shall each designate one disinterested arbitrator and the two arbitrators designated shall select the third arbitrator. The persons selected as arbitrators need not be professional arbitrators, and persons such as lawyers, accountants and bankers shall be acceptable. Before undertaking to resolve a dispute, each arbitrator shall be duly sworn faithfully and fairly to hear and examine the matters in controversy and to make a just award according to the best of his or her understanding. The arbitration hearing shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association. The written decision of a majority of the arbitrators shall be final and binding on the Company and Programmer. The costs and expenses of the arbitration proceeding shall be assessed between the Company and Programmer in a manner to be decided by a majority of the arbitrators, and the assessment shall be set forth in the decision and award of the arbitrators. Judgment on the award, if it is not paid within thirty days, may be entered in any court having jurisdiction over the matter. No action at law or in equity based upon any claim arising out of or related to this Agreement shall be instituted in any court by the Company or Programmer against the other except:
(i) an action to compel arbitration pursuant to this Section; or (ii) an action to enforce the award of the arbitration panel rendered in accordance with this Section.

         7.11 No Joint Venture. Nothing in this Agreement shall be deemed to create a joint venture between the Company and the Programmer.

             [THE REMINDER OF THIS PAGE 1NTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Time Brokerage Agreement the day and year first above written.


                             PERMITTEE: CHANNEL 42 OF LITTLE ROCK, INC.


                               By: /s/ Dale Leininger
                                   --------------------------------------------
                                        Dale Leininger
                                        President

                              PROGRAMMER: PAXSON COMMUNICATIONS
                                           OF LITTLE ROCK-42, INC.

                                By:  /s/ James B. Bocock
                                   -------------------------------------------
                                    Name:  JAMES B. BOCOCK
                                    Title: PRESIDENT

                                  ATTACHMENT I
                              CONVENSATION SCHEDULE

         Programmer shall reimburse the Company on a monthly basis for the Company's payment of Station expenses listed on Attachment II upon receipt from the Company of a certificate (with attached invoices, etc.) documenting payment of those expenses.

         Payments shall be made by delivery of a check to the Company within seven (7) days after receipt by Programmer of the aforesaid certificate at an address to be designated.

                                  ATTACHMENT II

                                STATION EXPENSES

(1)    Lease and Utility Payments

(2)    Employee Salaries and Benefits(1)

(3)    Property Insurance and Taxes

(4)    Professional Fees

(5)    Equipment Repair and Maintenance

(6)    Programming Expenses

(7)    Miscellaneous Reasonable and Necessary Station Expenses


---------------------------

         (1) Programmer's obligation to reimburse the Company for Employee Salaries and Benefits shall be limited to an amount equal to the salary and benefits payable to one management level employee and one non-management level employee.

                                 ATTACHMENT III

                 BROADCAST STATION PROGRAMMING POLICY STATEMENT

         The following sets forth the policies generally applicable to the presentation of programming and advertising over Television Station KVUT(TV), Little Rock, Arkansas. All programming and advertising broadcast by the station must conform to these policies and to the provisions of the Communications Act of 1934, as amended [the "Act"], and the Rules and Regulations of the Federal Communications Commission ["FCC"].

Station Identification

The station must broadcast a station identification announcement once an hour as close to the hour as feasible in a natural break in the programming. The announcement must include (1) the station's call letters (currently, KVUT(TV)); followed immediately by (2) the station's city of license (Little Rock, Arkansas).

Broadcast of Telephone Conversations

Before recording a telephone conversation for broadcast or broadcasting such a conversation simultaneously with its occurrence, any party to the call must be informed that the call will be broadcast or will be recorded for later broadcast, and the party's consent to such broadcast must be obtained. This requirement does not apply to calls initiated by the other party which are made in a context in which it is customary for the station to broadcast telephone calls.

Sponsorship Identification

When money, service, or other valuable consideration is either directly or indirectly paid or promised as part of an arrangement to transmit any programming, the station at the time of broadcast shall announce (1) that the matter is sponsored, either whole or in part; and (2) by whom or on whose behalf the matter is sponsored. Products or services furnished to the station in consideration for an identification of any person, product, service, trademark or brand name shall be identified in this manner.

In the case of any political or controversial issue broadcast for which any material or service is furnished as an inducement for its transmission, an announcement shall be made at the beginning and conclusion of the broadcast stating (1) the material or service that has been furnished; and (2) the person(s) or association(s) on whose behalf the programming is transmitted. However, if the broadcast is 5 minutes duration or less, the required announcement need only be made either at its beginning or end.

Prior to any sponsored broadcast involving political matters or controversial issues, the station shall obtain a list of the chief executive officers, members of the executive committee or board of directors of the sponsoring organization and shall place this list in the station's public inspection file.

Payola/Plugola

The station, its personnel, or its programmers shall not accept or agree to accept from any person any money, service, or other valuable consideration for the broadcast of any matter unless such fact is disclosed to the station so that all required station identification announcements can be made. All persons responsible for station programming must, from time to time, execute such documents as may be required by station management to confirm their understanding of and compliance with the FCC's sponsorship identification requirements.

Rebroadcasts

The station shall not rebroadcast the signal of any other broadcast station without first obtaining such station's prior written consent to such rebroadcast.

Fairness

Station shall seek to afford coverage to contrasting viewpoints concerning controversial issues of public importance.

Personal Attacks

The station shall not air attacks upon the honesty, character, integrity or like personal qualities of any identified person or group. If such an attack should nonetheless occur during the presentation of views on a controversial issue of public importance, those responsible for programming shall submit a tape or transcript of the broadcast to station management and to the person attacked within 48 hours, and shall offer the person attacked a reasonable opportunity to respond.

Political Editorials

Unless specifically authorized by station management, the station shall not air any editorial which either endorses or opposes a legally qualified candidate for public office.

Political Broadcasting

All "uses" of the station by legally qualified candidates for elective office shall be in accordance with the Act and the FCC's Rules and policies, including without limitation, equal opportunities requirements, reasonable access requirements, lowest unit charge requirements and similar rules and regulations.

Obscenity and Indecency

The station shall not broadcast any obscene material. Material is deemed to be obscene if the average person, applying contemporary community standards in the local community, would find that the material, taken as a whole, appeals to the prurient interest; depicts or describes in a patently offensive way sexual conduct specifically defined by applicable state law; and taken as a whole, lacks serious literary artistic, political or scientific value.

The station shall not broadcast any indecent material outside of the periods of time prescribed by the Commission. Material is deemed to be indecent if it includes language or material that, in context, depicts or describes, in terms patently offensive as measured by contemporary community standards for the broadcast medium, sexual or excretory activities or organs.

Billing

No entity which sells advertising for airing on the station shall knowingly issue any bill, invoice or other document which contains false information concerning the amount charged or the broadcast of advertising which is the subject of the bill or invoice. No entity which sells advertising for airing on the station shall misrepresent the nature or content of aired advertising, nor the quantity, time of day, or day on which such advertising was broadcast.

Contests

Any contests conducted on the station shall be conducted substantially as announced or advertised. Advertisements or announcements concerning such contests shall fully and accurately disclose the contest's material terms. No contest description shall be false, misleading or deceptive with respect to any material term.

Hoaxes

The station shall not knowingly broadcast false information concerning a crime or catastrophe.

Children's Programming

The station shall broadcast reasonable amounts of educational and informational programming designed for children aged 16 years and younger.

Children's Advertising

Programming designed f6r children aged 12 years and younger shall not include more than 12 minutes of commercial matter per hour, Monday through Friday, and shall not include more than 10.5 minutes of commercial matter per hour on weekend programming. There shall be no host selling, as that term is defined by the FCC, in children's programming on the station.

Emergency Information

Any emergency information which is broadcast by the station shall be transmitted both aurally and visually or only visually.

Lottery

The station shall not advertise or broadcast any information concerning any lottery (except the Arkansas State Lottery and any other state lottery). The station may advertise and provide information about lotteries conducted by non-profit groups, governmental entities and in certain situations, by commercial organizations, if and only if there is no state or local restriction or ban on such advertising or information and the lottery is legal under state or local law. Any and all lottery advertising must first be approved by station management.

Advertising

Station shall comply with all federal, state and local laws concerning advertising, including without limitation, all laws concerning misleading advertising, and the advertising of alcoholic beverages.

Programming Prohibitions.

Knowing broadcast of the following types of programs and announcements is prohibited:

         False Claims. False or unwarranted claims for any product or service.

        Unfair Imitation. Infringements of another advertiser's rights through plagiarism or unfair imitation of either program idea or copy, or any other unfair competition.

        Commercial Disparagement. Any unfair disparagement of competitors or competitive goods.

        Profanity. Any programs or announcements that are slanderous, obscene, profane, vulgar, repulsive or offensive, as evaluated by station management.

        Violence.  Any programs which are excessively violent.

        Unauthenticated Testimonials. Any testimonials which cannot be authenticated.

                                  ATTACHMENT IV
                             FORM OF PAYOLA AFFIDAVIT

City of
       -----------                  )
                                    )
County of                           )     SS:
         ---------                  )
                                    )
State of                            )
        ----------                  )

                          ANTI-PAYOLA/PLUGOLA AFFIDAVIT

_________, being first duly sworn, deposes and says as follows:

1.             He is for Position _________ for ________.
                                  Position

2.             He has acted in the above capacity since ____________.

3. No matter has been broadcast by Station ___ for which service, money or other valuable consideration has been directly or indirectly paid, or promised to, or charged, or accepted, by him from any person, which matter at the time so broadcast has not been announced or otherwise indicated as paid for or furnished by such person.

4. So far as he is aware, no matter has been broadcast by Station ___ for which service, money, or other valuable consideration has been directly or indirectly paid, or promised to, or charged, or accepted by Station __ or by any independent contractor engaged by Station __ in finishing programs, from any person, which matter at the time so broadcast has not been announced or otherwise indicated as paid for or furnished by such person.

5. In future, he will not pay, promise to pay, request, or receive any service, money, or any other valuable consideration, direct or indirect, from a third party, in exchange for the influencing of, or the attempt to influence, the preparation of presentation of broadcast matter on Station __.

6. Nothing contained herein is intended to, or shall prohibit receipt or acceptance of anything with the expressed knowledge and approval of my employer, but henceforth any such approval must be given in writing by someone expressly authorized to give such approval.

7. He, his spouse and his immediate family do__ do not__ have any present direct or indirect ownership interest in (other than an investment in a corporation whose stock is publicly held), serve as an officer or director of, whether with or without compensation, or serve as an employee of, any person, firm or corporation engaged in:

               1.   The publishing of music;

               2. The production, distribution (including wholesale and retail sales outlets), manufacture or exploitation of music, films, tapes, recordings or electrical transcriptions of any program material intended for radio broadcast use;

               3. The exploitation, promotion, or management or persons rendering artistic, production and/or other services in the entertainment field;

               4. The ownership or operation of one or more radio or television stations;

               5. The wholesale or retail sale of records intended for public purchase;

               6. Advertising on Station ___, or any other station owned by the Company (excluding nominal stockholdings in publicly owned companies).

8. The facts and circumstances relating to such interest are none__ as follows___:___________________________________________________
               _______________________________________________________________
               _______________________

                                      ___________________________
                                      Affiant

Subscribed and sworn to before me
this day of______, 19___.

____________________
Notary Public

My Commission expires:_______________.

                                  ATTACHMENT V
                               LiQUIDATED DAMAGES

          The Company acknowledges that Programmer will acquire certain assets associated uniquely with the Station's operation and will enter into various long-term agreements with program suppliers and other third parties to produce programming for the Station at substantial expense and risk; that Programmer will recruit, hire and maintain a staff of employees dedicated to acquiring and producing quality programming to be broadcast on the Station; and that Programmer will make substantial investments in additional hard assets to produce quality programming for the Station. The Company also acknowledges that Programmer will make substantial investments, both in tangible and intangible terms, to promote the Station under the Time Brokerage Agreement, to create a unique image for the Station, and to develop a competitive position in the market for the Station and that such efforts on the part of Programmer will add substantial value to the Station. The Company and Programmer acknowledge and agree that any measure of actual damages cannot compensate Programmer for the loss of the Company's performance under this Agreement and that the true measure of damages to Programmer for termination without cause or material breach of the Time Brokerage Agreement by the Company is incapable of accurate estimation with reasonable certainty. The Company and Programmer therefore agree that it is a fair and reasonable forecast of just compensation for the harm caused to be measured by liquidated damages, as defined in subparagraph (a) of this Attachment, to be paid to Programmer upon the termination without cause or material breach of the Time Brokerage Agreement by the Company.

          (a) "Liquidated Damages" shall mean an amount equal to funds expended and/or committed to be expended by Programmer (except (i) with respect to items
(3) through (7) below, which expenditures and/or commitments shall be consistent with industry practices and (ii) to the extent not theretofore recovered by Programmer from the Station's gross revenues prior to the termination without cause or material breach) in each of the following categories:

                    (1) the full value of all of Programmer's capital expenditures incurred in connection with this Agreement, less any consideration received by Programmer as a consequence of any sale of such assets;

                    (2) the full value of all service contracts and programming agreements assumed and entered into by Programmer for purposes of providing programming and advertising to be broadcast on the Station, which Programmer owns at the time of termination or breach less any consideration received by Programmer as a consequence of its good faith efforts to sell or assign such agreements;

                    (3) the full value of all severance and employee benefit packages that Programmer, in its discretion, shall provide to employees whose services would not be required in the absence of the Time Brokerage Agreement;

                    (4) the full value of any contract with third parties, which could not be performed owing to termination without cause or breach, for services to be rendered in connection with programming provided to the Station including, without limitation, producers, advertising salespeople, technicians, engineers, and any other independent contractors whose services would not be required in the absence of the Time Brokerage Agreement;

                    (5) the full value of all expenses incurred to promote the Station and position the Station in the marketplace;

                    (6) all reasonable corporate, legal,
                    administrative, professional and brokerage expenses attributable to Programmer's negotiation and performance of the Time Brokerage Agreement; and

                    (7) the good will and intangible value associated with Programmer's efforts under this Agreement to create a unique image and competitive market position for the Station.

     (b) Should the Company terminate without cause or materially breach the Time Brokerage Agreement, Programmer shall submit its computation of Liquidated Damages under the categories set forth above to a "Big Six" accounting firm mutually acceptable to the parties for independent auditing and verification. Within thirty (30) days of verification, the Company agrees to tender payment of all verified amounts to Programmer; provided, however, that if the Company objects to any particular enumerated component of the Liquidated Damages, as verified, it shall notify Programmer of such object within fifteen (15) days of verification. If thereafter Programmer and the Company cannot agree as to the amount of the objectionable component, either party shall have the right to elect to arbitrate such dispute pursuant to Section 7.10 of the Time Brokerage Agreement provided it gives written notice of its election to arbitrate by the thirtieth (30) day following the date of the Company's objection to Programmer's verification. Notwithstanding that the Company may question a particular component of the Liquidated Damages and either party may elect arbitration of the dispute, the reminder of the items comprising the Liquidated Damages shall be paid by the Company to Programmer within sixty (60) days of accounting verification, as specified above. No payment shall be required as to any contested component until the earlier of (i) Programmer and the Company reaching an agreement on the amount or (ii) entering of the arbitration award.

     (c) If any category of Liquidated Damages is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remainder of the categories of Liquidated Damages shall not be affected thereby, and the parties agree to use their best efforts to negotiate a replacement category that is not invalid, illegal or unenforceable.

                                  ATTACHMENT VI

                             CERTIFICATE OF PAYMENT

          Pursuant to Section 1.7(b) of the August _, 1996 Time Brokerage Agreement concerning KVUT(TV), I,____ , on behalf of Channel 42 of Little Rock, Inc. ("Company"), hereby certify that the Company has timely paid the expenses listed and documented in Exhibit A hereto, which expenses were incurred in the operation of commercial television station KVUT(TV) for the month of __________ 199__.

     Executed this _______ day of___________, 199_.

                                     _________________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------



                             CONSTRUCTION AGREEMENT

                                 BY AND BETWEEN

                        CHANNEL 42 OF LITTLE ROCK, INC.

                                      AND

                             PAXSON COMMUNICATIONS
                            OF LITTLE ROCK-42, INC.

                                      FOR

                          TELEVISION STATION KVUT(TV)
                             LITTLE ROCK, ARKANSAS


                                AUGUST 21, 1996




--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                            Page
SECTION 1. DEFINITIONS  . . . . . . . . . . . . . . . . . . .  1

SECTION 2. THE WORK . . . . . . . . . . . . . . . . . . . . .  2

SECTION 3. COMPLETION OF THE WORK . . . . . . . . . . . . . .  3

SECTION 4. COST OF THE WORK . . . . . . . . . . . . . . . . .  3

SECTION 5. BUDGET . . . . . . . . . . . . . . . . . . . . . .  3

SECTION 6. CONTRACTOR'S CONSTRUCTION OBLIGATIONS  . . . . . .  4

SECTION 7. SUBCONTRACTORS . . . . . . . . . . . . . . . . . .  5

SECTION 8. PROTECTION OF PERSONS AND PROPERTY . . . . . . . .  5

SECTION 9. INSURANCE  . . . . . . . . . . . . . . . . . . . .  5

SECTION 10. DAMAGES . . . . . . . . . . . . . . . . . . . . .  6

SECTION 11. TERMINATION . . . . . . . . . . . . . . . . . . .  6

SECTION 12. MISCELLANEOUS PROVISIONS  . . . . . . . . . . . .  7

SECTION 13. COUNTERPARTS  . . . . . . . . . . . . . . . . . .  8

                             CONSTRUCTION AGREEMENT

       THIS CONSTRUCTION AGREEMENT (the "Agreement") is entered into as of this 21st day of August, 1996, by and between PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC., a Florida corporation ("Contractor"), and CHANNEL 42 OF LITTLE ROCK, INC., a Delaware corporation (the "Company").

                             W I T N E S S E T H

       WHEREAS, the Company is the proposed assignee of a construction permit issued by the Federal Communications Commission ("FCC") for new television station KVUT(TV), Channel 42, Little Rock, Arkansas, FCC File No. BPCT-850607KO (as subsequently modified through the date hereof, the "Construction Permit");

       WHEREAS, the Company, Contractor and Leininger-Geddes Partnership, current permittee and assignor of the construction permit for the aforementioned television station, have entered into a Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"); and

       WHEREAS, the Purchase Agreement provides that Contractor and the Company shall enter into this Agreement in order to permit Contractor to specify the materials and equipment required to construct the facilities proposed in the Construction Permit for new television station KVUT(TV), Channel 42, Little Rock, Arkansas (the "Station"), and to undertake, following consultation with the Company, such construction.

       NOW THEREFORE, in consideration of the above and of the mutual promises covenants contained herein, the parties, intending to be legally bound, agree as follows:

       SECTION 1. DEFINITIONS. In addition to the terms which are elsewhere defined in this Agreement, the following terms shall have the respective meanings hereinafter set forth:

               A. "Budget" shall mean the preliminary budget agreed to by the Company and Contractor, as described in Exhibit A attached hereto, as such Budget may be amended in accordance with Section 6 of this Agreement.

               B. "Contract Documents" shall mean this Agreement, all authorizations issued to the Company for the Station's operation and construction, the Plans and Specifications and the Budget.

               C. "Plans and Specifications" shall mean the plans and specifications described in Exhibit B attached hereto, and as supplemented from time to time upon mutual agreement of Contractor and the Company.

               D. "Modification Application" means the application filed by the Company with the FCC, File No. BMPCT-950111KM, requesting modification of the Construction Permit.

               E. "Work" shall mean all labor, materials and equipment necessary or appropriate for the construction of the facilities described in the Plans and Specifications as authorized in the Construction Permit.

         SECTION 2. THE WORK.

               A. Contractor agrees to do the following at Contractor's expense:

                    (i) In consultation with the Company, specify for the purchase or lease by Contractor the equipment, supplies and materials necessary or appropriate for the construction and installation of the facilities described in the Plans and Specifications and as authorized in the Construction Permit; and

                    (ii) With the concurrence of the Company, construct and/or install the facilities described in the Plans and Specifications in accordance with the Construction Permit and all applicable zoning, building or other governmental laws, ordinances or regulations.

               B.   The Company has done or agrees to do the following:

                    (i) Maintain in effect the Construction Permit, as it may be modified, including the filing, if necessary, of an application to extend the expiration date of the Construction Permit;

                    (ii) File with the FCC or any other governmental agency and prosecute to the fullest extent any amendments to the Construction
Permit and any other applications which may be necessary for the implementation of the Construction Permit, the construction of the Station, and the commencement and continuation of the Station's operations as proposed in the Construction Permit;

                    (iii) Prepare and timely file with the FCC an application for license for the constructed facilities in accordance with the rules and regulations of the FCC; and

                    (iv) Cooperate with Contractor in timely filing and obtaining any zoning, building and other permits that are required in connection with the Plans and Specifications and the Work, and execute the necessary documents and agreements provided by Contractor in accordance with its obligations hereunder.

         SECTION 3. COMPLETION OF THE WORK

               A. The Work shall be commenced upon the grant of the Modification Application by the FCC and shall be substantially completed as promptly as reasonably practicable but not later than the FCC imposed construction deadline; provided, however, that the parties agree that such date shall be extended by reason of strikes, labor troubles, inability to procure material, failure of power, governmental actions or inactions, riots, insurrection, war or other reasons beyond the control of the parties, in which event the Company shall seek an extension of the FCC construction deadline.

               B. The Work shall be deemed to be substantially complete when (i) construction is sufficiently complete, in accordance with the Contract Documents, so that the Station may begin operating pursuant to Program Test Authority under FCC rules using the facilities proposed in the Construction Permit and (ii) all permits, modifications of permits, authorizations and licenses necessary to operate such facilities have been obtained. Any Work required by the Contract Documents which remains to be completed after the date of substantial completion shall, if reasonably feasible, be completed by Contractor within ninety (90) days after the date of substantial completion.

               C. Upon completion of the Work, the Company and Contractor shall enter into a Lease Agreement in the form of Exhibit C hereto, pursuant to which Contractor shall lease to the Company certain assets used or useful in the operation of the Station.

         SECTION 4. COST OF THE WORK. Contractor shall be responsible for the entire cost of the Work.

         SECTION 5. BUDGET. The Company and Contractor acknowledge and agree that the Budget represents the estimated cost of the Work. Promptly after the date hereof, Contractor shall obtain firm bids from responsible manufacturers, suppliers, and contractors approved by the Company for the performance of the Work or portions thereof, and shall supply copies of all bids to the Company. Upon receipt of the bids and upon mutual agreement of the Company and Contractor to accept those bids, Contractor shall accept the bids and the Budget shall be adjusted to conform to the bids.

         SECTION 6. CONTRACTOR'S CONSTRUCTION OBLIGATIONS.

               A. Contractor shall supervise and direct the Work, using its best skill and attention and, subject to the concurrence of the Company, shall be responsible for all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under this Agreement.

               B. Contractor shall indemnify the Company against any losses or liabilities incurred by the Company for the acts and omissions of Contractor's employees, contractors, subcontractors and other persons providing or performing any of the Work.

               C. Unless otherwise provided in the Contract Documents, Contractor shall provide all labor, materials, equipment, tools, construction, equipment and machinery, water, heat, utilities, transportation and other facilities and services necessary for the proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

               D. Contractor shall at all times enforce strict discipline and good order among any person working at the construction site.

               E. Contractor warrants to the Company that all materials and equipment furnished under this Contract will be new, unless otherwise specified in Exhibit A, and that all Work will be of good quality, free from faults and defects and in conformance with the Contract Documents.

               F. Contractor shall comply with all laws, ordinances, rules, regulations and lawful orders of any public authority bearing on the performance of the Work.

               G. Contractor shall prepare and submit to the Company an estimated progress schedule for the Work. The progress schedule shall be related to the entire project, to the extent required by the Contract Documents, and shall provide for expeditious and practicable completion of the Work.

               H. Contractor at all times shall keep the construction site free from accumulation of waste material or rubbish caused by the Work. At the completion of the Work, Contractor shall remove or cause to be removed all waste materials and rubbish from and about the construction site and tools, construction equipment, machinery and surplus materials.

        SECTION 7. SUBCONTRACTORS. By an appropriate written agreement, Contractor shall require each subcontractor retained by Contractor to be bound by the terms of the Contract Documents, and to assume all the obligations and responsibilities which Contractor, by those documents, assumes toward the Company.

        SECTION 8.  PROTECTION OF PERSONS AND PROPERTY.

               A. Contractor shall take all reasonable precautions for the safety of, and shall provide all reasonable protection to prevent dainage, injury or loss to:

                    (i)     all individuals employed to perform the Work;

                    (ii) all materials and equipment to be used in the Work, whether in storage, on or off the site, under the care, custody or control of Contractor or any of its subcontractors; and

                    (iii)   other property at the site or adjacent thereto.

               B. Contractor shall give all notices and comply with all applicable laws, ordinances, rules, regulations and lawful orders of any public authority bearing on the safety of persons or property or their protection from damage, injury or loss.

         SECTION 9. INSURANCE.

               A. Contractor shall purchase and maintain or cause to be purchased and maintained such insurance as will protect Contractor and the Company from claims set forth below which may arise out of or result from the Work, whether such operations be by Contractor or by any subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

                    (i) claims under workmen's compensation, disability benefit and other similar employee benefit acts;

                    (ii) claims for damages because of bodily injury, occupational sickness or disease, or death;

                    (iii) claims for damages insured by usual personal injury liability coverage which are sustained (1) by any person as a result of an offense directly or indirectly related to the employment of such person by Contractor, or (2) by any other person;

                    (iv) claims for damages, other than to the Work itself, because of injury to or destruction of tangible property; and

                    (v) claims for damages because of bodily injury or death or any property damage arising out of the ownership, maintenance or use of any motor vehicle in respect of the Work.

               B. The insurance required by this Section shall be written for not less than the limits of liability agreed to by Contractor and the Company or required by law, whichever is greater.

               C. Certificates of Insurance acceptable to the Company and Contractor shall be delivered to the Company prior to commencement of the Work. These Certificates shall contain a provision that coverage afforded under the policies will not be canceled until at least thirty (30) days' prior written notice has been given to the Company.

               D. Contractor shall also purchase and maintain property insurance upon the entire Work to the full insurable value thereof. This insurance shall insure against the perils of fire and extended coverage shall include "all risk" insurance for physical loss or damage including, without duplication of coverage, theft, vandalism and malicious mischief and shall provide that all proceeds from such insurance shall go to Contractor.

        SECTION 10. DAMAGES. In the event of a default by Contractor of its obligations under this Agreement or the failure of Contractor to complete the Work, Contractor shall not be liable to the Company for any consequential damages as a result of such default or failure. The sole liability of Contractor to the Company shall be for the full cost and expense of completing the Work in accordance with the Contract Documents and the Plans and Specifications.

        SECTION 11. TERMINATION.

               A. This Agreement shall terminate, and neither party shall have any further obligation hereunder, upon the earlier to occur of (a) the completion of the Work, (b) the Second Closing (as defined in the Purchase Agreement), or (c) termination of the Purchase Agreement in accordance with its terms before the Second Closing.

               B. In the event that either this Agreement or the Purchase Agreement is terminated in accordance with its respective terms by the Company following a material breach by Contractor of its respective obligations hereunder or thereunder, then the Company shall have the right to (a) purchase from Contractor the Station's transmitter building, if such building is owned by the Contractor at the time of such termination, and the Station's transmitting antenna and transmission line at the fair market value of such building, antenna and line determined as of the date of such termination and (b) offer to purchase from the Contractor the Station's transmitter. In the event that the Contractor, in its sole discretion, elects not to sell the Station's transmitter to the Company, the Company shall have the right to lease such transmitter from the Contractor for a period of no more than six months and upon such other terms and conditions, including the payment of fair market rent, as may be agreed upon by the Company and Contractor.

       SECTION 12.  MISCELLANEOUS PROVISIONS.

              A. The Contract shall be governed by the laws of the State of Florida applicable to contracts made and to be performed there, without reference to the principles of the conflicts of law.

              B. The Company and Contractor each binds itself and its successors, assigns and legal representatives to the other party hereto and to the successors, assigns and legal representatives of such other party with respect to all covenants, agreements and obligations contained in the Contract Documents.

              C. The parties hereto agree to cooperate fully with each other in preparing, filing, prosecuting, advocating grant, and taking any other actions necessary with respect to any applications or actions which are or may be necessary to obtain the consent of the FCC or of any other governmental. instrumentality, or any third party to, or are or may be necessary or helpful in order to accomplish the transactions contemplated by this Agreement.

              D. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, (ii) delivered by personal delivery or sent by commercial delivery service or certified mail, return receipt requested, (iii) deemed to have been given on the date of personal delivery, the date set forth in the records of the delivery service or on the return receipt, and (iv) addressed as follows::

If to the Company:            Channel 42 of Little Rock, Inc.
                              102 Fairmont Circle
                              Daphne, Alabama 36526
                              Attention: Dale Leininger

If to Contractor:             Mr. Lowell W. Paxson
                              Paxson Communications of Little Rock-42, Inc.
                              601 Clearwater Park Road
                              West Palm Beach, Florida 33401

or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this
Section 12.D.

              E. No action or failure to act by the Company or Contractor shall constitute a waiver of any right or duty afforded any of them under this Agreement, nor shall any such action or failure to act constitute an approval of or acquiescence in any breach thereunder, except as may be specifically agreed in writing.

              F. If the Contract Documents, laws, ordinances, rules, regulations or orders or any public authority having jurisdiction require any portion of the Work to be inspected, tested or approved, Contractor shall give the Company timely notice of its readiness so the Company may observe such inspection, testing or approval.

              G. The Company's and Contractor's respective obligations hereunder are unique and valuable and not readily subject to compensation by money damages alone. Accordingly, in the event either party should breach its obligations under this Agreement, the other party shall be entitled to an order directing specific performance from a court of competent jurisdiction, in addition to all other remedies at law or in equity.

       SECTION 13. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures on all counterparts were upon the same instrument.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company and Contractor have executed this Constniction Agreement as of the date first above written.

                                     PAXSON COMMUNICATIONS OF LITTLE
                                     ROCK-42, INC.



                                     By:  /s/ William L. Watson
                                          ---------------------------------
                                          Name:  William L. Watson
                                          Title: Secretary




                                     CHANNEL 42 OF LITTLE ROCK, INC.



                                     By:  /s/ Dale Leininger
                                          ---------------------------------
                                          Dale Leininger
                                          President

                              EXHIBITS A AND B



                                   BUDGET

                                     AND

                          PLANS AND SPECIFICATIONS

                                 To Be Supplied
                         After Agreement by the Parties

                                                                      EXHIBIT C



--------------------------------------------------------------------------------

                                LEASE AGREEMENT

                                 BY AND BETWEEN

                        CHANNEL 42 OF LITTLE ROCK, INC.

                                      AND

                             PAXSON COMMUNICATIONS
                            OF LITTLE ROCK-42, INC.

                                      FOR

                          TELEVISION STATION KVUT(TV)
                             LITTLE ROCK, ARKANSAS

                                ________ __, 1996


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                            Page
SECTION 1. TERM . . . . . . . . . . . . . . . . . . . . . . .  1
     (a)    Initial and Renewal Term  . . . . . . . . . . . .  1
     (b)    Holding Over  . . . . . . . . . . . . . . . . . .  1
     (C)    Automatic Termination . . . . . . . . . . . . . .  2

SECTION 2. RENT AND TAXES . . . . . . . . . . . . . . . . . .  2
     (a)    Rent for Initial and Renewal Terms  . . . . . . .  2
     (b)    Taxes . . . . . . . . . . . . . . . . . . . . . .  3
     (C)    Payment . . . . . . . . . . . . . . . . . . . . .  3

SECTION 3. USE OF ASSETS  . . . . . . . . . . . . . . . . . .  3

SECTION 4. ALTERATIONS  . . . . . . . . . . . . . . . . . . .  3

SECTION 5. MAINTENANCE AND REPAIRS  . . . . . . . . . . . . .  4

SECTION 6. INDEMNITY AND, INDEMNITY INSURANCE . . . . . . . .  5

SECTION 7. ASSIGNMENT . . . . . . . . . . . . . . . . . . . .  6

SECTION 8. CONDEMNATION . . . . . . . . . . . . . . . . . . .  6

SECTION 9. INTERFERENCE AND RF RADIATION  . . . . . . . . . .  7
     (a)    General . . . . . . . . . . . . . . . . . . . . .  7
     (b)    RF Radiation  . . . . . . . . . . . . . . . . . .  7

SECTION 10.  FORCE MAJEURE  . . . . . . . . . . . . . . . . .  7

SECTION 11.  MECHANICS' LIENS . . . . . . . . . . . . . . . .  7

SECTION 12.  LESSOR'S LIEN  . . . . . . . . . . . . . . . . .  7

SECTION 13.  QUIET ENJOYMENT  . . . . . . . . . . . . . . . .  7

SECTION 14.  DEFAULT  . . . . . . . . . . . . . . . . . . . .  8

SECTION 15.  SURRENDER OF LEASED ASSETS . . . . . . . . . . .  8

SECTION 16.  NOTICES  . . . . . . . . . . . . . . . . . . . .  8

                                                              Page
SECTION 17.  PROPERTY INSURANCE . . . . . . . . . . . . . . . .  9

SECTION 18.  TAXES  . . . . . . . . . . . . . . . . . . . . . . 10

SECTION 19.  CAPTIONS . . . . . . . . . . . . . . . . . . . . . 10

SECTION 20.  COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES . 10

SECTION 21.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
             COVENANTS  . . . . . . . . . . . . . . . . . . . . 10

SECTION 22.  COUNTERPARTS . . . . . . . . . . . . . . . . . . . 10

SECTION 23.  ATTORNEYS FEES . . . . . . . . . . . . . . . . . . 10

SECTION 24.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . 10

SECTION 25.  ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . 10

SECTION 26.  WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . 10

                                                                       EXHIBIT C
                               LEASE AGREEMENT

       THIS LEASE is made and entered into as of this ___________ day of _____, 1996, by and between PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC., a Florida corporation (hereinafter referred to as "Lessor"), and CHANNEL 42 OF LITTLE ROCK, INC., a Delaware corporation (hereinafter referred to as "Lessee").

                               STATEMENT OF FACTS

       A. Lessor, Lessee and Leininger-Geddes Partnership, a general partnership formed under the laws of the State of Alabama, have entered into a Stock Purchase Agreement dated as of August 21, 1996 ("Purchase Agreement").

       B. The Purchase Agreement provides that Lessor and Lessee shall enter into a Lease Agreement pursuant to which Lessor shall lease to Lessee certain assets used or useful in the operation of new television station KVUT(TV), Channel 42, Little Rock, Arkansas (the "Station").

       C. Lessor and Lessee desire to set forth herein the terms and conditions of such Lease.

       NOW, THEREFORE, in consideration of the terms and conditions set forth in this Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

       SECTION 1. TERM.

            (a) Initial and Renewal Term. Lessee shall have the right to use the assets described in Exhibit A hereto (the "Leased Assets") for an Initial Term commencing on the date hereof (the "Commencement Date") and expiring at 12:00 Midnight on the date that is 180 days following the first anniversary of the day the Station begins operating under Program Test Authority pursuant to Section 73.1620 of the FCC's Rules (the "Initial Term"), unless this Lease is sooner terminated as hereinafter provided. This Lease may be renewed for one additional one-year term (the "Renewal Term"), unless at least 90 days prior to the expiration of the Initial Term Lessor or Lessee shall have provided written notice to the other stating that it does not intend to renew this Lease for a Renewal Term. The Initial Term and Renewal Term shall be subject to all of the terms and conditions set forth in this Lease.

            (b)   Holding Over.  If Lessee or anyone claiming under
Lessee shall remain in possession of the Leased Assets or any part thereof after the expiration of the Initial Term or the Renewal Term without any agreement in writing between the Lessor and Lessee with respect thereto, prior to acceptance of rent by Lessor, the person remaining in possession shall be deemed a holdover lessee, and, after acceptance of rent by Lessor, the party remaining in possession of the Leased Assets shall be deemed a lessee from month-to-month, subject to the provisions of this Lease. The rental during any such period shall equal one hundred twenty-five percent (125%) of the rental in effect immediately preceding such expiration.

            (c) Automatic Termination. Notwithstanding anything in this Lease to the contrary, this Lease shall automatically terminate upon the Second Closing (as defined in the Purchase Agreement), and neither Lessor nor Lessee shall have any further obligations hereunder, except that Lessee shall be responsible for any unpaid Rent.

       SECTION 2. RENT AND TAXES.

            (a) Rent for Initial and Renewal Terms. Lessee covenants and agrees to pay Lessor for the use of the Leased Assets during the Initial Term and the Renewal Term the amounts set forth below (the "Rent"):

                  (1) On or before the last day of the month in which the Commencement Date falls, Lessee shall pay as Rent for each day of the period beginning on the Commencement Date and ending on the last day of such month the sum of Six Hundred Sixty-Six and 66/100 Dollars ($666.66).

                  (2) Lessee shall pay to Lessor an annual Rent in the amount of Two Hundred Forty Thousand Dollars ($240,000) per year (the "Base Rent") for the period beginning with the month first following the Commencement Date and ending on the last day of the twelfth month thereafter, which amount shall be payable in equal monthly installments.

                  (3) In the event that this Lease is renewed, the Rent to be paid by Lessee to Lessor during the Renewal Term shall be equal to the sum of the Base Rent plus the amount determined by multiplying the Base Rent by the percentage increase, if any, in the U.S. Department of Labor, Bureau of Labor Statistics, Revised All-Cities Consumer Price Index for the Little Rock, Arkansas metropolitan area (the "CPI") published immediately prior to the last day of the Initial Term over the CPI published immediately prior to the Commencement Date. In no event shall the Rent to be paid by Lessee during the Renewal Term be less than the Base Rent.

                  (4)     If the CPI ceases to exist or is
substantially changed, Lessor shall substitute a similar index. Except as otherwise specifically provided herein, installments of Rent during the Initial Term and the Renewal Term shall be paid in advance in United States Dollars (without prior notice or invoice by Lessor) on or before the first of the month and any amounts which are payable when invoiced hereunder shall be due within twenty (20) days after Lessee's receipt of such invoice.

            (b) Taxes. Lessee shall pay to Lessor, when invoiced, any and all taxes and assessments levied or assessed on or against the use of the Leased Assets.

            (c) Payment. All monthly payments of rent or other sums due Lessor hereunder shall be sent to or made at the offices of Lessor designated in Section 16 hereof, or such other place as may be designated by Lessor from time to time; provided that any such designation must be in writing and provided to Lessee at least one week before the date on which payment from Lessee is due.

       SECTION 3. USE OF ASSETS.

            (a) Lessee shall have the right to use the Leased Assets only for the purpose of constructing and operating the Station and for the construction and operation of transmit and receive towers, satellite receivers and associated equipment related to Lessee's operation of the Station.

            (b) Lessee accepts the Leased Assets in their present condition ("as is") and agrees that it will take good care of the Leased Assets, subject to reasonable wear and tear, and that Lessee will return the Leased Assets to Lessor in the same condition as said Leased Assets were in at the time control was turned over to Lessee, subject to reasonable wear and tear and damage done by Lessor, if any. Lessee agrees that it will comply with all laws, ordinances, orders, rules, regulations or requirements of all governmental authorities which are applicable to its use of the Leased Assets.

            (c) Lessee, at its own cost and expense, shall obtain and maintain in effect any and all permits, licenses and approvals that are or may be required with respect to the construction or operation of the Station by each governmental authority having jurisdiction over such construction or operation.

       SECTION 4. ALTERATIONS.

            (a) Subject to Lessor's approval, which approval shall not be unreasonably withheld, Lessee, at its own expense and subject to the provisions of Subsection 4(b) hereof, may make such alterations, additions, changes and improvements (herein called "Alterations") to the Leased Assets as Lessee may deem necessary or desirable, subject to

Lessor's approval, which approval shall not be unreasonably withheld; provided that said Alterations shall not lessen the value of the Leased Assets.

            (b)   Before Lessee may make any Alterations to the Leased
Assets in accordance with the rights granted by Subsection 4(a) hereof, Lessee shall submit to Lessor written specifications for such Alterations that are proposed, for Lessor's approval. Lessor, within thirty (30) days after receipt by it of the written specifications, shall notify Lessee whether it approves such Alterations. If Lessor fails to notify Lessee in writing within such thirty (30) day period that it disapproves of such Alterations, Lessee may proceed to cause the Alterations to be made.

       SECTION 5. MAINTENANCE AND REPAIRS.

            (a) Lessor shall be responsible for the repair and maintenance of the Leased Assets. In the event that Lessee reasonably determines that a repair or replacement is needed and Lessor after written notice does not make said repair or replacement within a reasonable period of time, Lessee shall notify Lessor in writing that it considers said repair or replacement necessary and that it is contemplating making said repair. Lessee may then, at its option, make such repair or replacement and charge the reasonable cost incurred to Lessor. It is agreed that nothing in the foregoing shall relieve Lessor from full performance of its obligations and that the remedy referred to above is in addition to any other remedy available to Lessee.

            (b) If the Leased Assets shall be partially damaged by fire or other cause without the fault or neglect of Lessee or its employees, agents, visitors or licensees, the Lessor shall proceed forthwith to replace or to repair the Leased Assets with reasonable diligence at the expense of Lessor; provided that, if the Leased Assets are to be replaced or repaired and are unusable in whole or in part following such damage, the rent payable hereunder during the period in which they are unusable shall be adjusted equitably; provided further, however, that, if the Leased Assets are totally damaged or rendered wholly unusable by fire or other cause, including, but not limited to, condemnation, and Lessor shall decide not to replace the same, then, within ninety (90) days after such fire, casualty or condemnation, Lessor may give Lessee notice in writing of the decision not to replace, whereupon the Initial Term or Renewal Term of this Lease shall terminate, Lessee shall surrender the Leased Assets to Lessor, and rent shall be abated for the unexpired portion of this Lease, effective as of the date of said written notice from Lessor, and Lessor and Lessee shall have no further obligation or liability to the other. It is agreed that nothing in this Subsection 5(b) shall require Lessor to replace or to repair any or all Alterations.

            (c) Lessor will maintain the Leased Assets so as to comply with existing rules and regulation imposed by any governmental authority having jurisdiction over the construction or operation of the Station, and will make any repairs and modifications reasonably necessary to maintain the Leased Assets in good condition and in compliance with good broadcast engineering practices. In performance of its obligation to maintain and repair the Leased Assets, it may be necessary from time to time for Lessor to request that Lessee temporarily cease its broadcast operation, turn off electrical power and/or make other adjustments to its equipment and operations. Lessor agrees to schedule such work, as far as reasonably possible, from 1:00 A.M. to 5:00 A.M., and Lessor will not cause any temporary interruption of Lessee's broadcast operation under this provision unless such interruption is required by and consistent with good engineering practices. Lessee agrees to cooperate with Lessor and to comply with and honor Lessor's reasonable requests for temporary cessation of its broadcast operation, to turn off electrical power and/or to make other adjustments to its equipment or operation, as necessary, to allow Lessor to perform such work in an orderly and timely manner.

            (d)   Subject to the limitation contained in the last sentence of
Section 6(a), Lessor shall indemnify and hold harmless Lessee from any and all claims, expenses or liabilities, including reasonable attorneys' fees and court costs, for injuries to or death of persons or damage to property arising out of or in connection with Lessor's maintenance and repair of the Leased Assets.

       SECTION 6. INDEMNITY AND INDEMNITY INSURANCE.

            (a) Lessee shall indemnify and hold harmless Lessor from any and all claims, expenses or liabilities, including reasonable attorneys' fees and court costs, for injuries to or death of persons, or damage to property arising out of or in connection with Lessee's use of the Leased Assets. Lessee further agrees to defend on behalf of Lessor all legal actions, if any, arising out of any such claim for such damages. Lessor shall not be liable for loss or damage sustained by Lessee by reason of business interruption resulting from Lessor's maintenance and repair of the Leased Assets as provided in Section 5 above.

            (b) Lessee agrees that it will, at its expense, obtain and maintain during the Initial Term or Renewal Term public liability insurance against claims of injury to or death of persons, or damage to property arising out of or in connection with Lessee's use of the Leased Assets, naming Lessee and Lessor as insured persons. Such public liability insurance shall be with an insurer that Lessor finds reasonably satisfactory and shall have limits of not less than One Million Dollars ($1,000,000) with respect to claims of injury to or death of any number of persons in any one occurrence and not less than Two Hundred Thousand Dollars ($200,000) for property damage in any one occurrence. Lessee agrees to name

Lessor as a co-insured party on any and all such public liability insurance policies. Satisfactory evidence of such coverage shall be submitted by Lessee to Lessor.

       SECTION 7. ASSIGNMENT.

            (a) Right to Assign. Neither this Lease nor any of the rights, interests or obligations of Lessee hereunder shall be assigned, encumbered, hypothecated, subleased or otherwise transferred without the prior written consent of Lessor. Lessor shall have the right to assign its rights, interests and obligations hereunder without Lessee's consent so long as Lessor provides Lessee with prior written notice of any such assignment by Lessor.

            (b) This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

       SECTION 8. CONDEMNATION.

            (a)   If during the Initial Term or Renewal Term of this
Lease the Leased Assets or any portion thereof shall be appropriated by any corporation or authority having the right of eminent domain, or if access to the Leased Assets is restricted by action of any such corporation or authority and reasonably comparable access is not made available to the Leased Assets, this Lease and all obligations of Lessor and Lessee hereunder shall cease and terminate as of the date the appropriating corporation or authority takes possession thereof or materially restricts access to the Leased Assets. All obligations of Lessee to pay any rents or other charges whatsoever under the terms of this Lease shall be apportioned as of such date in the same manner as if the Lease had expired on such date according to its terms.

            (b) Whenever used herein, the terms "appropriated" or "appropriation" shall include any voluntary transfer of the Leased Assets or any part thereof to any corporation or authority having the right of eminent domain as a result of a settlement of a threatened or pending appropriation action.

            (c) In the event of the appropriation of the whole or any part of the Leased Assets, the amount received as compensation for the appropriation (including in the case of an appropriation of part of the Leased Assets, any amount allowed as damages to the remainder) shall be paid in full to Lessor, subject, however, to any right of Lessee to receive any additional or specific award from the appropriating corporation or authority to which it might be entitled.

            (d) In any appropriation of the Leased Assets, Lessee shall have the right to prove in the proceeding and to receive any award which may be for damages to or condemnation of Lessee's movable trade fixtures, equipment, furniture and furnishings and for moving and relocation expenses.

       SECTION 9. INTERFERENCE AND RF RADIATION.

            (a) General. Lessee will conduct its activities in accordance with applicable requirements of the FCC and sound electronic and engineering practice.

           (b) RF Radiation. Lessee shall, at Lessee's expense, take all actions required to ensure that Lessee's broadcast operation does not expose workers or the general public to levels of radio frequency radiation in excess of the "Radio Frequency Protection Guides" recommended in the American National Standard Safety Levels with Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 kHz to 100 GHz (ANSI C95.1-1982) issued by the American National Standards Institute.

       SECTION 10. FORCE MAJEURE. Neither Lessor nor Lessee shall be required to perform any term, condition or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean Acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riots, floods, and any other cause not reasonably within the control of Lessor or Lessee and which by the exercise of due diligence Lessor or Lessee is unable, wholly or in part, to prevent or to overcome.

       SECTION 11. MECHANICS' LIENS. Lessee shall not suffer or permit any mechanics' liens to be filed against the Leased Assets by reason of work, labor or materials supplied or claimed to have been supplied to Lessee that are not removed or for which adequate bond has not been provided within thirty (30) days of such filing. Furthermore, if any such lien at any time shall be filed against the Leased Assets, Lessee shall proceed with due diligence to cause the same to be discharged of record by payment, deposit, bond, order of court or otherwise.

       SECTION 12. LESSOR'S LIEN. Lessor shall have a first lien upon every right and interest of Lessee to and in the Leased Assets for the payment of rent and all other sums payable by Lessee hereunder and as security for the performance and observance of the agreements, conditions, and obligations of this Lease by and between Lessor and Lessee, dated the date hereof, which agreements, conditions, and obligations are to be performed and observed by Lessee.

       SECTION 13. QUIET ENJOYMENT. Lessor covenants that, upon payment by Lessee of all rents and the performance by Lessee of all obligations pursuant to this Lease, Lessee shall and may peaceably and quietly have and enjoy the Leased Assets for and during the Initial Term and any Renewal Term of this Lease, pursuant to the terms hereof, free from any hindrance from any person or persons whomsoever claiming by, through or under Lessor.

       SECTION 14. DEFAULT. If the Lessee defaults in fulfilling any of its material covenants or obligations hereunder, or if the Lessee does not fully make all payments of rent when due under this Lease, Lessor at its option may terminate and end this Lease and recover the Leased Assets; provided that Lessee has been given written notice by Lessor and that Lessee has not made full payment of the rent and cured all other such defaults, if any, within fifteen (15) days following receipt of such notice. In the event of a default hereunder, other than the nonpayment of rent or other monetary obligation, the Lessor shall have the right to terminate this Lease if Lessee does not cure such default within thirty (30) days of receipt of written notice of default from Lessor. In the event of said defaults, in addition to said termination rights, Lessor shall have all other rights and remedies to which it may be entitled. A waiver by the Lessor of any breach of this Lease or any terms, conditions or promises herein contained must be in writing to be effective and shall not be or construed to be a waiver of any subsequent breach of the same or any other term, condition or promise herein and the payment by the Lessee and acceptance by the Lessor of rent hereunder shall not be construed to be a waiver of any breach of terms or conditions herein, except as to the particular installment of rent so paid and accepted.

       SECTION 15. SURRENDER OF LEASED ASSETS. Lessee, upon the expiration of the Initial Term or Renewal Term of this Lease or the earlier termination of this Lease pursuant to Section 14 above, shall surrender to Lessor the Leased Assets in accordance with the terms and conditions provided for in Subsection 3(b) hereof.

       SECTION 16. NOTICES. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, delivered by personal delivery, or sent by commercial delivery service or certified mail, return receipt requested, (ii) deemed to have been given the date of personal delivery, or the date set forth in the records of the delivery service or on the return receipt, and (iii) addressed as follows:

If to Lessor:         Paxson Communications of Little Rock-42, Inc.
                      601 Clearwater Park Road
                      West Palm Beach, FL 33401
                      Attention: Lowell W. Paxson
with a copy           Dow, Lohnes & Albertson
(which shall          A Professional Limited Liability Company
not constitute        1200 New Hampshire Avenue, N.W.,
notice) to:           Suite 800
                      Washington, D.C. 20036-6802
                      Attention: John R. Feore, Jr., Esq.

If to Lessee:         Channel 42 of Little Rock, Inc.
                      102 Fairmont Circle
                      Daphne, AL 36526
                      Attention: Dale Leininger

with a copy           Brown Nietert & Kaufman, Chartered
(which shall          1920 N Street, N.W., Suite 660
not constitute        Washington, D.C. 20036
notice) to:           Attention: Lorretta K. Tobin, Esq.

or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this
Section 16.

         SECTION 17.  PROPERTY INSURANCE.

              (a) Lessor shall, at its expense, obtain and maintain during the Initial Term and Renewal Term of this Lease, "All Risk", hazard insurance on the Leased Assets. Such insurance shall cover at least all risks customarily insured against in the broadcasting industry, subject to standard deductibles.

              (b) Lessee hereby releases Lessor from and holds Lessor harmless against any and all claims that Lessee may hereafter have for loss, theft, disappearance, damage or destruction of the Leased Assets, regardless of the cause thereof. Notwithstanding the generality of the foregoing, this release shall not apply to any grossly negligent, willful or wanton act of the Lessor, its employees, agents or representatives. In the event that insurance on the Leased Assets was in force at the time of such loss, theft, disappearance, damage or destruction, Lessee agrees to take all necessary action to make this release effective and binding upon its insurance carriers so that such carriers specifically waive all right of subrogation, if any, that such carriers might otherwise have against Lessor and its employees, agents or contractors, except with respect to any grossly negligent, willful or wanton acts of Lessor, its employees, agents or representatives.

         SECTION 18. TAXES. During the term hereof, Lessor agrees to pay all personal property taxes assessed against the Leased Assets within thirty
(30) days of its receipt of a true and correct statement therefor.

         SECTION 19. CAPTIONS. The captions or headings of sections in this Lease are inserted for convenience only and shall not be considered in construing the provisions hereof.

         SECTION 20.  COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES.
This Lease shall inure to the benefit of and be binding upon the successors and assigns of Lessor and Lessee.

         SECTION 21.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
COVENANTS. Any and all representations, warranties and covenants contained in this Lease shall survive the execution of the Lease and shall continue in full force and effect during the Initial Term and any Renewal Term hereof.

         SECTION 22. COUNTERPARTS. More than one counterpart of this Lease may be executed by the parties hereto and each duly executed counterpart shall be deemed an original.

         SECTION 23. ATTORNEYS FEES. In the event an action is brought to enforce or construe any of the terms or conditions of this Lease, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

         SECTION 24.  MISCELLANEOUS.

               (a) This Lease shall be governed by the laws of the State of Florida and may be modified or amended only by a written instrument signed by both Lessor and Lessee.

               (b) Failure of either party to exercise its rights hereunder shall not operate as a waiver of the future exercise of such right.

         SECTION 25. ENTIRE AGREEMENT. This Lease, including the exhibits hereto, sets forth the entire understanding of the parties hereto at the time of execution and delivery hereof with respect to the subject matter hereof.

         SECTION 26. WAIVER OF JURY TRIAL. To the extent they may lawfully do so, the parties hereto irrevocably waive all rights to a trial by jury in any proceeding hereinafter instituted by or against either party in respect of this Lease.

            [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties have executed this Lease Agreement as of the date first set forth above.

                          CHANNEL 42 OF LITTLE ROCK, INC.

                          By:
                               -------------------------------------------------
                               Dale Leininger
                               President



                          PAXSON COMMUNICATIONS OF LITTLE ROCK-42, INC.



                          By:
                               -------------------------------------------------
                               Name:
                               Title:

                                  EXHIBIT A

                                Leased Assets

                                 To Be Supplied
                         After Agreement by the Parties